                                Filed pursuant to Rules 497(c) and (h) under the
                         Securities Act of 1933, as amended, File No. 333-117123
PROSPECTUS

(NUVEEN INVESTMENTS LOGO)
                                  $240,000,000

                  NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND

                            FUNDPREFERRED(TM) SHARES
                              3,200 SHARES, SERIES M
                              3,200 SHARES, SERIES TH
                              3,200 SHARES, SERIES F

                    LIQUIDATION PREFERENCE $25,000 PER SHARE

    Nuveen Floating Rate Income Opportunity Fund (the "Fund") is a recently organized, diversified, closed-end management investment company. The Fund's investment objective is to achieve a high level of current income. Under normal market circumstances, the Fund will invest at least 80% of its Managed Assets (as defined on page 2 of the prospectus) in adjustable rate loans, primarily secured senior loans. As part of the 80% requirement, the Fund also may invest in unsecured senior loans and secured and unsecured subordinated loans. The Fund will invest at least 65% of its Managed Assets in adjustable rate senior loans that are secured by specific collateral.

    Adjustable rate loans are made to U.S. or non-U.S. corporations, partnerships and other business entities that operate in various industries and geographical regions. Such adjustable rate loans pay interest at rates that are redetermined periodically at short-term intervals on the basis of an adjustable base lending rate plus a premium. The Fund may invest a substantial portion of its Managed Assets in adjustable rate loans and other debt instruments that are, at the time of investment, rated below investment grade or unrated but judged to be of comparable quality. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal and are commonly referred to as junk bonds. Because of the protective features of senior loans (being senior in a borrower's capital structure and, in certain instances, secured by specific collateral), the Fund's subadviser believes, based on its experience, that senior loans tend to have more favorable loss recovery rates compared to most other types of below investment grade obligations that are subordinated and unsecured. The Fund's subadviser also believes that including subordinated loans in the portfolio may offer the opportunity to enhance the income and return potential of the Fund.

    The Fund's principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (312) 917-7900. You should read this prospectus, which contains important information about the Fund, before deciding whether to invest and retain it for future reference. A Statement of Additional Information, dated September 21, 2004, and as it may be supplemented, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 59 of this prospectus, by calling (800) 257-8787 or by writing to the Fund, or you may obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).
                             ---------------------

     INVESTING IN FUNDPREFERRED SHARES INVOLVES CERTAIN RISKS. SEE "RISK FACTORS" BEGINNING ON PAGE 25.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                             ---------------------

                                                              PER SHARE         TOTAL
                                                              ---------      ------------
Public Offering Price.......................................   $25,000       $240,000,000
Sales Load(1)...............................................   $   500       $  4,800,000
Proceeds to the Fund(2).....................................   $24,500       $235,200,000

------------

(1) One-half of the sales load from this offering will be paid to certain underwriters based on their participation in the Fund's offering of common shares.

(2) Does not include offering expenses payable by the Fund estimated to be $370,000.

    The underwriters expect to deliver the FundPreferred shares in book-entry form, through the facilities of The Depository Trust Company, to purchasers on or about September 24, 2004.

                             ---------------------
CITIGROUP                                                NUVEEN INVESTMENTS, LLC
                              WACHOVIA SECURITIES
September 21, 2004

     The Fund is offering 3,200, 3,200 and 3,200 shares of Series M, Series TH and Series F FundPreferred shares, respectively. The shares are referred to in this prospectus as "FundPreferred shares." The FundPreferred shares have a liquidation preference of $25,000 per share, plus any accumulated, but unpaid dividends, if any. The FundPreferred shares also have priority over the Fund's common shares as to distribution of assets as described in this prospectus. The dividend rate for the initial dividend rate period will be 1.80%, 1.80% and 1.80% for FundPreferred shares Series M, Series TH and Series F, respectively. The initial rate period is from the date of issuance through October 4, 2004, September 30, 2004 and October 3, 2004 for FundPreferred shares Series M, Series TH and Series F, respectively. For subsequent rate periods, FundPreferred shares pay dividends based on a rate set at auction, usually held weekly. Prospective purchasers should carefully review the auction procedures described in the prospectus and should note: (1) a buy order (called a "bid order") or sell order is a commitment to buy or sell FundPreferred shares based on the results of an auction; (2) auctions will be conducted by telephone, electronically or in writing; and (3) purchases and sales will be settled on the next business day after the auction. FundPreferred shares are not listed on an exchange. You may only buy or sell FundPreferred shares through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund, or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity.

     The FundPreferred shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. THE FUND HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THE FUND IS NOT MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED.

                             ---------------------

Prospectus Summary..........................................    1
Financial Highlights........................................   11
The Fund....................................................   12
Use of Proceeds.............................................   12
Capitalization..............................................   13
Portfolio Composition.......................................   13
The Fund's Investments......................................   14
Use of Leverage.............................................   22
Hedging Transactions........................................   22
Risk Factors................................................   25
Management of the Fund......................................   33
Description of FundPreferred Shares.........................   35
The Auction.................................................   49
Description of Borrowings...................................   51
Description of Common Shares................................   52
Certain Provisions in the Declaration of Trust..............   52
Repurchase of Fund Shares; Conversion to Open-End Fund......   53
Federal Income Tax Matters..................................   54
Custodian, Transfer Agent, Auction Agent, Dividend
  Disbursing Agent and Redemption Agent.....................   56
Underwriting................................................   57
Legal Opinions..............................................   58
Available Information.......................................   58
Table of Contents for the Statement of Additional
  Information...............................................   59

                               PROSPECTUS SUMMARY

     This is only a summary. You should review the more detailed information contained elsewhere in this prospectus and in the Statement of Additional Information (the "SAI"), including the Fund's Statement Establishing and Fixing the Rights and Preferences of FundPreferred Shares (the "Statement") to understand the offering fully. Capitalized terms used but not defined in this prospectus shall have the meanings given to such terms in the Statement.

The Fund......................   Nuveen Floating Rate Income Opportunity Fund
                                 (the "Fund") is a recently organized,
                                 diversified, closed-end management investment company. The Fund's common shares, $0.01 par value, are traded on the New York Stock
                                 Exchange (the "Exchange") under the symbol
                                 "JRO." See "Description of Common Shares." As of September 14, 2004, the Fund had 28,360,100 common shares outstanding and net assets applicable to common shares of $406,348,294.

Investment Objective and
Policies......................   The Fund's investment objective is to achieve a
                                 high level of current income. The Fund's investment objective and certain investment policies are considered fundamental and may not be changed without shareholder approval. The
                                 Fund cannot assure you that it will attain its investment objective. See "The Fund's
                                 Investments" and "Risk Factors."

                                 Under normal market circumstances, the Fund will invest at least 80% of its Managed Assets in adjustable rate loans, primarily secured senior loans. As part of the 80% requirement, the Fund also may invest in unsecured senior loans (together with secured senior loans referred to herein as "Senior Loans") and secured and unsecured subordinated loans. Adjustable rate Senior Loans and adjustable rate subordinated loans are sometimes collectively referred to in this prospectus as "Adjustable Rate Loans."

                                 Adjustable Rate Loans pay interest at rates that are redetermined periodically at short-term intervals by reference to a base lending rate, primarily the London-Interbank Offered Rate ("LIBOR"), plus a premium. The Fund may invest a substantial portion of its Managed Assets in Adjustable Rate Loans and other debt instruments that are, at the time of investment, rated below investment grade or unrated but judged to be of comparable quality. Securities (which term for purposes of this prospectus includes Adjustable Rate Loans) of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal and are commonly referred to as "junk bonds." Adjustable Rate Loans are made to U.S. or non-U.S. corporations, partnerships and other business entities ("Borrowers") that operate in various industries and geographical regions, which may include middle-market companies. As used in the prospectus, "middle-market" generally refers to companies with annual revenues of approximately $500 million or below and subordinated loans to middle markets companies are generally referred to as "mezzanine loans." It is anticipated that the proceeds of the Adjustable Rate Loans in which the Fund will invest will be used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings, internal growth and for other corporate purposes.

                                 The Fund may invest up to 20% of its Managed
                                 Assets in the following adjustable or fixed rate securities: (i) other debt securities such as investment and non-investment grade debt securities, fixed rate Senior Loans or subordinated loans, convertible securities and structured notes (other than structured notes that are designed to provide returns and risks that emulate those of Adjustable Rate Loans, which may be treated as an investment in Adjustable Rate Loans for purposes of the 80% requirement set forth above); (ii) mortgage-related and other asset-backed securities (including collateralized loan obligations and collateralized debt obligations); and (iii) debt securities and other instruments issued by government, government-related or supranational issuers (commonly referred to as sovereign debt securities). No more than 5% of the Fund's Managed Assets may be invested in each of convertible securities, mortgage-related and other asset-backed securities, and sovereign debt securities. The debt securities in which the Fund may invest may have short-term, intermediate-term or long-term maturities. The Fund also may receive warrants and equity securities issued by an Issuer (as defined below) or its affiliates in connection with the Fund's other investments in such entities.

                                 Investment grade quality securities are those securities that, at the time of investment, are
                                 (i) rated by at least one nationally recognized statistical rating organization ("NRSRO") within the four highest grades (BBB- or Baa3 or better by Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch Ratings ("Fitch")), or (ii) unrated but judged to be of comparable quality. The Fund may purchase Senior Loans and other debt securities that are rated below investment grade or that are unrated but judged to be of comparable quality. No more than 15% of the Fund's Managed Assets may be invested in Adjustable Rate Loans and other debt securities that are, at the time of investment, rated CCC+ or Caa or below by S&P, Moody's or Fitch or that are unrated but judged to be of comparable quality. See "The Fund's
                                 Investments -- Portfolio Composition and Other Information" and "Risk Factors -- General Risks of the Fund -- Issuer Level Risks -- Below Investment Grade Risk."

                                 The Fund's net assets, including assets
                                 attributable to any FundPreferred shares that may be outstanding and the principal amount of any Borrowings (defined below), are called "Managed Assets." Borrowers under Adjustable Rate Loans and issuers of other securities in which the Fund may invest are sometimes collectively referred to herein as "Issuers."

                                 Nuveen Institutional Advisory Corp. ("NIAC"), the Fund's adviser, will be responsible for determining the Fund's overall investment strategy and its implementation, including the use of leverage and hedging. Symphony Asset Management, LLC ("Symphony") will be the Fund's subadviser responsible for managing the Fund's Managed Assets.

                                 Under normal circumstances:

                                 - The Fund will invest at least 65% of its
                                   Managed Assets in Senior Loans that are
                                   secured by specific collateral.

                                 - Initially, the Fund does not intend to invest
                                   more than 10% of its Managed Assets in
                                   adjustable rate subordinated loans.

                                 - The Fund expects to maintain an average
                                   duration of one year or less for its
                                   portfolio investments in Adjustable Rate
                                   Loans and other debt instruments. See "The
                                   Fund's Investments -- Investment Objective and Policies" for a description of duration.

                                 - The Fund will not invest in inverse floating
                                   rate securities.

                                 - The Fund may invest up to 20% of its Managed
                                   Assets in securities of non-U.S. Issuers that are U.S. dollar or non-U.S. dollar denominated. Initially, the Fund does not intend to invest in non-U.S. dollar denominated securities. The Fund's Managed Assets to be invested in Adjustable Rate Loans and other debt instruments of non-U.S. Issuers may include debt securities of Issuers located, or conducting their business in, emerging markets countries. Initially, the Fund does not intend to invest in securities of emerging markets Issuers.

                                 - The Fund may not invest more than 20% of its
                                   Managed Assets in securities from an industry which (for the purposes of this prospectus) generally refers to the classification of companies in the same or similar lines of business such as the automotive, textiles and apparel, hotels, media production and consumer retailing industries.

                                 - The Fund may invest more than 20% of its
                                   Managed Assets in sectors which (for the purposes of this prospectus) generally refers to broader classifications of industries, such as the consumer discretionary sector which includes the automotive, textiles and apparel, hotels, media production and consumer retailing industries, provided the Fund's investment in a particular industry within the sector does not exceed the industry limitation.

                                 - The Fund may invest up to 50% of its Managed
                                   Assets in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable).

                                 In pursuing its objective of high current income, the Fund will invest in Adjustable Rate Loans and other debt instruments that may involve significant credit risk. As part of its efforts to manage this risk and the potential impact of such risk on the overall value and returns of the Fund's portfolio, Symphony generally follows a credit management strategy that includes (i) a focus on Senior Loans that are secured by specific assets, (ii) rigorous and on-going bottom-up fundamental analysis of Issuers, and (iii) overall portfolio diversification. Symphony will perform its own credit and research analysis of Issuers, taking into consideration, among other things, the entity's financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, its anticipated cash flow, interest and asset coverage, and its earnings prospects. Even with these efforts, because of the greater degree of credit risk within the portfolio, the Fund's net asset value could decline over time. In an effort to help preserve the Fund's overall capital, Symphony will seek to enhance portfolio value by investing in securities it believes to be undervalued, which, if successful, can mitigate the potential loss of value due to credit events over time.

                                 During temporary defensive periods or in order to keep the Fund's cash fully invested, the Fund may deviate from its investment objective and invest all or a portion of its assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. In addition, upon Symphony's recommendation that a change would be in the best interests of the Fund and upon concurrence by NIAC, and subject to approval of the Board of Trustees of the Fund, Symphony may deviate from its investment guidelines noted above. For a more complete discussion of the Fund's portfolio composition, see "The Fund's Investments."

Portfolio Composition.........   Based upon current market conditions, the Fund
                                 anticipates that substantially all of the net proceeds will be invested according to the Fund's investment plan described in the paragraph below within 12 months following the completion of the initial public offering of common shares, depending on the availability of appropriate investment opportunities consistent with the Fund's investment objective and other market conditions. Until such time as the Fund is fully invested according to its investment plan described below, the Fund expects that its portfolio will consist primarily of secured
                                 Senior Loans and high yield debt instruments of companies with large market capitalizations because the Fund anticipates that it will be able to invest in such Senior Loans and high yield debt instruments more rapidly than it can invest in middle-market Adjustable Rate Loans.
                                 The Fund expects that this initial invest-up period will occur within 3-4 months following the completion of the initial public offering of common shares.

                                 Within 12 months following the completion of the initial public offering of common shares, the Fund's current investment plan anticipates a target portfolio allocation in the following approximate amounts: (i) 75% of its Managed Assets will be invested in Senior Loans of companies with large market capitalizations,
                                 (ii) 10% of its Managed Assets will be invested in secured Senior Loans, subordinated loans and other debt instruments issued by middle-market companies, and (iii) 15% of its Managed Assets will be invested in other debt instruments of companies with large market capitalizations and cash.

Investment Adviser and
Subadviser....................   NIAC, the Fund's investment adviser, will be
                                 responsible for determining the Fund's overall investment strategy and its implementation, including the use of leverage and hedging.

                                 NIAC, a registered investment adviser, is a wholly owned subsidiary of Nuveen Investments, Inc. Founded in 1898, Nuveen Investments, Inc. and its affiliates had approximately $102 billion of assets under management as of June 30, 2004. According to Thomson Wealth Management, Nuveen is the leading sponsor of closed-end exchange-traded funds as measured by the number of funds (108) and the amount of fund assets under management (approximately $48 billion) as of June 30, 2004.

                                 Symphony, a registered investment adviser, is an indirect wholly owned subsidiary of Nuveen Investments, Inc. Founded in 1994, Symphony had approximately $4.2 billion in assets under management as of June 30, 2004. Symphony specializes in the management of market neutral equity and debt strategies and Senior Loan and other debt portfolios.

                                 NIAC and Symphony will sometimes individually be referred to as an "Adviser" and collectively be referred to as the "Advisers."

                                 Effective August 1, 2004, NIAC will receive an annual fee, payable monthly, in the maximum amount of 0.85% of the Fund's average total daily Managed Assets. This maximum fee is equal to the sum of a "fund-level fee" and a "complex-level fee." The fund-level fee is a maximum of 0.65% of the Fund's average total daily Managed Assets, with lower fee levels for fund-level assets that exceed $500 million. The complex-level fee is a maximum of 0.20% of the daily Managed Assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the United States, with lower fee levels for complex-level assets that exceed $55 billion. Based on current complex-level assets as of August 31, 2004, the complex-level fee would be approximately 0.195% of Managed Assets (assuming Fund Managed Assets of $500 million or less). From the commencement of Fund operations to July 31, 2004 (the first five days of the Fund's operations), NIAC received an annual fee (that included only a fund-level component), payable monthly, in a maximum amount equal to 0.85% of the Fund's average daily managed assets, with lower fee levels for assets that exceed $500 million. As previously defined, Managed Assets include assets attributable to any FundPreferred shares that may be outstanding and the principal amount of any Borrowings. NIAC will pay a portion of that fee to Symphony. The Advisers have contractually agreed to reimburse the Fund for fees and expenses in the amount of 0.30% of average daily Managed Assets of the Fund for the first five full years of the Fund's operations (through July 31, 2009), and in a declining amount for an additional three years (through July 31, 2012). For more information on fees and expenses, including fees attributable to common shares, see "Management of the Fund."

Use of Leverage...............   The Fund intends to use financial leverage,
                                 including issuing the FundPreferred shares, for investment purposes. The Fund currently anticipates its use of leverage will represent approximately 38% of its total assets, including the proceeds of such leverage. In addition to the issuance of FundPreferred shares, the Fund may make further use of financial leverage through borrowing, including the issuance of commercial paper or notes.
                                 Throughout this prospectus, commercial paper, notes or other borrowings sometimes may be collectively referred to as "Borrowings." Any
                                 Borrowings will have seniority over the
                                 FundPreferred shares. Payments to holders of FundPreferred shares in liquidation or otherwise will be subject to the prior payment of all outstanding indebtedness, including
                                 Borrowings.

                                 Because Adjustable Rate Loans and other
                                 adjustable rate securities in which the Fund may invest and the Fund's FundPreferred shares and Borrowings generally pay interest or dividends based on short-term market interest rates, the Fund's investments in Adjustable Rate Loans and such other adjustable rate securities may potentially offset the leverage risks borne by the Fund relating to the fluctuations on common share income due to variations in the FundPreferred share dividend rate and/or the interest rate on Borrowings. See "Use of Leverage."

Hedging Transactions..........   The Fund may use derivatives or other
                                 transactions for the purpose of hedging the portfolio's exposure to common stock risk, high yield credit risk, foreign currency exchange rate risk and the risk of increases in interest rates. The specific derivative instruments to be used, or other transactions to be entered into, each for hedging purposes may include (i) options and futures contracts, including options on common stock, stock indexes, bonds and bond indexes, stock index futures, bond index futures and related instruments, (ii) structured notes and similar instruments, (iii) credit derivative instruments, and (iv) currency exchange transactions. Some, but not all, of the derivative instruments may be traded and listed on an exchange.

                                 The positions in derivatives will be
                                 marked-to-market daily at the closing price established on the relevant exchange or at a fair value. See "The Fund's
                                 Investments -- Portfolio Composition and Other Information -- Hedging Transactions" and "Risk Factors -- General Risks of the Fund -- Hedging Risk and -- Counterparty Risk."

The Offering..................   The Fund is offering 3,200, 3,200 and 3,200
                                 shares of FundPreferred shares Series M, Series
                                 TH and Series F, respectively, at a purchase price of $25,000 per share. FundPreferred shares are being offered by the underwriters listed under "Underwriting."

Risk Factors Summary..........   Risk is inherent in all investing. Therefore,
                                 before investing in the Fund you should
                                 consider certain risks carefully. The primary risks of investing in FundPreferred shares are:

                                 - if an auction fails you may not be able to
                                   sell some or all of your shares;

                                 - because of the nature of the market for
                                   FundPreferred shares, you may receive less than the price you paid for your shares if you sell them outside of the auction, especially when market interest rates are rising;

                                 - a rating agency could downgrade FundPreferred
                                   shares, which could affect liquidity;

                                 - the Fund may be forced to redeem your shares
                                   to meet regulatory or rating agency
                                   requirements or may voluntarily redeem your shares in certain circumstances;

                                 - in extraordinary circumstances the Fund may
                                   not earn sufficient income from its
                                   investments to pay dividends;

                                 - any Borrowings may constitute a substantial
                                   lien and burden on the FundPreferred shares by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation; and

                                 - if the Fund leverages through Borrowings, the
                                   Fund may not be permitted to declare
                                   dividends or other distributions with respect to the FundPreferred shares or purchase FundPreferred shares unless at the time thereof the Fund meets certain asset coverage requirements and the payment of principal and interest on any such Borrowings are not in default.

                                 For additional general risks of investing in the FundPreferred shares and general risks of the Fund, see "Risk Factors."

Trading Market................   FundPreferred shares are not listed on an
                                 exchange. Instead, you may buy or sell
                                 FundPreferred shares at an auction that
                                 normally is held weekly by submitting orders to a broker-dealer that has entered into an agreement with the auction agent and the Fund
                                 (a "Broker-Dealer"), or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in FundPreferred shares outside of auctions, but may discontinue this activity at any time.
                                 There is no assurance that a secondary market will be established, or, if established, will provide shareholders with liquidity. You may transfer shares outside of auctions only to or through a Broker-Dealer, or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

                                 The table below shows the first auction date for each series of FundPreferred shares and the day on which each subsequent auction will normally be held for each series of FundPreferred shares. The first auction date for the series of FundPreferred shares will be the Business Day before the dividend payment date for the initial dividend period for each series of FundPreferred shares.

                                 The start date for subsequent rate periods normally will be the Business Day following the auction date unless the then-current rate period is a special rate period, or the day that normally would be the auction date or the first day of the subsequent rate period is not a Business Day.

                                                                            FIRST AUCTION     SUBSEQUENT
                                             SERIES                             DATE*         AUCTION DAY
                                             ------                         --------------    -----------
                                             M                              October 4         Monday
                                             TH                             September 30      Thursday
                                             F                              October 1         Friday

                                 --------------------

                                 * All dates are 2004.

Dividends and Rate Periods....   The table below shows the dividend rate for the
                                 initial rate period of the FundPreferred shares offered in this prospectus. For subsequent rate periods, FundPreferred shares will pay dividends based on a rate set at auctions, normally held every seven (7) days. In most instances, dividends are also paid every seven
                                 (7) days, on the day following the end of the rate period. See "Description of FundPreferred
                                 Shares -- Dividends and Dividend
                                 Periods -- Determination of Dividend Rate" and
                                 "The Auction."

                                 The table below also shows the date from which dividends on the FundPreferred shares will accumulate at the initial rate, the dividend payment date for the initial rate period and the day on which dividends will normally be paid. If dividends are payable on a Monday or Friday and that day is not a Business Day, then your dividends will generally be paid on the first Business Day that falls after that. If dividends are payable on a Tuesday, Wednesday or Thursday and that day is not a Business Day, then your dividends generally will be paid on the first Business Day prior to that day. Finally, the table below shows the number of days of the initial dividend period for the FundPreferred shares. Subsequent rate periods generally will be seven (7) days. The dividend payment date for special rate periods of other than seven (7) days will be set out in the notice designating a special dividend period. See "Description of FundPreferred
                                 Shares -- Dividends and Dividend
                                 Periods -- Determination of Dividend Rate."

                                                                                               PAYMENT                   NUMBER
                                                                                 DATE OF      DATE FOR    SUBSEQUENT    OF DAYS
                                                                    INITIAL    ACCUMULATION    INITIAL     DIVIDEND    OF INITIAL
                                                                    DIVIDEND    AT INITIAL    DIVIDEND     PAYMENT      DIVIDEND
                                             SERIES                   RATE        RATE*        PERIOD*       DAY         PERIOD
                                             ------                 --------   ------------   ---------   ----------   ----------
                                             M                       1.80%     September 24   October 5   Tuesday          11
                                             TH                      1.80%     September 24   October 1    Friday           7
                                             F                       1.80%     September 24   October 4    Monday          10

                                 --------------------

                                 * All dates are 2004.

Determination of Maximum
Applicable Rates..............   Except during a dividend default period, the
                                 applicable rate for any dividend period for FundPreferred shares will not be more than the maximum rate. The maximum rate for the FundPreferred shares will depend on the credit rating assigned to such FundPreferred shares and on the duration of the dividend period. The maximum rate will be the higher of the applicable percentage of the reference rate or the applicable spread plus the reference rate.
                                 The reference rate is the applicable LIBOR Rate
                                 (for a dividend period of fewer than 365 days) or the applicable Treasury Rate Index (for a dividend period of 365 days or more). The applicable percentage or applicable spread as so determined is further subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers. There is no minimum rate in respect of any dividend period. See
                                 "Description of FundPreferred
                                 Shares -- Dividends and Dividend
                                 Periods -- Determination of Dividend Rate."

Ratings.......................   It is a condition of the underwriters'
                                 obligation to purchase the FundPreferred shares that shares of each series of FundPreferred receive a rating of "Aaa" from Moody's and "AAA" from S&P.

Restrictions on Dividend
Redemption and Other
Payment.......................   If the Fund issues any Borrowings that
                                 constitute senior securities representing indebtedness (as defined in the Investment
                                 Company Act of 1940, as amended (the "1940
                                 Act")), under the 1940 Act, the Fund would not be permitted to declare any dividend on FundPreferred shares unless, after giving effect to such dividend, asset coverage with respect to such Borrowings that constitute senior securities representing indebtedness, if any, is at least 200%. In addition, the Fund would not be permitted to declare any other distribution on or purchase or redeem
                                 FundPreferred shares unless, after giving effect to such distribution, purchase or redemption, asset coverage with respect to such Borrowings that constitute senior securities representing indebtedness, if any, is at least
                                 300%. Dividends or other distributions on, or redemptions or purchases of, FundPreferred shares would also be prohibited at any time that an event of default under any Borrowings has occurred and is continuing. See
                                 "Description of FundPreferred
                                 Shares -- Restrictions on Dividend, Redemption and Other Payments."

Asset Maintenance.............   The Fund must maintain the FundPreferred Shares
                                 Basic Maintenance Amount as of each Valuation
                                 Date. The Fund also must maintain asset
                                 coverage for the FundPreferred shares on a non-discounted basis of at least 200% as of the last business day of each month. See
                                 "Description of FundPreferred Shares -- Asset
                                 Maintenance."

                                 The guidelines for calculating whether the FundPreferred Shares Basic Maintenance Amount has been satisfied have been established by Moody's and S&P in connection with the Fund's receipt from Moody's and S&P of the "Aaa" and "AAA" Credit Ratings, respectively, with respect to the FundPreferred shares on their Date of Original Issue.

                                 The Fund estimates that on the Date of Original Issue, the 1940 Act FundPreferred Shares Asset Coverage, based on the composition of its portfolio as of September 14, 2004, and after giving effect to the issuance of the FundPreferred shares offered hereby ($240,000,000) and the deduction of sales loads and estimated offering expenses for such FundPreferred shares ($5,170,000), will be 267%.

                                 In addition, there may be additional asset coverage requirements imposed in connection with any Borrowings. See "Description of Borrowings."

Redemption....................   Although the Fund will not ordinarily redeem
                                 FundPreferred shares, it may be required to redeem shares if, for example, the Fund does not meet an asset coverage ratio required by law or in order to correct a failure to meet rating agency guidelines in a timely manner.
                                 The Fund may voluntarily redeem FundPreferred shares in certain circumstances. See
                                 "Description of FundPreferred
                                 Shares -- Redemption."

Liquidation Preference........   The liquidation preference of the shares of
                                 each series of FundPreferred shares will be $25,000 per share plus accumulated but unpaid dividends, if any, thereon. See "Description of FundPreferred Shares -- Liquidation Rights."

Voting Rights.................   Except as otherwise indicated, holders of
                                 FundPreferred shares have one vote per share and vote together with holders of common shares as a single class.

                                 In connection with the election of the Board of Trustees, the holders of outstanding preferred shares of beneficial interest ("preferred shares"), including FundPreferred shares, as a class, shall be entitled to elect two trustees of the Fund. The holders of outstanding shares of common shares and preferred shares, including FundPreferred shares, voting together, shall elect the remainder. However, upon the Fund's failure to pay dividends on the preferred shares in an amount equal to two full years of dividends, the holders of preferred shares have the right to elect, as a class, the smallest number of additional Trustees as shall be necessary to assure that a majority of the Trustees has been elected by the holders of preferred shares. The terms of the additional Trustees shall end when the Fund pays or provides for all accumulated and unpaid dividends. See "Description of FundPreferred Shares -- Voting Rights."

Federal Income Taxes..........   Distributions with respect to the FundPreferred
                                 shares will generally be subject to U.S.
                                 federal income taxation. The Fund anticipates that all or substantially all of its dividends will be subject to federal income taxation at ordinary income tax rates. Dividends will generally not constitute "qualified dividend income" subject to reduced rates of federal income tax for individual and other noncorporate shareholders. Similarly, dividends will generally not qualify for the dividends received deduction available to corporate shareholders. Distributions designated by the
                                 Fund as net capital gains, if any, will be subject to rates applicable to long-term capital gains. The Internal Revenue Service
                                 ("IRS") currently requires that a regulated investment company, which has two or more classes of stock, allocate to each such class proportionate amounts of each type of its income (such as ordinary income and net capital gain) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, the Fund intends each year to allocate ordinary income dividends, capital gain distributions, dividends qualifying for the corporate dividends received deduction, if any, and "qualified dividend income," if any, between its common shares and FundPreferred shares in proportion to the total dividends paid to each class during or with respect to such year. See "Federal Income Tax Matters."

                              FINANCIAL HIGHLIGHTS

     Information contained in the table below under the headings "Per Share Operating Performance" and "Ratios/Supplemental Data" shows the unaudited operating performance of the Fund's common shares from the commencement of the Fund's operations on July 27, 2004 until July 31, 2004. Since the Fund commenced operations on July 27, 2004, the table covers less than one week of operations, during which a substantial portion of the Fund's assets were held in cash pending investment in Adjustable Rate Loans and other securities that meet the Fund's investment objective and policies. Accordingly, the information presented may not provide a meaningful picture of the Fund's operating performance.

                                                              JULY 27, 2004 --
                                                               JULY 31, 2004
                                                              ----------------
                                                                (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
  Common share net asset value, beginning of period.........      $  14.33
                                                                  --------
     Net investment income..................................            --
     Net gains on securities (realized and unrealized)......            --
                                                                  --------
       Total from investment operations.....................            --
  Offering costs............................................          (.03)
                                                                  --------
  Common share net asset value, end of period...............      $  14.30
                                                                  ========
  Per share market value, end of period.....................      $  15.01
  Total return on common share net asset value(a)...........          (.21)%
  Total investment return on market value(a)................           .07%
RATIOS/SUPPLEMENTAL DATA:
  Net assets applicable to common shares, end of period (in
     thousands).............................................      $383,212
  Ratio of expenses to average net assets applicable to
     common shares before reimbursement.....................          1.28%*
  Ratio of net investment income to average net assets
     applicable to common shares before reimbursement.......          (.01)%*
  Ratio of expenses to average net assets applicable to
     common shares after reimbursement......................           .98%*
  Ratio of net investment income to average net assets
     applicable to common shares after reimbursement........           .29%*
  Portfolio turnover rate...................................            --%

---------------

 * Annualized.

(a) Total investment return on market value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total return on common share net asset value is the combination of reinvested dividend income at net asset value, reinvested capital gains distributions at net asset value, if any, and changes in common share net asset value per share. Total returns are not annualized.

                                    THE FUND

     The Fund is a recently organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on April 27, 2004, pursuant to the Declaration, which is governed by the laws of The Commonwealth of Massachusetts. On July 30, 2004, the Fund issued an aggregate of 26,800,000 common shares of beneficial interest, par value $0.01 per share, pursuant to the initial public offering thereof. On August 20, 2004 and September 14, 2004, the Fund issued an additional 1,000,000 and 553,100 shares, respectively, pursuant to the underwriters exercise of the over-allotment option. The Fund's common shares are listed on the Exchange under the symbol "JRO." The Fund's principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

     The following provides information about the Fund's outstanding shares as of September 14, 2004.

                                                                    AMOUNT
                                                                  HELD BY THE
                                                       AMOUNT     FUND OR FOR     AMOUNT
TITLE OF CLASS                                       AUTHORIZED   ITS ACCOUNT   OUTSTANDING
--------------                                       ----------   -----------   -----------
Common.............................................  unlimited         0        28,360,100
FundPreferred Shares...............................  unlimited         0                 0
  Series M.........................................      3,200         0                 0
  Series TH........................................      3,200         0                 0
  Series F.........................................      3,200         0                 0

                                USE OF PROCEEDS

     The net proceeds of the offering of FundPreferred shares will be approximately $234,830,000 after payment of the sales load and estimated offering costs. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as described under "The Fund's Investments" as soon as practicable. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in secured Senior Loans and high yield debt instruments of companies with large market capitalizations within approximately four to six weeks after the completion of the offering. See "The Fund's Investments -- Portfolio Composition and Other Information -- Portfolio Compensation." Pending such investment, it is anticipated that the proceeds will be invested in short-term or long-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term money market instruments.

                                 CAPITALIZATION

     The following table sets forth the capitalization of the Fund as of September 14, 2004, and as adjusted to give effect to the issuance of the shares of FundPreferred offered hereby.

                                                                 ACTUAL      AS ADJUSTED
                                                              ------------   ------------
                                                              (UNAUDITED)    (UNAUDITED)
FUNDPREFERRED SHARES:
  FundPreferred shares, $25,000 stated value per share, at
     liquidation value; unlimited shares authorized (no
     shares issued and 9,600 shares issued, as adjusted),
     respectively*..........................................  $         --   $240,000,000
                                                              ============   ============
COMMON SHAREHOLDERS' EQUITY:
  Common shares, $.01 par value per share; unlimited shares
     authorized, 28,360,180 shares outstanding*.............  $    283,601   $    283,601
  Paid-in surplus**.........................................   405,124,239    399,954,239
  Undistributed net investment income.......................       629,803        629,803
  Accumulated net realized gain from investment
     transactions...........................................         1,421          1,421
  Net unrealized appreciation of investments................       309,230        309,230
                                                              ------------   ------------
  Net assets applicable to common shares....................  $406,348,294   $401,178,294
                                                              ============   ============

------------

 * None of these outstanding shares are held by or for the account of the Fund.

** As adjusted, paid-in surplus reflects a reduction for the sales load and estimated offering costs of the FundPreferred shares' issuance ($5,170,000).

                             PORTFOLIO COMPOSITION

     As of September 14, 2004, 40.83% of the market value of the Fund's portfolio was invested in Adjustable Rate Loans and other securities that meet the Fund's investment objective and policies and 59.17% of the market value of the Fund's portfolio was invested in short-term investments.

                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to achieve a high level of current income. There can be no assurance that the Fund's investment objective will be achieved.

     In pursuing its objective of high current income, the Fund will invest in Adjustable Rate Loans and other debt instruments that may involve significant credit risk. As part of its efforts to manage this risk and the potential impact of such risk on the overall value and returns of the Fund's portfolio, Symphony generally follows a credit management strategy that includes (i) a focus on Senior Loans that are secured by specific assets, (ii) rigorous and on-going bottom-up fundamental analysis of Issuers, and (iii) overall portfolio diversification. Symphony will perform its own credit and research analysis of Issuers, taking into consideration, among other things, the entity's financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, its anticipated cash flow, interest and asset coverage, and its earnings prospects. Even with these efforts, because of the greater degree of credit risk within the portfolio, the Fund's net asset value could decline over time. In an effort to help preserve the Fund's overall capital, Symphony will seek to enhance portfolio value by investing in securities it believes to be undervalued, which, if successful, can mitigate the potential loss of value due to credit events over time.

     NIAC is responsible for determining the Fund's overall investment strategy and its implementation, including the use of leverage and hedging. Symphony is the Fund's subadviser responsible for managing the Fund's Managed Assets. See "Management of the Fund."

     Under normal market circumstances, the Fund will invest at least 80% of its Managed Assets in Adjustable Rate Loans, primarily secured Senior Loans. As part of the 80% requirement, the Fund also may invest in unsecured Senior Loans and secured and unsecured subordinated loans. The Fund will invest at least 65% of its Managed Assets in Senior Loans that are secured by specific collateral. Initially, the Fund does not intend to invest more than 10% of its Managed Assets in adjustable rate subordinated loans. Investment in adjustable rate instruments such as Adjustable Rate Loans is expected to minimize changes in the underlying principal value of such investments, and therefore, the Fund's net asset value, resulting from changes in market interest rates.

     The Fund may invest up to 20% of its Managed Assets in the following adjustable or fixed rate securities: (i) other debt securities such as investment and non-investment grade debt securities, fixed rate Senior Loans or subordinated loans, convertible securities and structured notes, (other than structured notes that are designed to provide returns and risks that emulate those of Adjustable Rate Loans, which may be treated as an investment in Adjustable Rate Loans for purposes of the 80% requirement set forth above); (ii) mortgage-related and other asset-backed securities (including collateralized loan obligations and collateralized debt obligations); and (iii) debt securities and other instruments issued by government, government-related or supranational Issuers. No more than 5% of the Fund's Managed Assets may be invested in each of convertible securities, mortgage-related and other asset-backed securities, and sovereign debt securities. The debt securities in which the Fund may invest may have short-term, intermediate-term or long-term maturities. The Fund also may receive warrants and equity securities issued by an Issuer or its affiliates in connection with the Fund's other investments in such entities. The Fund may invest a substantial portion of its Managed Assets in Adjustable Rate Loans and other debt instruments that are, at the time of investment, rated below investment grade or unrated but judged to be of comparable quality.

     Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one NRSRO within the four highest grades (BBB- or Baa3 or better by S&P, Moody's or Fitch), or (ii) unrated but judged to be of comparable quality. No more than 15% of the Fund's Managed Assets may be invested in Adjustable Rate Loans and other debt securities rated CCC+ or Caa or below by S&P, Moody's or Fitch or that are unrated but judged to be of comparable quality. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." See Appendix B in the SAI for a description of security ratings.

     The Fund's policy under normal circumstances of investing at least 80% of its Managed Assets in Adjustable Rate Loans is not considered to be fundamental by the Fund and can be changed without a vote of the Fund's shareholders. However, this policy may only be changed by the Fund's Board following the provision of 60 days prior written notice to shareholders.

     Under normal market circumstances, Symphony expects to maintain an average duration of one year or less for the Fund's portfolio investments in Adjustable Rate Loans and other debt instruments. In comparison to maturity (which is the date on which a debt instrument ceases and the Issuer is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument's expected principal and interest payments. Duration differs from maturity in that it considers a security's yield, coupon payments, principal payments and call features in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with shorter durations (such as the anticipated average duration of one year or less for the Fund's portfolio investments as described above) tend to be less sensitive to interest rate changes than securities with longer durations. In general, the value of a portfolio of securities with a shorter duration can be expected to be less sensitive to interest rate changes than a portfolio with a longer duration.

     The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. Issuers that are U.S. dollar or non-U.S. dollar denominated. Initially, the Fund does not intend to invest in non-U.S. dollar denominated securities. The Fund may not invest more than 20% of its Managed Assets in securities from an industry which (for the purposes of this prospectus) generally refers to the classification of companies in the same or similar lines of business such as the automotive, textiles and apparel, hotels, media production and consumer retailing industries. The Fund may invest more than 20% of its Managed Assets in sectors which (for the purposes of this prospectus) generally refers to broader classifications of industries, such as the consumer discretionary sector which includes the automotive, textiles and apparel, hotels, media production and consumer retailing industries, provided the Fund's investment in a particular industry within the sector does not exceed the industry limitation. In addition, the Fund may invest up to 50% of its Managed Assets in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable).

     For a more complete discussion of the Fund's initial portfolio composition, see "-- Portfolio Composition and Other Information."

     The Fund cannot change its investment objective without the approval of the holders of a "majority of the outstanding" common shares and FundPreferred shares voting together as a single class, and of the holders of a "majority of the outstanding" FundPreferred shares voting as a separate class. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less. See "Description of FundPreferred
Shares -- Voting Rights" for additional information with respect to the voting rights of holders of FundPreferred shares.

OVERALL FUND MANAGEMENT

     NIAC is the Fund's investment adviser, responsible for the Fund's overall investment strategy and its implementation.

     NIAC will oversee Symphony in its management of the Fund's portfolio. This oversight will include ongoing evaluation of Symphony's investment performance, portfolio allocations, quality of investment process and personnel, compliance with Fund and regulatory guidelines, trade allocation and execution, and other factors.

     NIAC will also oversee the Fund's use of leverage, and efforts to minimize the costs and mitigate the risks to common shareholders associated with using financial leverage. See "Use of Leverage" and "Hedging

Transactions" below. This effort may involve making adjustments to investment policies in an attempt to minimize costs and mitigate risks.

SYMPHONY INVESTMENT PHILOSOPHY AND PROCESS

     Investment Philosophy. Symphony believes that managing risk, particularly for volatile assets such as Adjustable Rate Loans and other forms of high yield debt, is of paramount importance. Symphony believes that a combination of fundamental credit analysis and valuation information that is available from the equity markets provide a means of identifying what it believes to be superior investment candidates. Additionally, Symphony focuses primarily on liquid securities to help ensure that exit strategies remain available under different market conditions.

     Investment Process. In identifying Adjustable Rate Loans and other securities for potential purchase, Symphony combines quantitative screening and fundamental and relative value analysis. Symphony evaluates the identified investment candidates for liquidity constraints and favorable capital structures. The investment team then performs rigorous bottom-up fundamental analysis to identify investments with sound industry fundamentals, cash flow sufficiency and asset quality. The final portfolio is constructed using risk management and monitoring systems to ensure proper diversification.

PORTFOLIO COMPOSITION AND OTHER INFORMATION

     The Fund's portfolio will be composed principally of the following investments. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's portfolio investments are contained in the SAI.

     Senior Loans. The Fund may invest (i) in Senior Loans made by banks or other financial institutions to Borrowers, (ii) assignments of such interests in Senior Loans, or (iii) participation interests in Senior Loans. Senior Loans hold the most senior position in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt, preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower's assets. The proceeds of Senior Loans primarily are used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings, internal growth and for other corporate purposes. A Senior Loan is typically originated, negotiated and structured by a U.S. or non-U.S. commercial bank, insurance company, finance company or other financial institution ("Agent") for a lending syndicate of financial institutions which typically includes the Agent ("Lenders"). The Agent typically administers and enforces the Senior Loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders. The Fund normally will rely primarily on the Agent to collect principal of and interest on a Senior Loan. Also, the Fund usually will rely on the Agent to monitor compliance by the Borrower with the restrictive covenants in a loan agreement.

     Senior Loans in which the Fund will invest generally pay interest at rates that are redetermined periodically at short-term intervals by reference to a base lending rate, plus a premium. Senior Loans typically have rates of interest that are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate plus a premium or credit spread. These base lending rates are primarily LIBOR, and secondarily the prime rate offered by one or more major U.S. banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders. As adjustable rate loans, the frequency of how often a Senior Loan resets its interest rate will impact how closely such Senior Loans track current market interest rates. The Senior Loans held by the Fund will have a dollar-weighted average period until the next interest rate adjustment of approximately 90 days or less. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease. The Fund may utilize derivative instruments to shorten the effective interest rate redetermination period of Senior Loans in its portfolio. Senior Loans typically have a stated term of between one and eight years. In the experience of Symphony, the average life of Senior Loans in recent years has been approximately two years because of prepayments.

     The Fund expects primarily to purchase Senior Loans by assignment from a participant in the original syndicate of lenders or from subsequent assignees of such interests. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

     The Fund also may purchase participation interests in the original syndicate making Senior Loans. Loan participation interests typically represent direct participations in a loan to a corporate Borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a Senior Loan, becoming a part Lender. When purchasing a participation interest, the Fund assumes the credit risk associated with the corporate Borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund intends to invest may not be rated by any NRSRO. See "Risk Factors -- General Risks of the Fund -- Security Level Risks -- Senior Loan Participation Risk."

     The Fund may purchase and retain in its portfolio Senior Loans where the Borrowers have experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan. See "-- Other Investments -- Warrants and Equity Securities."

     Adjustable Rate Subordinated Loans. The subordinated loans in which the Fund may invest are typically privately-negotiated investments that rank subordinate in priority of payment to senior debt, such as Senior Loans, and are often unsecured. However, such subordinated loans rank senior to common and preferred equity in a Borrower's capital structure. Subordinated loans may have elements of both debt and equity instruments, offering fixed or adjustable rates of return in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a Borrower, if any, through an equity interest. This equity interest may take the form of warrants or direct equity investments which will be in conjunction with the subordinated loans. Due to their higher risk profile and often less restrictive covenants as compared to Senior Loans, subordinated loans generally earn a higher return than secured Senior Loans. The warrants associated with subordinated loans are typically detachable, which allows lenders the opportunity to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the Borrower. Subordinated loans also may include a "put" feature, which permits the holder to sell its equity interest back to the Borrower at a price determined through an agreed formula.

     The Fund expects to invest in subordinated loans that are primarily unsecured and that provide for relatively high, adjustable rates of interest, providing the Fund with significant current interest income. The subordinated loans in which the Fund may invest may have interest-only payments in the early years, with amortization of principal deferred to the later years of the subordinated loans. In some cases, the Fund may acquire subordinated loans that, by their terms, convert into equity or additional debt securities or defer payments of interest for the first few years after issuance. Also, in some cases the subordinated loans in which the Fund may invest will be collateralized by a subordinated lien on some or all of the assets of the Borrower. Typically, subordinated loans in which the Fund may invest will have maturities of four to eight years.

     The subordinated loan industry is highly specialized and the Fund will rely on Symphony and its employees' expertise in sourcing, evaluating, structuring, documenting and monitoring such investments by the Fund.

     Certain Structured Notes. If the Fund invests in structured notes (as defined below) that are designed to provide returns and risks that emulate those of Adjustable Rate Loans, the Fund may treat the value of (or, if applicable, the notional amount of) such investment as an investment in Adjustable Rate Loans for purposes of determining compliance with the requirement set forth above that at least 80% of the Fund's Managed Assets be invested under normal market circumstances in Adjustable Rate Loans.

     The Fund acting as Original Lender, Sole Lender and/or Agent. The Fund, in connection with its investments in senior and subordinated loans, particularly those made to middle-market companies, may act as one of the group of lenders originating a loan ("Originating Lender"), may purchase the entire amount of a particular loan ("Sole Lender"), and may act as Agent in the negotiation of the terms of a loan and in the formation of a group of investors in a Borrower's loan.

     The Fund as Originating Lender or Sole Lender. When the Fund acts as an Originating Lender or Sole Lender it will generally participate in structuring the loan, and may share in an origination fee paid by the Borrower. When the Fund is an Originating Lender or Sole Lender it will generally have a direct contractual relationship with the Borrower, and may enforce compliance by the Borrower with the terms of the loan agreement. As Sole Lender the Fund generally also would have full voting and consent rights under the applicable loan agreement.

     The Fund as Agent. Acting in the capacity of an Agent with respect to a loan may subject the Fund to certain risks in addition to those associated with the Fund's role as a lender. In consideration of such risks, the Fund will invest no more than 20% of its total assets in Senior Loans in which it acts as an Agent or co-Agent and the size of any such individual Senior Loan will not exceed 5% of the Fund's total assets. See "Risk Factors -- General Risks of the Fund -- Security Level Risks -- Senior Loan Agent Risk."

     The Fund's ability to receive fee income may also be constrained by certain requirements for qualifying as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to comply with those requirements and may limit its investments in loans in which it acts as Originating Lender, Sole Lender or Agent in order to do so.

     Other Investments. The Fund may invest in fixed or floating rate debt instruments and other securities as described below:

     Other Corporate Debt Instruments. Corporate debt instruments generally are used by corporations to borrow money from investors. The Issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt instruments in which the Fund may invest may be "perpetual" in that they have no maturity date and some may be convertible into equity securities of the Issuer or its affiliates. The Fund may invest in debt instruments of any quality and such debt instruments may be secured or unsecured. In addition, certain debt instruments in which the Fund may invest may be subordinated to the payment of an Issuer's senior debt.

     Derivatives; Structured Notes. The Fund may utilize derivatives, structured notes and similar instruments (referred to collectively as "structured notes") for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations, swap agreements or economically equivalent instruments where the principal and/or interest to be received by the investor is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities or loans, an index of securities or loans, or specified interest rates, or the differential performance of two assets or markets. The interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments.

     U.S. Government Securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the Issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury,

(iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality. The Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, FHLMC, FNMA, GNMA, Student Loan Marketing Association, United States Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only if Symphony determines that the credit risk with respect to such obligations is minimal.

     The principal of and/or interest on certain U.S. Government securities which may be purchased by the Fund could be (i) payable in non-U.S. currencies rather than U.S. dollars or (b) increased or diminished as a result of changes in the value of the U.S. dollar relative to the value of non-U.S. currencies. The value of such portfolio securities may be affected by changes in the exchange rate between foreign currencies and the U.S. dollar.

     Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

     Warrants and Equity Securities. The Fund may acquire equity securities and warrants issued by an Issuer or its affiliates as part of a package of investments in the Issuer or its affiliates issued in connection with an Adjustable Rate Loan or other debt instrument of the Issuer. The Fund also may convert a warrant so acquired into the underlying security. Investments in warrants and equity securities entail certain risks in addition to those associated with investments in Adjustable Rate Loans or other debt instruments. The value of warrants and equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund's net asset value. The Fund may possess material non-public information about an Issuer as a result of its ownership of an Adjustable Rate Loan or other debt instrument of such Issuer. Because of prohibitions on trading in securities of Issuers while in possession of such information, the Fund might be unable to enter into a transaction in a security of such an Issuer when it would otherwise be advantageous to do so.

     Repurchase Agreements. The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked to market daily.

     Other Securities. The Fund may invest in mortgage-related and other asset-backed securities, and sovereign debt securities, each of which are discussed in more detail in the SAI.

     Portfolio Composition. Based upon current market conditions, the Fund anticipates that substantially all of the net proceeds will be invested according to the Fund's investment plan described in the paragraph below within 12 months following the completion of the initial public offering of common shares, depending on the availability of appropriate investment opportunities consistent with the Fund's investment objective and other market conditions. Until such time as the Fund is fully invested according to its investment plan described below, the Fund expects that its portfolio will consist primarily of secured Senior Loans and high yield debt instruments of companies with large market capitalizations because the Fund anticipates that it will be able to invest in such Senior Loans and high yield debt instruments more rapidly than it can invest in middle-market Adjustable Rate Loans. The Fund expects that this initial invest-up period will occur within 3-4 months following the completion of the initial public offering of common shares.

     Within 12 months following the completion of the initial public offering of common shares, the Fund's current investment plan anticipates a target portfolio allocation in the following approximate amounts: (i) 75% of its Managed Assets will be invested in Senior Loans of companies with large market capitalizations, (ii) 10% of its Managed Assets will be invested in secured Senior Loans, subordinated loans and other debt instruments issued by middle-market companies, and (iii) 15% of its Managed Assets will be invested in other debt instruments of companies with large market capitalizations and cash.

     Securities Issued by Non-U.S. Issuers. The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. Issuers that are U.S. dollar or non-U.S. dollar denominated. Initially, the Fund does not intend to invest in non-U.S. dollar denominated securities. The Fund's Managed Assets to be invested in Adjustable Rate Loans and other debt instruments of non-U.S. Issuers may include debt securities of Issuers located, or conducting their business in, emerging markets countries. Initially, the Fund does not intend to invest in securities of emerging market Issuers. The Fund may invest in any region of the world and invest in companies operating in developed countries such as Canada, Japan, Australia, New Zealand and most Western European countries. As used in this prospectus, an "emerging market" country is any country determined to have an emerging markets economy, considering, among other things, factors such as whether the country has a low-to-middle-income economy according to the World Bank or its related organizations, the country's credit rating, its political and economic stability and the development of its financial and capital markets. These countries generally include countries located in Latin America, the Caribbean, Asia, Africa, the Middle East and Eastern and Central Europe.

     Zero Coupon Bonds. The Fund's investments in debt securities may be in the form of a zero coupon bond. A zero coupon bond is a bond that does not pay interest for the entire life of the obligation. Zero coupon bonds allow an Issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently. The Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive any of the income on a current basis. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make the required distributions to its shareholders.

     When-Issued and Delayed Delivery Transactions. The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.

     No Inverse Floating Rate Securities. The Fund will not invest in inverse floating rate securities, which are securities that pay interest at rates that vary inversely with changes in prevailing interest rates and which represent a leveraged investment in an underlying security.

     Hedging Transactions. The Fund may use derivatives or other transactions for the purpose of hedging the portfolio's exposure to high yield credit risk, foreign currency exchange rate risk and the risk of increases in interest rates. The specific derivative instruments to be used, or other transactions to be entered into, each for hedging purposes may include the purchase or sale of futures contracts on securities, credit-linked notes, securities indices, other indices or other financial instruments; options on futures contracts; exchange-traded and over-the-counter options on securities or indices; index-linked securities; swaps; and currency exchange transactions. Some, but not all, of the derivative instruments may be traded and listed on an exchange. The positions in derivatives will be marked-to- market daily at the closing price established on the exchange or at a fair value. See "Risk
Factors -- General Risks of the Fund -- Hedging Risk," "Hedging Transactions," "Risk Factors -- General Risks of the Fund -- Counterparty Risk," "Federal Income Tax Matters -- Federal Income Tax Treatment of the Fund" and "Other Investment Policies and Techniques" in the Fund's SAI for further information on hedging transactions.

     Illiquid Securities. The Fund may invest up to 50% of its Managed Assets in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), that are deemed to be illiquid, and certain repurchase agreements. The privately negotiated subordinated loans to middle-market companies in which the Fund may invest are likely to be illiquid. The Board of Trustees or its delegate has the ultimate authority to determine which securities are liquid or illiquid for purposes of this 50% limitation. The Board of Trustees has delegated to the Advisers the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. No definitive liquidity criteria are used. The Board of Trustees has directed the Advisers when making liquidity determinations to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the Issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other relevant factors.

     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 50% of the value of its Managed Assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.

     Short-Term/Long-Term Debt Securities; Defensive Position; Invest-Up
Period. During temporary defensive periods or in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering of common shares or FundPreferred shares are being invested, the Fund may deviate from its investment objective and invest all or any portion of its assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. In such a case, the Fund may not pursue or achieve its investment objective. In addition, upon Symphony's recommendation that a change would be in the best interests of the Fund and upon concurrence by NIAC, and subject to approval by the Board of Trustees of the Fund, Symphony may deviate from its investment guidelines discussed herein.

     Other Investment Companies. The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its common shares or FundPreferred shares and/or Borrowings, or during periods when there is a shortage of attractive securities of the types in which the Fund may invest in directly available in the market. As an investor in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and administrative fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Symphony will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the Fund may invest directly. In addition, the securities of other investment companies also may be leveraged and therefore will be subject to the same leverage risks described herein. As described in the section entitled "Risk Factors -- Risks of Investing in FundPreferred Shares -- Leverage Risk," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. The Fund will treat its investments in such investment companies as investments in Adjustable Rate Loans for all purposes, such as for purposes of determining compliance with the requirement set forth above that at least 80% of the Fund's Managed Assets be invested under normal market circumstances in Adjustable Rate Loans.

     Lending of Portfolio Securities. The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the Issuer on the securities loaned through payments from the borrower, although such amounts received from the borrower would not be eligible to be treated as tax-advantaged dividends. The Fund would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in an Adviser's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

     Portfolio Turnover. The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund's investment objective. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 50% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of Symphony, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, if and when distributed to shareholders, will be taxable as ordinary income.

                                USE OF LEVERAGE

     The Fund intends to use financial leverage, including issuing the FundPreferred shares, for investment purposes. The Fund currently anticipates its use of leverage will represent approximately 38% of its total assets, including the proceeds of such leverage. In addition to the issuance of FundPreferred shares, the Fund may make further use of financial leverage through Borrowings, including the issuance of commercial paper or notes. Any Borrowings will have seniority over the FundPreferred shares. Payments to holders of FundPreferred shares in liquidation or otherwise will be subject to the prior payment of all outstanding indebtedness, including Borrowings.

     Because Adjustable Rate Loans and other adjustable rate securities in which the Fund may invest and the Fund's FundPreferred shares and Borrowings, if any, generally pay interest or dividends based on short-term market interest rates, the Fund's investments in Adjustable Rate Loans and such other adjustable rate securities may potentially offset the leverage risks borne by the Fund relating to the fluctuations on common share income due to variations in the FundPreferred share dividend rate and/or the interest rate on Borrowings, if any.

                              HEDGING TRANSACTIONS

     The Fund may use derivatives or other transactions for the purpose of hedging a portion of its portfolio holdings or in connection with the Fund's anticipated use of leverage through its sale of FundPreferred shares or Borrowings.

     Portfolio Hedging Transactions. The Fund may use derivatives or other transactions for purposes of hedging the portfolio's exposure to high yield credit risk, foreign currency exchange rate risk and the risk of increases in interest rates. The specific derivative instruments to be used, or other transactions to be entered into, each for hedging purposes, may include the purchase or sale of futures contracts on securities, credit-linked notes, securities indices, other indices or other financial instruments; options on futures contracts; exchange-traded and over-the-counter options on securities or indices; index-linked securities; swaps; and currency exchange transactions. Some, but not all, of the derivative instruments may be traded and listed on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the relevant exchange or at a fair value. For a complete discussion of these derivative securities, see the SAI.

     There may be an imperfect correlation between changes in the value of the Fund's portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund's success in using hedging instruments is subject to Symphony's ability to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings or other factors, and there can be no assurance that Symphony's judgment in this respect will be correct. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings. In addition, there can be no assurance that the Fund will enter into hedging or other transactions at times or under circumstances in which it would be advisable to do so. See "Risk Factors -- General Risks of the Fund -- Hedging Risk."

     Futures Contracts and Options on Futures Contracts. The Fund's use of derivative instruments may include (i) U.S. Treasury security or U.S. Government Agency security futures contracts and (ii) options on U.S. Treasury security or U.S. Government Agency security futures contracts. All such instruments must be traded and listed on an exchange. U.S. Treasury and U.S. Government Agency futures contracts are standardized contracts for the future delivery of a U.S. Treasury Bond or U.S. Treasury Note or a U.S. Government Agency security or their equivalent at a future date at a price set at the time of the contract. An option on a U.S. Treasury or U.S. Government Agency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a U.S. Treasury or U.S. Government Agency futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's future margin account, which represents the amount by which the market price of the futures contract exceeds the exercise price of the option on the futures contract.

     The Fund may purchase and sell various other kinds of financial futures contracts and options thereon. Futures contracts may be based on various debt securities and securities indices (such as the Municipal Bond Index traded on the Chicago Board of Trade). Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed the Fund's initial investment in these contracts. The Fund will only purchase or sell futures contracts or related options in compliance with the rules of the Commodity Futures Trading Commission. These transactions involve transaction costs. There can be no assurance that the Fund's use of futures will be advantageous to the Fund. Guidelines established by one or more NRSROs that rate any FundPreferred shares issued by the Fund may limit use of these transactions.

     Credit-Linked Notes. The Fund may invest in credit-linked notes ("CLN") for risk management purposes, including diversification. A CLN is a derivative instrument that is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligation and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk. See "Risk Factors -- General Risks of the
Fund -- Counterparty Risk."

     Swaps. Swap contracts may be purchased or sold to hedge against fluctuations in securities prices, interest rates or market conditions, to change the duration of the overall portfolio, or to mitigate default risk. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) to be exchanged or "swapped" between the parties, which returns are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index.

     Credit Default Swaps. The Fund may enter into credit default swap contracts for risk management purposes, including diversification. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or non-U.S. corporate Issuer, on the debt obligation. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

     Interest Rate Swaps. The Fund will enter into interest rate and total return swaps only on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). The Fund will only enter into interest rate swaps on a net basis. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund's obligations over its entitlements will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any interest rate swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Advisers. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market.

     The Fund may use interest rate swaps for risk management purposes only and not as a speculative investment and would typically use interest rate swaps to shorten the average interest rate reset time of the Fund's holdings. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Symphony is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

     Total Return Swaps. As stated above, the Fund will enter into total return swaps only on a net basis. Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset(s), which may include securities, baskets of securities, or securities indices during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other underlying asset(s).

     Currency Exchange Transactions. The Fund may enter into currency exchange transactions to hedge the Fund's exposure to foreign currency exchange rate risk in the event the Fund invests in non-U.S. dollar denominated securities of non-U.S. Issuers as described in this prospectus. The Fund's currency transactions will be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

     Other Hedging Transactions. The Fund also may invest in relatively new instruments without a significant trading history for purposes of hedging the Fund's portfolio risks. See "Other Investment Policies and Techniques" in the SAI for further information on hedging transactions.

     Interest Rate Transactions. The Fund expects that the Fund's portfolio investments in Adjustable Rate Loans and other adjustable rate debt instruments will serve as a hedge against the risk that common share net income and/or returns may decrease due to rising market dividend or interest rates on FundPreferred shares or Borrowings.

                                  RISK FACTORS

     The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. Risk is inherent in all investing, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in FundPreferred shares.

RISKS OF INVESTING IN FUNDPREFERRED SHARES

     Interest Rate Risk. The Fund issues FundPreferred shares, which pay dividends based on short-term interest rates. If short-term interest rates rise, dividend rates on the FundPreferred shares may rise so that the amount of dividends payable to holders of FundPreferred shares exceeds the income from the Fund's portfolio securities. While the Fund intends to manage this risk through its portfolio investments in floating rate senior secured loans, there is no guarantee these strategies will be implemented or will be successful in reducing or eliminating this interest rate risk. In addition, rising market interest rates could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the FundPreferred shares.

     Auction Risk. You may not be able to sell your FundPreferred shares at an auction if the auction fails; that is, if there are more FundPreferred shares offered for sale than there are buyers for those shares. Also, if you place hold orders (orders to retain FundPreferred shares) at an auction only at a specified rate, and that bid rate exceeds the rate set at the auction, you will not retain your FundPreferred shares. Finally, if you buy shares or elect to retain shares without specifying a rate below which you would not wish to continue to hold those shares, and the auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate. See "Description of FundPreferred Shares" and "The Auction -- Auction Procedures."

     Secondary Market Risk. A secondary market may not exist. To the extent that a secondary market does exist, and you try to sell your FundPreferred shares between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a special dividend period (a rate period other than seven (7) days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for FundPreferred shares are not required to maintain this market, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. FundPreferred shares are not registered on a stock exchange or the Nasdaq stock market. If you sell your FundPreferred shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction.

     Ratings and Asset Coverage Risk. While Moody's and S&P assign ratings of "Aaa" and "AAA," respectively, to FundPreferred shares, the ratings do not eliminate or necessarily mitigate the risks of investing in FundPreferred shares. A rating agency could downgrade FundPreferred shares, which may make your shares less liquid at an auction or in the secondary market, though probably with higher resulting dividend rates. If a rating agency downgrades the rating assigned to FundPreferred shares, the Fund will alter its portfolio or redeem FundPreferred shares. The Fund may voluntarily redeem FundPreferred shares under certain circumstances. See "Description of FundPreferred
Shares -- Asset Maintenance" for a description of the asset maintenance tests the Fund must meet.

     Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted (or "real") value of your FundPreferred shares investment or the income from that investment will be worth less in the future. As inflation occurs, the real value of the FundPreferred shares and distributions declines. In an inflationary period, however, it is expected that, through the auction process, FundPreferred shares dividend rates would increase, tending to offset this risk. For additional general risks that inflation may pose to investors in the Fund see "Risk Factors -- General Risks of the Fund -- Inflation Risk."

     Decline in Net Asset Value Risk. A material decline in the Fund's net asset value may impair the Fund's ability to maintain required levels of asset coverage. For a description of risks affecting the Fund, please see "-- General Risks of the Fund" below.

     Payment Restrictions. The Fund is prohibited from declaring, paying or making any dividends or distributions on FundPreferred shares unless it satisfies certain conditions. See "Description of FundPreferred
Shares -- Restrictions on Dividend, Redemption and Other Payments." The Fund is also prohibited from declaring, paying or making any dividends or distributions on common shares unless it satisfies certain conditions. These prohibitions on the payment of dividends or distributions might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to redeem FundPreferred shares if necessary to comply with the asset coverage requirements, there can be no assurance that such redemptions can be effected in time to permit the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code. See "Federal Income Tax Matters -- Federal Income Tax Treatment of the Fund."

     Leverage Risk. The Fund uses financial leverage in an amount currently anticipated to represent approximately 38% of its total assets (including the proceeds from such financial leverage). In addition to issuing FundPreferred shares, the Fund will make further use of financial leverage through Borrowings, including the issuance of commercial paper or notes. In addition, the Fund may also borrow funds (a) in connection with a loan made by a bank or other party that is privately arranged and not intended to be publicly distributed or (b) in an amount equal to up to 5% of its total assets for temporary purposes only.

     If the Fund issues any senior securities representing indebtedness (as defined in the 1940 Act) under the requirements of the 1940 Act, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by such senior securities, must be at least equal, immediately after any such senior securities representing indebtedness, to 300% of the aggregate value of such senior securities. Upon the issuance of FundPreferred shares, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by senior securities must be at least equal, immediately after the issuance of the FundPreferred shares, to 200% of the aggregate value of any senior securities and the FundPreferred shares.

     If the Fund seeks an investment grade rating from one or more nationally recognized statistical rating organizations for any commercial paper and notes (which the Fund expects to do if it issues any such commercial paper or notes), asset coverage or portfolio composition provisions in addition to and more stringent than those required by the 1940 Act may be imposed in connection with the issuance of such a rating. In addition, restrictions may be imposed on certain investment practices in which the Fund may otherwise engage. Any lender with respect to Borrowings by the Fund may require additional asset coverage and portfolio composition provisions as well as restrictions on the Fund's investment practices.

     The money borrowed pursuant to any Borrowings may constitute a substantial lien and burden on the FundPreferred shares by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund may not be permitted to declare dividends or other distributions, including with respect to FundPreferred shares, or purchase or redeem shares, including FundPreferred shares, unless (i) at the time thereof the Fund meets certain asset coverage requirements and (ii) there is no event of default under any Borrowings, that is continuing. See "Description of FundPreferred Shares -- Restrictions on Dividend, Redemption and Other Payments." In the event of a default under any Borrowings, the lenders may have the right to cause a liquidation of the collateral (i.e., sell portfolio securities) and if any such default is not cured, the lenders may be able to control the liquidation as well.

     The Fund reserves the right at any time, if it believes that market conditions are appropriate, to increase its level of debt or other senior securities to maintain or increase the Fund's current level of leverage to the extent permitted by the 1940 Act and existing agreements between the Fund and third parties.

     Because the fee paid to the Advisers will be calculated on the basis of Managed Assets, the fee will be higher when leverage is utilized, giving the Advisers an incentive to utilize leverage.

GENERAL RISKS OF THE FUND

     Limited Operating History. The Fund is a recently organized, diversified, closed-end management investment company with a limited operating history.

     Investment and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. An investment in common shares and FundPreferred shares represents an indirect investment in the securities owned by the Fund, most of which are not traded on a national securities exchange, Nasdaq or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.

     Issuer Level Risks

     Issuer Credit Risk. Adjustable Rate Loans and other debt instruments in which the Fund may invest are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. Although under normal circumstances at least 65% of the Fund's Managed Assets will be invested in Senior Loans that are secured by specific collateral, there can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan or subordinated loan, if secured. The collateral securing an Adjustable Rate Loan may lose all or substantially all of its value in the event of bankruptcy of a Borrower. Some Adjustable Rate Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Adjustable Rate Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Adjustable Rate Loans, including, in certain circumstances, invalidating such Adjustable Rate Loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it would negatively affect the Fund's performance.

     In evaluating the creditworthiness of Issuers, Symphony may consider, and may rely in part, on analyses performed by others. Issuers may have outstanding debt obligations that are rated below investment grade by a NRSRO. Many of the Adjustable Rate Loans acquired by the Fund will have been assigned ratings below investment grade quality. Because of the protective features of Senior Loans, Symphony believes that Senior Loans tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. In addition, Symphony believes there are attractive investment opportunities in the subordinated loan segment, which it believes create the potential for attractive risk-adjusted returns.

Symphony does not view ratings as the determinative factor in its investment decisions and relies more upon its credit analysis abilities.

     The Fund may make investments in securities issued by middle-market companies. Investment in middle-market companies involve a number of risks, including:

     - Middle-market companies may have limited financial resources and may be unable to meet their obligations under their debt securities that the Fund holds, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the Fund realizing any guarantees it may have obtained in connection with its investment;

     - Middle-market companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render middle-market companies more vulnerable to competitors' actions and market conditions, as well as to general economic downturns;

     - Middle-market companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on an Issuer and, in turn, on the Fund; and

     - Middle-market companies have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

     Below Investment Grade Risk. The Fund may purchase Adjustable Rate Loans and other debt instruments that are rated below investment grade or that are unrated but judged to be of comparable quality by Symphony. No more than 15% of the Fund's Managed Assets may be invested in securities rated CCC+ or Caa or below by S&P, Moody's or Fitch or that are unrated but judged to be of comparable quality. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the Issuer's revenues or a general economic downturn, than are the prices of higher grade securities. The secondary market for lower grade securities, including some Senior Loans and most subordinated loans may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for lower grade securities than for investment grade obligations. The prices quoted by different dealers for lower grade securities may vary significantly and the spread between the bid and ask price for such securities is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for lower grade securities could contract further, independent of any specific adverse changes in the condition of a particular Issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

     Non-U.S. Issuer Risk. The Fund may invest up to 20% of its Managed Assets in Adjustable Rate Loans and other debt instruments of non-U.S. Issuers that are U.S. dollar or non-U.S. dollar denominated. Initially, the Fund does not intend to invest in non-U.S. dollar denominated securities. The Fund's Managed Assets to be invested in debt securities of non-U.S. Issuers may include debt securities of Issuers located, or conducting their business in, emerging markets countries. Initially, the Fund does not intend to invest in securities of emerging markets Issuers. Investments in securities of non-U.S. Issuers involve special risks not presented by investments in securities of U.S. Issuers, including the following: (i) less publicly available information about non-U.S. Issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile, meaning that, in a changing market, Symphony may not be able to sell the Fund's portfolio securities at times, in amounts or at prices it considers reasonable; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) possible seizure, expropriation or nationalization of the company or its assets; (vii) certain non-U.S. countries may impose restrictions on the ability of non-U.S. Issuers to make payments of principal and/or interest to investors located outside the U.S., due to blockage of foreign currency exchanges or otherwise; and (viii) withholding and other non-U.S. taxes may decrease the Fund's return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of Issuers in emerging markets. Although the Fund may hedge its exposure to certain of these risks, including the foreign currency exchange rate risk, there can be no assurance that the Fund will enter into hedging transactions at any time or at times or under circumstances in which it might be advisable to do so.

     Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Unanticipated economic, political and social developments may also affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries.

     Security Level Risks

     Subordinated Loans and Other Subordinated Debt Instruments. Issuers of subordinated loans and other debt instruments in which the Fund may invest usually will have, or may be permitted to incur, other debt that ranks equally with, or senior to, the subordinated loans or other debt instruments. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments in respect of subordinated loans or other debt instruments in which it invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of an Issuer, holders of debt instruments ranking senior to the subordinated loan or other debt instrument in which the Fund invests would typically be entitled to receive payment in full before the Fund receives any distribution in respect of its investment. After repaying such senior creditors, such Issuer may not have any remaining assets to use for repaying its obligation to the Fund. In the case of debt ranking equally with subordinated loans or other debt instruments in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant Issuer. In addition, the Fund will likely not be in a position to control any Issuer by investing in its debt securities. As a result, the Fund will be subject to the risk that an Issuer in which it invests may make business decisions with which the Fund disagrees and the management of such Issuer, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors.

     Risks from Unsecured Adjustable Rate Loans or Insufficient Collateral Securing Adjustable Rate Loans. Some of the Adjustable Rate Loans in which the Fund may invest will be unsecured, thereby increasing the risk of loss to the Fund in the event of Borrower default. Although the Fund will invest primarily in Adjustable Rate Loans that are secured by specific collateral, including, under normal circumstances, at least 65% of the Fund's Managed Assets to be invested in secured Senior Loans, there can be no assurance the liquidation of such collateral would satisfy a Borrower's obligation to the Fund in the event of Borrower default or that such collateral could be readily liquidated under such circumstances. In the event of bankruptcy of a Borrower, the Fund could also experience delays or limitations with respect to its ability to realize the benefits of any collateral securing an Adjustable Rate Loan.

     Interest Rate Risk. Interest rate risk is the risk that fixed rate securities will decline in value because of changes in market interest rates. When interest rates rise, the value of a fund invested in fixed rate obligations can be expected to decline. Conversely, when interest rates decline, the value of a fund invested in fixed rate obligations can be expected to rise. The Fund's investments in such fixed rate securities means that the net asset value of the Fund and market price of the common shares will tend to decline if market interest rates rise. Market interest rates in the U.S. and in certain other countries in which the Fund may invest are near historically low levels. The Advisers expect the Fund's policy of investing at least 80% of its Managed Assets in Adjustable Rate Loans will make the Fund less volatile and its net asset value less sensitive to changes in market interest rates than if the Fund invested exclusively in fixed rate obligations. However, because interest rates on most Adjustable Rate Loans and other adjustable rate instruments typically only reset periodically (e.g., monthly or quarterly), a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the Fund's net asset value.

     Risks in Loan Valuation. The Fund uses an independent pricing service to value most Adjustable Rate Loans and other debt securities at their market value or at a fair value determined by the independent pricing service. The Fund will use the fair value method to value loans or other securities if the independent pricing service is unable to provide a market or fair value for them or if the market or fair value provided by the independent pricing service is deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its Managed Assets would materially affect net asset value. The Fund currently expects that the independent pricing service will be unable to provide a market or fair value for most of the privately negotiated subordinated loans issued by middle-market companies in which the Fund may invest. The Fund will determine a fair value of such loans on a daily basis. A security that is fair valued may be valued at a price higher or lower than the price that may be received by the Fund if it desired to sell such security or the value determined by other funds using their own fair valuation procedures. Because non-U.S. securities may trade on days when common shares are not priced, net asset value can change at times when common shares cannot be sold.

     Senior Loan Agent Risk. A financial institution's employment as an Agent under a Senior Loan might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the terminated Agent for the benefit of the Fund were determined to be subject to the claims of the Agent's general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.

     Senior Loan Participation Risk. The Fund also may purchase a participation interest in a Senior Loan and by doing so acquire some or all of the interest of a bank or other lending institution in a Senior Loan to a Borrower. A participation typically will result in the Fund having a contractual relationship only with the Lender, not the Borrower. As a result, the Fund assumes the credit risk of the Lender selling the participation in addition to the credit risk of the Borrower. By purchasing a participation, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the participation and only upon receipt by the Lender of the payments from the Borrower. In the event of insolvency or bankruptcy of the Lender selling the participation, the Fund may be treated as a general creditor of the Lender and may not have a senior claim to the Lender's interest in the Senior Loan. If the Fund only acquires a participation in the loan made by a third party, the Fund may not be able to control the exercise of any remedies that the Lender would have under the Senior Loan. Such third party participation arrangements are designed to give Senior Loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the Borrower. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the Senior Loan will be repaid in full.

     Prepayment Risk. During periods of declining interest rates or for other purposes, Issuers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. In addition, below investment grade securities frequently have call features that allow an Issuer to redeem a security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (commonly referred to as call protection). An Issuer may redeem a lower grade security if, for example, the Issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the Issuer. Adjustable Rate Loans typically have no such call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be increased.

     Illiquid Securities Risk. The Fund may invest up to 50% of its Managed Assets in securities and other instruments that, at the time of investment, are illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. The privately negotiated subordinated loans to middle-market companies in which the Fund may invest are likely to be illiquid. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

     Other Risks Associated with Adjustable Rate Loans. Many Adjustable Rate Loans in which the Fund will invest may not be rated by a NRSRO, will not be registered with the Securities and Exchange Commission or any state securities commission and will not be listed on any national securities exchange. In addition, the amount of public information available with respect to Adjustable Rate Loans generally may be less extensive than that available for registered or exchange listed securities. Economic and other events (whether real or perceived) can reduce the demand for certain Adjustable Rate Loans or Adjustable Rate Loans generally, which may reduce market prices and cause the Fund's net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted. No active trading market may exist for some Adjustable Rate Loans and some Adjustable Rate Loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund's net asset value. During periods of limited supply and liquidity of Adjustable Rate Loans, the Fund's yield may be lower. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain Adjustable Rate Loans and other securities or market conditions that reduce liquidity) can reduce the value of Adjustable Rate Loans and other debt obligations, impairing the Fund's net asset value.

     Currency Risk. The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. Issuers that are non-U.S. dollar denominated. However, initially the Fund does not intend to invest in such securities. Investments by the Fund in non-U.S.-dollar denominated securities will be subject to currency risk. Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and non-U.S. currencies may negatively affect an investment. The value of securities denominated in non-U.S. currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of such securities held by the Fund. The values of non-U.S. investments and the investment income derived from them also may be affected unfavorably by changes in currency exchange control regulations. In addition, although a portion of the Fund's investment income may be received or realized in non-U.S. currencies, the Fund will be required to compute and distribute its income in U.S. dollars. This means that if the exchange rate for any such non-U.S. currency declines after the Fund's income has been earned and translated into U.S. dollars but before the Fund receives payment, the Fund could be required to liquidate portfolio securities to make such distributions.

     Regulatory Risk. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Adjustable Rate Loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of Adjustable Rate Loans.

     Hedging Risk. The Fund may use derivatives or other transactions for purposes of hedging the portfolio's exposure to high yield credit risk, foreign currency exchange rate risk and the risk of increases in interest rates that could result in poorer overall performance for the Fund. There may be an imperfect correlation between the Fund's portfolio holdings and such derivatives, which may prevent the Fund from achieving the intended consequences of the applicable transaction or expose the Fund to risk of loss. Further, the Fund's use of derivatives or other transactions to reduce risk involves costs and will be subject to Symphony's ability to predict correctly changes in the relationships of such hedging instruments to the Fund's portfolio holdings or other factors. No assurance can be given that Symphony's judgment in this respect will be correct. Consequently, the use of hedging transactions might result in a poorer overall performance for the

Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings. In addition, no assurance can be given that the Fund will enter into hedging transactions at times or under circumstances in which it would be advisable to do so.

     There are several risks associated with the use of futures contracts and options on futures contracts. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to Symphony's ability to predict correctly changes in interest rate relationships or other factors. See "Hedging Transactions" and "Other Investment Policies and Techniques" in the Fund's SAI.

     Counterparty Risk. The Fund may be subject to credit risk with respect to the counterparties to certain derivative agreements entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

     Repurchase Agreement Risk. With respect to repurchase agreements, if the party agreeing to repurchase specific securities should default, the Fund may seek to sell the securities which it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

     Market Disruption Risk. Certain events have a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the U.S. on September 11, 2001), war and other geopolitical events. The Fund cannot predict the effects of similar events in the future on the U.S. economy. Lower rated securities and securities of Issuers with smaller market capitalizations tend to be more volatile than higher rated securities and securities of Issuers with larger market capitalizations so that these events and any actions resulting from them may have a greater impact on the prices and volatility of lower rated securities and securities of Issuers with smaller market capitalizations than on higher rated securities and securities of Issuers with larger market capitalizations.

     Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund's shares and distributions thereon can decline. In addition, during any periods of rising inflation, FundPreferred share dividend rates and interest rates on Borrowings would likely increase, which, without a corresponding increase in the interest rates on investments in the Fund's portfolio, would reduce returns to common shareholders. Inflation risk is mitigated to a certain degree by the Fund's investments in Adjustable Rate Loans and other adjustable rate debt instruments because increases in inflation have historically been accompanied by increases in the adjustable rates of interest of such securities.

     Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues, and the valuation of real estate. In addition, deflation may have an adverse effect on the creditworthiness of Issuers and may make Issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

     Certain Affiliations. Certain broker-dealers may be considered to be affiliated persons of the Fund, NIAC, Symphony and/or Nuveen. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund's ability to engage in securities transactions, purchase certain Senior Loans and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the common shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate. See also "Management of the Fund -- Investment Adviser and Subadviser."

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by the Advisers. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

INVESTMENT ADVISER AND SUBADVISER

     NIAC will be responsible for the Fund's overall investment strategy and its implementation, including portfolio allocations, and the use of leverage and hedging. NIAC also is responsible for the ongoing monitoring of Symphony, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services.

     NIAC, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, is a wholly owned subsidiary of Nuveen Investments, Inc. Founded in 1898, Nuveen Investments, Inc. and its affiliates had approximately $102 billion of assets under management as of June 30, 2004. Nuveen Investments, Inc. is a publicly-traded company and a majority-owned subsidiary of The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), a publicly-traded company that is principally engaged in providing property-liability insurance through subsidiaries.

     Symphony, 555 California Street, Suite 2975, San Francisco, CA 94104, is the Fund's subadviser responsible for managing the Fund's Managed Assets. Symphony specializes in the management of market neutral equity and debt strategies and Senior Loan and other debt portfolios. Symphony, a registered investment adviser, commenced operations in 1994 and had approximately $4.2 billion in assets under management as of June 30, 2004. Symphony is an indirect wholly owned subsidiary of Nuveen.

     Gunther Stein and Lenny Mason are the portfolio managers at Symphony responsible for investing the Fund's Managed Assets. Mr. Stein is the Director of Fixed Income Strategies of Symphony and has been lead portfolio manager for high yield strategies at Symphony since 1999. He also is a Vice President of NIAC. Prior to joining Symphony in 1999, Mr. Stein was a high yield portfolio manager at Wells Fargo. Mr. Mason is a fixed income portfolio manager at Symphony. He also is a Vice President of NIAC. Prior to joining Symphony in 2001, Mr. Mason was a Managing Director of FleetBoston's Technology and Communications Group. Mr. Stein and Mr. Mason also are co-portfolio managers of other closed-end funds sponsored by Nuveen.

INVESTMENT MANAGEMENT AGREEMENT(1)

     Pursuant to an investment management agreement between NIAC and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by NIAC, payable on a monthly basis, based on the sum of a fund-level fee and a complex-level fee, as described below.

     Fund-Level Fee. The fund-level fee shall be applied according to the following schedule:

                                                              FUND-LEVEL
FUND-LEVEL AVERAGE DAILY MANAGED ASSETS                        FEE RATE
---------------------------------------                       ----------
Up to $500 million..........................................    0.6500%
$500 million to $1 billion..................................    0.6250%
$1 billion to $1.5 billion..................................    0.6000%
$1.5 billion to $2 billion..................................    0.5750%
$2 billion and over.........................................    0.5500%

---------------

(1) From the commencement of Fund operations to July 31, 2004 (the first five days of the Fund's operations), NIAC received an annual fee, payable monthly, in a maximum amount equal to 0.85% of the Fund's average daily Managed Assets.

     Complex-Level Fee. The complex-level fee shall be applied according to the following schedule:

                                                                                  EFFECTIVE
                                          TOTAL COMPLEX-      COMPLEX-LEVEL     COMPLEX-LEVEL
COMPLEX-LEVEL DAILY MANAGED ASSETS(2)      LEVEL ASSETS       MARGINAL RATE       FEE RATE
-------------------------------------   -------------------   -------------   -----------------
First $55 billion.....................      $55 billion          0.2000%           0.2000%
Next $1 billion.......................      $56 billion          0.1800%           0.1996%
Next $1 billion.......................      $57 billion          0.1600%           0.1989%
Next $3 billion.......................      $60 billion          0.1425%           0.1961%
Next $3 billion.......................      $63 billion          0.1325%           0.1931%
Next $3 billion.......................      $66 billion          0.1250%           0.1900%
Next $5 billion.......................      $71 billion          0.1200%           0.1851%
Next $5 billion.......................      $76 billion          0.1175%           0.1806%
Next $15 billion......................      $91 billion          0.1150%           0.1698%

---------------

(2) With respect to complex-level Managed Assets over $91 billion, both the Fund (via its Board of Trustees) and NIAC intend that the parties will meet, prior to the time when complex-level Managed Assets reach that level, to consider and negotiate the fee rate or rates that will apply to such assets. The parties agree that, in the unlikely event that complex-level Managed Assets reach $91 billion prior to the parties reaching an agreement as to the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-level Managed Assets shall be 0.1400% until such time as the parties agree to a different rate or rates. Complex-level Managed Assets are the aggregate Managed Assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Complex-level Managed Assets were approximately $61 billion as of August 31, 2004.

     Pursuant to an investment sub-advisory agreement between NIAC and Symphony, Symphony will receive from NIAC a management fee equal to the portion specified below of the management fee payable by the Fund to NIAC (net of the reimbursements described below), payable on a monthly basis:

                                                              PERCENTAGE OF NET
AVERAGE DAILY MANAGED ASSETS                                   MANAGEMENT FEE
----------------------------                                  -----------------
Up to $125 million..........................................        50.0%
$125 million to $150 million................................        47.5%
$150 million to $175 million................................        45.0%
$175 million to $200 million................................        42.5%
$200 million and over.......................................        40.0%

     In addition to the fee of NIAC, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NIAC), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any FundPreferred shares, expenses associated with any Borrowings, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

     For the first eight full years of the Fund's operation, the Advisers have contractually agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below:

                                                              PERCENTAGE REIMBURSED
                                                               (AS A PERCENTAGE OF
YEAR ENDING JULY 31,                                             MANAGED ASSETS)
--------------------                                          ---------------------
2004(1).....................................................          0.30%
2005........................................................          0.30%
2006........................................................          0.30%
2007........................................................          0.30%
2008........................................................          0.30%
2009........................................................          0.30%
2010........................................................          0.22%
2011........................................................          0.14%
2012........................................................          0.07%

------------

(1) From the commencement of operations.

     The Advisers have not agreed to reimburse the Fund for any portion of its fees and expenses beyond July 31, 2012.

                      DESCRIPTION OF FUNDPREFERRED SHARES

     The following is a brief description of the terms of FundPreferred shares. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of FundPreferred shares in the Fund's Statement, a form of which is attached as Appendix A to the SAI. Capitalized terms not otherwise defined in the prospectus shall have the same meaning as defined in the Statement.

GENERAL

     The Fund's Declaration of Trust authorizes the issuance of an unlimited number of preferred shares, par value $0.01 per share, in one or more classes or series, with rights as determined by the Board of Trustees without the approval of common shareholders. The Statement currently authorizes the issuance of FundPreferred shares as follows: 3,200, 3,200 and 3,200 FundPreferred Shares Series M, Series TH and Series F, respectively. The FundPreferred shares have a liquidation preference of $25,000 per share, plus all accumulated but unpaid dividends (whether or not earned or declared) to the date of final distribution. The FundPreferred shares when issued and sold through this Offering (i) will be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, (ii) will not be convertible into common shares or other capital stock of the Fund, (iii) will have no preemptive rights, and (iv) will not be subject to any sinking fund. The FundPreferred shares will be subject to optional and mandatory redemption as described below under "-- Redemption."

     Holders of FundPreferred shares will not receive certificates representing their ownership interest in such shares. DTC will initially act as Securities Depository for the Agent Members with respect to the FundPreferred shares.

     In addition to serving as the Auction Agent in connection with the Auction Procedures described below, the Auction Agent will act as the transfer agent, registrar, and paying agent for the FundPreferred shares. Furthermore, the Auction Agent will send notices to holders of FundPreferred shares of any meeting at which holders of FundPreferred shares have the right to vote. See
"-- Voting Rights" below. However, the Auction Agent generally will serve merely as the agent of the Fund, acting in accordance with the Fund's instructions.

     Except in an Auction, the Fund will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any share of FundPreferred shares, so long as the Fund is current in the payment of dividends on the FundPreferred shares and on any other capital shares of the Fund ranking on a parity with the FundPreferred shares with respect to the payment of dividends or upon liquidation.

DIVIDENDS AND DIVIDEND PERIODS

     General. Holders of FundPreferred shares will be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as set forth below under "-- Determination of Dividend Rate," payable on the respective dates set forth below. Dividends so declared and payable shall be paid to the extent permitted under Massachusetts law and the Declaration of Trust, and to the extent available and in preference to and priority over any dividend declared and payable on the common shares.

     On the Business Day next preceding each Dividend Payment Date, the Fund is required to deposit with the Paying Agent sufficient funds for the payment of dividends. The Fund does not intend to establish any reserves for the payment of dividends.

     All moneys paid to the Paying Agent for the payment of dividends shall be held in trust for the payment of such dividends to the Holders. Each dividend will be paid by the Paying Agent to the Holders as their names appear on the share ledger or share records of the Fund, which Holder is expected to be the nominee of the Securities Depository. The Securities Depository will credit the accounts of the Agent Members of the beneficial owners in accordance with the Securities Depository's normal procedures. The Securities Depository's current procedures provide for it to distribute dividends in same-day funds to Agent Members who are in turn expected to distribute such dividends to the persons for whom they are acting as agents. The Agent Member of a beneficial owner will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such beneficial owner in accordance with the instructions of such beneficial owner.

     Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the share ledger or share records of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees. Any dividend payment shall first be credited against the earliest accumulated but unpaid dividends. No interest will be payable in respect of any dividend payment or payments which may be in arrears. See "-- Default Period" below.

     The amount of dividends per share payable (if declared) on each Dividend Payment Date of each Dividend Period of less than one year (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default
Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) that such share was outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 365, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one year or more, the amount of dividends per share payable on any Dividend Payment Date (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed as described in the preceding sentence, except that it will be determined on the basis of a year consisting of twelve 30 day months.

     Determination of Dividend Rate. The dividend rate for the initial Dividend Period (i.e., the period from and including the Date of Original Issue to and including the initial Auction Date) and the initial Auction Date are set forth on the inside cover page of the prospectus. For each subsequent Dividend Period, subject to certain exceptions, the dividend rate will be the Applicable Rate that the Auction Agent advises the Fund has resulted from an Auction.

     The initial Dividend Period for the FundPreferred shares shall be 11, 7 and 10 days for FundPreferred Shares Series M, Series TH and Series F, respectively. Dividend Periods after the initial Dividend Period shall either be Standard Dividend Periods or, subject to certain conditions and with notice to Holders, Special Dividend Periods.

     A Special Dividend Period will not be effective unless Sufficient Clearing Bids exist at the Auction in respect of such Special Dividend Period (that is, in general, the number of shares subject to Buy Orders by Potential Holders is at least equal to the number of shares subject to Sell Orders by Existing Holders).

     Dividends will accumulate at the Applicable Rate from the Date of Original Issue and shall be payable on each Dividend Payment Date thereafter. For Dividend Periods of less than 30 days, Dividend Payment Dates shall occur on the first Business Day following such Dividend Period and, if greater than 30 days, then on a monthly basis on the first Business Day of each month within such Dividend Period and on the Business Day following the last day of such Dividend Period. Dividends will be paid through the Securities Depository on each Dividend Payment Date.

     Except during a Default Period as described below, the Applicable Rate resulting from an Auction will not be greater than the Maximum Rate. The Maximum Rate will be the higher of the Applicable Percentage of the Reference Rate, or the Applicable Spread plus the Reference Rate. The Reference Rate will be the applicable LIBOR Rate (as defined below) (for a Dividend Period of fewer than 365 days) or the Treasury Index Rate (as defined below) (for a Dividend Period of 365 days or more). The Applicable Percentage and Applicable Spread for any Standard Dividend Period will generally be determined based on the credit ratings assigned to the FundPreferred shares by Moody's and S&P on the auction date for such period. If Moody's and/or S&P shall not make such rating available, the rate shall be determined by reference to equivalent ratings issued by any Other Rating Agency.

                                           APPLICABLE   APPLICABLE
MOODY'S CREDIT RATING  S&P CREDIT RATING   PERCENTAGE     SPREAD
---------------------  -----------------   ----------   ----------
         Aaa               AAA               125%         125bps

     The "LIBOR Rate" is the applicable London Inter-Bank Offered Rate for deposits in U.S. dollars for the period most closely approximating the applicable dividend period for a series of FundPreferred shares.

     The "Treasury Index Rate" is the average yield to maturity for certain U.S. Treasury securities having substantially the same length to maturity as the applicable dividend period for a series of FundPreferred shares.

     Assuming the Fund maintains an Aaa/AAA rating on the FundPreferred shares, the practical effect of the different methods used to calculate the Maximum Rate is shown in the table below:

                               MAXIMUM APPLICABLE     MAXIMUM APPLICABLE      METHOD USED TO
                                 RATE USING THE         RATE USING THE     DETERMINE THE MAXIMUM
REFERENCE RATE                APPLICABLE PERCENTAGE   APPLICABLE SPREAD       APPLICABLE RATE
--------------                ---------------------   ------------------   ---------------------
1%..........................         1.25%                  2.25%              Spread
2%..........................         2.50%                  3.25%              Spread
3%..........................         3.75%                  4.25%              Spread
4%..........................         5.00%                  5.25%              Spread
5%..........................         6.25%                  6.25%              Either
6%..........................         7.50%                  7.25%            Percentage

     The Board of Trustees may amend the Maximum Rate to increase the percentage amount by which the Reference Rate described above is multiplied, or to increase the spread added to the Reference Rate, to determine the Maximum Rate shown without the consent of the holders of FundPreferred shares, including each series, or any shareholder of the Fund, but only with confirmation from each Rating Agency then rating the FundPreferred shares that such action will not impair such agency's then-current rating of the FundPreferred shares, and after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund could meet the FundPreferred Shares Basic Maintenance Amount test discussed below under "-- Asset Maintenance."

     The Maximum Rate for the FundPreferred shares will apply automatically following an Auction for such shares in which Sufficient Clearing Bids have not been made (other than because all shares of FundPreferred shares were subject to Submitted Hold Orders) or following the failure to hold an Auction for any reason on the Auction Date scheduled to occur (except for circumstances in which the Dividend Rate is the Default Rate, as described below).

     The All Hold Rate will apply automatically following an Auction in which all of the outstanding shares are subject to (or are deemed to be subject to) Submitted Hold Orders. The All Hold Rate is 80% of the applicable Reference Rate.

     Prior to each Auction, Broker-Dealers will notify Holders of the term of the next succeeding Dividend Period as soon as practicable after the Broker-Dealers have been so advised by the Fund. After each auction, on the Auction Date, Broker-Dealers will notify Holders of the Applicable Rate for the next succeeding Dividend Period and of the Auction Date of the next succeeding Auction.

     Notification of Dividend Period. The Fund will designate the duration of Dividend Periods of the FundPreferred shares; provided, however, that no such designation is necessary for a Standard Dividend Period and that any designation of a Special Dividend Period shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) any failure to pay in the timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, the FundPreferred shares shall have been cured as set forth under "-- Default Period," (iii) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (iv) if the Fund shall have mailed a notice of redemption with respect to any shares, as described under "-- Redemption" below, the Redemption Price with respect to such shares shall have been deposited with the Paying Agent, and (v) in the case of the designation of a Special Dividend Period, the Fund has confirmed that, as of the Auction Date next preceding the first day of such Special Dividend Period, it satisfies the FundPreferred Shares Basic Maintenance Amount (as defined below) and has consulted with the Broker-Dealers and has provided notice and otherwise complied with any Rating Agency Guidelines.

     If the Fund proposes to designate any Special Dividend Period, not fewer than seven (7) (or two (2) Business Days in the event the duration of the Dividend Period prior to such Special Dividend Period is fewer than eight (8)
days) nor more than 30 days prior to the first day of such Special Dividend Period, notice shall be (i) made by press release and (ii) communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Fund proposes to exercise its option to designate a succeeding Special Dividend Period, specifying the first and last days thereof and (B) that the Fund will, by 3:00 p.m. New York City time, on the second Business Day next preceding the first day of such Special Dividend Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Dividend Period, subject to the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Dividend Period in which latter event the succeeding Dividend Period shall be a Standard Dividend Period.

     No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, the Fund shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

          (i) a notice stating (A) that the Fund has determined to designate the next succeeding Dividend Period as a Special Dividend Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

          (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Dividend Period.

If the Fund fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent or is unable to make the required confirmation described above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Dividend Period.

     Default Period. Subject to cure provisions, a "Default Period" with respect to a particular series will commence on any date the Fund fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any declared dividend on that series payable on the Dividend Payment Date (a "Dividend Default") or (B) the full amount of any redemption price (the "Redemption Price") payable on the date fixed for redemption (the "Redemption Date") (a "Redemption Default") and together with a Dividend Default, hereinafter referred to as "Default"). Subject to cure provisions, a Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of a Dividend Default, the Applicable Rate for each Dividend Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Dividend Period commencing after the beginning of a Default Period shall be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction shall be held during a Default Period with respect to a Dividend Default applicable to that series of FundPreferred shares. No Default Period with respect to a Dividend Default or Redemption Default shall be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 365 for each series. The Default Rate shall be equal to the Reference Rate multiplied by three (3).

     Subject to the foregoing, and any requirements of Massachusetts law, to the extent that the Fund's investment company taxable income for any taxable year exceeds any current or accumulated dividends on the FundPreferred shares, the Fund intends to distribute such excess investment company taxable income to the holders of the common shares. The term "investment company taxable income," as it is defined in the Code, includes interest, dividends, net short-term capital gains and other income received or accrued less the advisory fee, bank custodian charges, taxes (except capital gains taxes) and other expenses properly chargeable against income, but generally does not include net capital gain (defined as the excess of net long-term capital gains over net short-term capital losses and capital loss carryovers from prior periods), dividends paid in shares of stock, transfer taxes, brokerage or other capital charges or distributions designated as a return of capital. The Fund also intends to distribute any realized net capital gain annually to the holders of the common shares (subject to the prior rights of the holders of the FundPreferred shares) subject to the foregoing and any requirements of Massachusetts law. Each year, the Fund will allocate ordinary income dividends, capital gain distributions, dividends qualifying for the corporate dividends received deduction, if any, and "qualified dividend income," if any, between its common shares and FundPreferred shares in proportion to the total dividends paid to each class during or with respect to such year. See "Federal Income Tax Matters -- Federal Income Tax Treatment of Holders of FundPreferred Shares."

RESTRICTIONS ON DIVIDEND, REDEMPTION AND OTHER PAYMENTS

     Under the 1940 Act, the Fund may not (i) declare any dividend with respect to the FundPreferred shares if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to any Borrowings of the Fund that are senior securities representing indebtedness (as defined in the 1940 Act), would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its preferred shares) or (ii) declare any other distribution on the FundPreferred shares or purchase or redeem FundPreferred shares if at the time of the declaration (and after giving effect thereto), asset coverage with respect to such Borrowings that are senior securities representing indebtedness would be less than 300% (or such higher percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares of beneficial interest). "Senior securities representing indebtedness" generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of beneficial interest) and evidencing indebtedness and could include the Fund's obligations under any Borrowings. For purposes of determining asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term "senior security" does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term "senior security" also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time when the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% asset coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of FundPreferred shares, such asset coverages may be calculated on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of the applicable determination.

     In addition, a declaration of a dividend or other distribution on or purchase or redemption of FundPreferred shares may be prohibited (i) at any time that an event of default under any Borrowings has occurred and is continuing; or
(ii) after giving effect to such declaration, the Fund would not have eligible portfolio holdings with an aggregated Discounted Value at least equal to any asset coverage requirements associated with such Borrowings; or (iii) the Fund has not redeemed the full amount of Borrowings, if any, required to be redeemed by any provision for mandatory redemption.

     Upon failure to pay dividends for two years or more, the holders of FundPreferred shares will acquire certain additional voting rights. See "-- Voting Rights" below. Such rights shall be the exclusive remedy of the holders of FundPreferred shares upon any failure to pay dividends on the FundPreferred shares.

     For so long as any FundPreferred shares are outstanding, except in connection with the liquidation of the Fund, or a refinancing of the FundPreferred shares as provided in the Statement, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, common shares or other shares of beneficial interest, if any, ranking junior to the FundPreferred shares as to dividends or upon liquidation) in respect to common shares or any other shares of the Fund ranking junior to or on a parity with the FundPreferred shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the FundPreferred shares as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with the FundPreferred shares as to dividends and upon liquidation), unless (i) there is no event of default under any Borrowings that is continuing; (ii) immediately after such transaction, the Fund would satisfy the FundPreferred Shares Basic Maintenance Amount (as defined below) and the Fund would maintain the 1940 Act FundPreferred Shares Asset Coverage (as defined below) (see "-- Asset Maintenance"); (iii) immediately after such transaction, the Fund satisfies the asset coverage requirements, if any, under any Borrowings; (iv) full cumulative dividends on the FundPreferred shares due on or prior to the date of the transaction have been declared and paid; (v) the Fund has redeemed the full number of FundPreferred shares required to be redeemed by any provision for mandatory redemption contained in the Statement (see "-- Redemption"); and (vi) the Fund has redeemed the full amount of any Borrowings required to be redeemed by any provision for mandatory redemption.

REDEMPTION

     Optional Redemption. To the extent permitted under the 1940 Act and Massachusetts law, the Fund at its option may redeem FundPreferred shares having a Dividend Period of one year or less, in whole or in part, out of funds legally available therefor, on the Dividend Payment Date upon not less than 15 days and not more than 40 days prior notice. The optional redemption price per share shall be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. FundPreferred shares having a Dividend Period of more than one year are redeemable at the option of the Fund, in whole or in part, out of funds legally available therefor, prior to the end of the relevant Dividend Period, subject to any Specific Redemption Provisions, which may include the payment of redemption premiums to the extent required under any applicable Specific Redemption Provisions. The Fund shall not effect any optional redemption unless after giving effect thereto (i) the Fund has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of FundPreferred shares by reason of the redemption of FundPreferred shares on such date fixed for the redemption and (ii) the Fund would satisfy the FundPreferred Shares Basic Maintenance Amount.

     The Fund also reserves the right to repurchase FundPreferred shares in market or other transactions from time to time in accordance with applicable law and at a price that may be more or less than the liquidation preference of the FundPreferred shares, but is under no obligation to do so.

     Mandatory Redemption. If the Fund fails to maintain, as of any Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the FundPreferred Shares Basic Maintenance Amount or, as of the last Business Day of any month, the 1940 Act FundPreferred Shares Asset Coverage, and such failure is not cured within ten Business Days following such Valuation Date in the case of a failure to maintain the FundPreferred Shares Basic Maintenance Amount or on the last Business Day of the following month in the case of a failure to maintain the 1940 Act FundPreferred Shares Asset Coverage as of such last Business Day (each an "Asset Coverage Cure Date"), the FundPreferred shares will be subject to mandatory redemption out of funds legally available therefor. See "-- Asset Maintenance." The number of FundPreferred shares to be redeemed in such circumstances will be equal to the lesser of (i) the minimum number of FundPreferred shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Fund satisfying the FundPreferred Shares Basic Maintenance Amount or 1940 Act FundPreferred Shares Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all FundPreferred shares then outstanding will be redeemed), and (ii) the maximum number of FundPreferred shares that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date (as defined below) at the Mandatory Redemption Price (as defined below).

     The Fund shall allocate the number of shares required to be redeemed to satisfy the FundPreferred Shares Basic Maintenance Amount or the 1940 Act FundPreferred Shares Asset Coverage, as the case may be, pro rata among the Holders of FundPreferred shares in proportion to the number of shares they hold, by lot or by such other method as the Fund shall deem fair and equitable, subject to mandatory redemption provisions, if any.

     The Fund is required to effect such a mandatory redemption not later than 40 days after the Asset Coverage Cure Date, as the case may be (the "Mandatory Redemption Date"), except that if the Fund does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, all of the required number of FundPreferred shares which are subject to mandatory redemption, or the Fund otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Fund will redeem those FundPreferred shares on the earliest practicable date on which the Fund will have such funds available, upon notice to record owners of shares of FundPreferred shares and the Paying Agent. The Fund's ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Massachusetts law.

     The redemption price per share in the event of any mandatory redemption will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption, plus (in the case of a Dividend Period of more than one year) redemption premium, if any, determined by the Board of Trustees, in its discretion, after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions (the "Mandatory Redemption Price").

     Redemption Procedure. Pursuant to Rule 23c-2 under the 1940 Act, the Fund will file a notice of its intention to redeem with the SEC so as to provide at least the minimum notice required by such Rule or any successor provision (notice currently must be filed with the SEC generally at least 30 days prior to the redemption date). The Fund shall deliver a notice of redemption to the Auction Agent containing the information described below one Business Day prior to the giving of notice to Holders in the case of optional redemptions as described above and on or prior to the 30th day preceding the Mandatory Redemption Date in the case of a mandatory redemption as described above. The Auction Agent will use its reasonable efforts to provide notice to each holder of FundPreferred shares called for redemption by electronic means not later than the close of business on the Business Day immediately following the Business Day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives notice of redemption from the Fund). Such notice will be confirmed promptly in writing not later than the close of business on the third Business Day preceding the redemption date by providing the notice to each holder of record of FundPreferred shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository ("Notice of Redemption"). Notice of Redemption will be addressed to the registered owners of the FundPreferred shares at their addresses appearing on the share records of the Fund. Such notice will set forth (i) the redemption date, (ii) the number and identity of FundPreferred shares to be redeemed, (iii) the redemption price (specifying the amount of accumulated dividends to be included therein), (iv) that dividends on the shares to be redeemed will cease to accumulate on such redemption date, and (v) the provision under which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

     If fewer than all of the shares of a series of FundPreferred shares are redeemed on any date, the shares to be redeemed on such date will be selected by the Fund on a pro rata basis in proportion to the number of shares held by such holders, by lot or by such other method as is determined by the Fund to be fair and equitable, subject to the terms of any Specific Redemption Provisions. FundPreferred shares may be subject to mandatory redemption as described herein notwithstanding the terms of any Specific Redemption Provisions. The Auction Agent will give notice to the Securities Depository, whose nominee will be the record holder of all of the FundPreferred shares, and the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each beneficial owner. Each Agent Member will determine the number of shares to be redeemed from the account of each beneficial owner for which it acts as agent. An Agent Member may select for redemption shares from the accounts of some beneficial owners without selecting for redemption any shares from the accounts of other beneficial owners. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is the record holder of all of the shares, the particular shares to be redeemed shall be selected by the Fund by lot, on a pro rata basis between each series or by such other method as the Fund shall deem fair and equitable, as contemplated above.

     If Notice of Redemption has been given, then upon the deposit of funds sufficient to effect such redemption, dividends on such shares should cease to accumulate and such shares should be no longer deemed to be outstanding for any purpose and all rights of the owners of the shares so called for redemption will cease and terminate, except the right of the owners of such shares to receive the redemption price, but without any interest or additional amount. The Fund shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the FundPreferred shares called for redemption on such date and (ii) such other amounts, if any, to which holders of FundPreferred shares called for redemption may be entitled. The Fund will be entitled to receive, from time to time, from the Paying Agent the interest, if any, earned on such funds deposited with the Paying Agent and the owners of shares so redeemed will have no claim to any such interest. Any funds so deposited which are unclaimed two years after such redemption date will be paid, to the extent permitted by law, by the Paying Agent to the Fund upon its request. Thereupon, Holders of FundPreferred shares called for redemption may look only to the Fund for payment.

     So long as any FundPreferred shares are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository's normal procedures provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.

     Notwithstanding the provisions for redemption described above, no FundPreferred shares may be redeemed unless all dividends in arrears on the outstanding FundPreferred shares, and all shares of beneficial interest of the Fund ranking on a parity with the FundPreferred shares with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment, except in connection with the liquidation of the Fund in which case all FundPreferred shares and all shares ranking in a parity with the FundPreferred shares must receive proportionate amounts and that the foregoing shall not prevent the purchase or acquisition of all the outstanding FundPreferred shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding FundPreferred shares.

     Except for the provisions described above, nothing contained in the Statement limits any legal right of the Fund to purchase or otherwise acquire any shares of FundPreferred shares outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on or the mandatory or optional redemption price with respect to, any shares of FundPreferred shares for which Notice of Redemption has been given and the Fund is in compliance with the 1940 Act FundPreferred Shares Asset Coverage and satisfies the FundPreferred Shares Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Fund shall have no voting rights. If fewer than all the outstanding shares of FundPreferred shares are redeemed or otherwise acquired by the Fund, the Fund shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Trustees.

ASSET MAINTENANCE

     The Fund is required to satisfy two separate asset maintenance requirements in respect of the FundPreferred shares: (i) the Fund must maintain assets in its portfolio that have a value, discounted in accordance with guidelines set forth by a Rating Agency, at least equal to the aggregate liquidation preference of the FundPreferred shares plus specified liabilities, payment obligations and other amounts; and (ii) the Fund must maintain asset coverage for FundPreferred shares of at least 200%.

     FundPreferred Shares Basic Maintenance Amount. The Fund must maintain, as of each Valuation Date on which any share of FundPreferred shares is outstanding, Eligible Assets having an aggregate Discounted Value at least equal to the FundPreferred Shares Basic Maintenance Amount, which is calculated separately for each Rating Agency which is then rating the FundPreferred shares and so requires. If the Fund fails to maintain Eligible Assets having an aggregated Discounted Value at least equal to the FundPreferred Shares Basic Maintenance Amount as of any Valuation Date and such failure is not cured on or before the related Asset Coverage Cure Date, the Fund will be required in certain circumstances to redeem certain of the shares of FundPreferred shares. See "-- Redemption -- Mandatory Redemption."

     The "FundPreferred Shares Basic Maintenance Amount" as of any Valuation Date is currently defined as either:

          (a) Eligible Assets having an aggregate Discounted Value equal to or greater than the dollar amount equal to the sum of the sum of (A) the product of the number of FundPreferred outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of preferred shares outstanding on such date multiplied by the Liquidation Preference of such shares), plus any redemption premium applicable to the FundPreferred (or other preferred shares) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for FundPreferred outstanding that follow such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding preferred shares to, but not including, the first respective dividend payment dates for such other shares that follow such Valuation Date); (C) the aggregate amount of dividends that would accumulate on shares of each series of FundPreferred outstanding from such first respective Dividend Payment Date therefor through the 45th day after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the Auction Date for the Dividend Period commencing on such Dividend Payment Date) for a Standard Dividend Period of shares of such series to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Fund shall have delivered a notice of Special Dividend Period to the Auction Agent pursuant to Section 4(b) of Part I of the Statement with respect to shares of such series, such Maximum Rate shall be the Maximum Rate for the Special Dividend Period of shares of such series to commence on such Dividend Payment Date (except that (1) if such Valuation Date occurs at a time when a Failure to Deposit (or, in the case of preferred shares other than FundPreferred, a failure similar to a Failure to Deposit) has occurred that has not been cured, the dividend for purposes of calculation would accumulate at the current dividend rate then applicable to the shares in respect of which such failure has occurred and (2) for those days during the period described in this subparagraph (C) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect (or, in the case of preferred shares other than FundPreferred, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such Applicable Rate (or other rate or rates, as the case may be in respect of those days); (D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date; (E) the amount of any indebtedness or obligations of the Fund senior in right of payments to the FundPreferred; and (F) any current liabilities as of such Valuation Date to the extent not reflected in any of (A) through (E) (including, without limitation, any payables for portfolio securities purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions); less the value (i.e., the face value of cash, short-term municipal obligations and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (A) though (F) became payable, otherwise the Discounted Value) of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of (A) through
     (F); or

          (b) if the average Discount Factor of the Fund's aggregate Eligible Assets is less than 200%, the FundPreferred Shares Basic Maintenance amount means the asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, with respect to all outstanding senior securities of the Fund which are stock, including all Outstanding FundPreferred (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares). See "-- 1940 Act FundPreferred Shares Asset Coverage" below.

     Each Rating Agency may amend the definition of "FundPreferred Shares Basic Maintenance Amount".

     The Market Value of the Fund's portfolio securities (used in calculating the Discounted Value of Eligible Assets) is calculated in the same manner as the Fund calculates its net asset value. See "Net Asset Value" in the SAI.

     Each Rating Agency's Discount Factors, the criteria used to determine whether the assets held in the Fund's portfolio are Eligible Assets, and the guidelines for determining the Discounted Value of the Fund's portfolio holdings for purposes of determining compliance with the FundPreferred Shares Basic Maintenance Amount are based on Rating Agency Guidelines established by each Rating Agency in connection with its rating of the FundPreferred shares. The Discount Factor relating to any asset of the Fund, the FundPreferred Shares Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the applicable Rating Agency, without the approval of the Fund, the Board of Trustees or the shareholders.

     A Rating Agency's guidelines will apply to FundPreferred shares only so long as such Rating Agency is rating such shares. The Fund will pay certain fees to Moody's, S&P and any Other Rating Agency which may provide a rating for the FundPreferred shares for rating FundPreferred shares. The ratings assigned to FundPreferred shares are not recommendations to buy, sell or hold FundPreferred shares. Such ratings may be subject to revision or withdrawal by the assigning rating agent at any time. Any rating of FundPreferred shares should be evaluated independently of any other rating.

     1940 Act FundPreferred Shares Asset Coverage. The Fund is also required to maintain, with respect to FundPreferred shares, as of the last Business Day on any month in which any FundPreferred shares is outstanding, asset coverage of at least 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing shares of a closed-end investment company as a condition of declaring dividends on its common shares) ("1940 Act FundPreferred Shares Asset Coverage"). If the Fund fails to maintain the 1940 Act FundPreferred Shares Asset Coverage as of the last Business Day of any month and such failure is not cured as of the related Asset Coverage Cure Date, the Fund will be required to redeem certain shares of FundPreferred shares. See "-- Redemption -- Mandatory Redemption."

     The Fund estimates that based on the composition of its portfolio as of September 14, 2004, assuming the issuance of all FundPreferred shares offered hereby and giving effect to the deduction of sales load and estimated offering costs related thereto estimated at $5,170,000, the 1940 Act FundPreferred Shares Asset Coverage would be:

           Value of Fund assets less liabilities
             not representing senior securities                     $641,178,294
------------------------------------------------------------   =    ------------   =    267%
      Senior securities representing indebtedness plus              $240,000,000
  aggregate liquidation preference of FundPreferred shares

     Notices. Under the current Rating Agency Guidelines, after the Date of Original Issue and in certain other circumstances, the Fund is required to deliver to any Rating Agency which is then rating the FundPreferred shares (i) a certificate with respect to the calculation of the FundPreferred Shares Basic Maintenance Amount; (ii) a certificate with respect to the calculation of the 1940 Act FundPreferred Shares Asset Coverage and the value of the portfolio holdings of the Fund; and (iii) a letter proposed by the Fund's independent accountants regarding the accuracy of such calculations.

LIQUIDATION RIGHTS

     In the event of a liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the holders of each series of FundPreferred shares then outstanding and any other shares ranking on a parity with the FundPreferred shares then outstanding, in preference to the holders of common shares, will be entitled to payment out of the assets of the Fund, or the proceeds thereof, available for distribution to shareholders after satisfaction of claims of creditors of the Fund (including, without limitation, those resulting from Borrowings), of a liquidation preference in the amount equal to $25,000 per share of the FundPreferred shares, plus an amount equal to accumulated dividends (whether or not earned or declared but without interest) to the date of payment of such preference is made in full or a sum sufficient for the payment thereof is set apart with the Paying Agent. However, holders of FundPreferred shares will not be entitled to a premium, if any, to which such holder would be entitled to receive upon redemption of such FundPreferred shares. After payment of the full amount of such liquidation distribution, the owners of the FundPreferred shares will not be entitled to any further participation in any distribution of assets of the Fund.

     If, upon any such liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all outstanding Preferred Shares, including the FundPreferred shares, shall be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then such available assets shall be distributed among the holders of all outstanding Preferred Shares, including the FundPreferred shares, ratably in any such distribution of assets according to the respective amounts which would be payable on all such hares if all amounts thereon were paid in full. Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, until payment in full is made to the holders of FundPreferred shares of the liquidation distribution to which they are entitled, no dividend or other distribution shall be made to the holders of shares of common shares or any other class of shares of beneficial interest of the Fund ranking junior to FundPreferred shares upon dissolution, liquidation or winding up and no purchase, redemption or other acquisition for any consideration by the Fund shall be made in respect of the shares of common shares or any other class of shares of beneficial interest of the Fund ranking junior to FundPreferred shares upon dissolution, liquidation or winding up.

     A consolidation, reorganization or merger of the Fund with or into any other trust or company, or a sale, lease or exchange of all or substantially all of the assets of the Fund in consideration for the issuance of equity securities of another trust or company, shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

VOTING RIGHTS

     Except as otherwise indicated in the Declaration, Statement or as otherwise required by applicable law, holders of FundPreferred shares have one vote per share and vote together with holders of shares of common shares as a single class. Under applicable rules of the Exchange, the Fund is currently required to hold annual meetings of shareholders.

     In connection with the election of the Board of Trustees, the holders of outstanding preferred shares, including each series of the FundPreferred shares, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of beneficial interest of the Fund, to elect two Trustees of the Fund. The holders of outstanding common shares and preferred shares, including each series of the FundPreferred shares, voting together as a single class, shall elect the balance of the Trustees. Notwithstanding the foregoing, if (a) at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on the preferred shares, including FundPreferred shares, equal to at least two full years' dividends shall be due and unpaid; or (b) any time holders of any preferred shares are entitled under the 1940 Act to elect a majority of the Trustees of the Fund, then the number of members constituting the Board shall automatically be increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of preferred shares, including the FundPreferred shares, as described above, would constitute a majority of the Board as so increased by such smallest number; and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which Trustees are to be elected, the holders of preferred shares, including the FundPreferred shares, voting as a separate class, will be entitled to elect the smallest number of additional Trustees that, together with the two Trustees which such holders will be in any event entitled to elect, constitutes a majority of the total number of Trustees of the Fund as so increased. The terms of office of the persons who are Trustees at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding preferred shares, including the FundPreferred shares, for all past Dividend Periods, or the Voting Period is otherwise terminated, the voting rights stated in the above sentence shall cease, and the terms of office of all of the additional Trustees elected by the holders of preferred shares, including the FundPreferred shares (but not of the Trustees with respect to whose election the holders of common shares were entitled to vote or the two Trustees the holders of preferred shares, including the FundPreferred shares, have the right to elect in any event), will terminate automatically. Any shares of FundPreferred shares issued after the date hereof shall vote with the FundPreferred shares as a single class on the matters described above, and the issuance of any other FundPreferred shares by the Fund may reduce the voting power of the FundPreferred shares.

     The affirmative vote of the holders of a majority of the outstanding preferred shares, including each series of the FundPreferred shares, determined with reference to a "majority of outstanding voting securities" as the term is defined in Section 2(a)(42) of the 1940 Act, voting as a separate class, is required to (i) amend, alter or repeal any of the preferences, rights or powers of such class so as to affect materially and adversely such preferences, rights or powers; (ii) increase the authorized number of shares of preferred shares;
(iii) create, authorize or issue shares of any class of shares ranking senior to or on a parity with the preferred shares with respect to the payment of dividends or the distribution of assets, or any securities convertible into, or warrants, options or similar rights to purchase, acquire or receive, such shares of beneficial interest ranking senior to or on parity with the preferred shares or reclassify any authorized shares of beneficial interest of the Fund into any shares ranking senior to or on parity with the preferred shares (except that the Board of Trustees, without the vote or consent of the holders of preferred shares, may from time to time authorize, create and classify, and the Fund may from time to time issue shares or series of preferred shares, including other series of FundPreferred shares, ranking on a parity with the FundPreferred shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up to the affairs of the Fund, and may authorize, reclassify and/or issue any additional shares of each series of FundPreferred shares, including shares previously purchased or redeemed by the Fund, subject to continuing compliance by the Fund with 1940 Act FundPreferred Shares Asset Coverage and FundPreferred Shares Basic Maintenance Amount requirements); (iv) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, Trustee, sequestrator (or other similar official) of the Fund or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action; (v) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Fund's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the FundPreferred shares, or arising in connection with any futures contracts or options thereon, interest rate swap or cap transactions, forward rate transactions, put or call options, or other similar transactions, (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause
(vi) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Fund's custodian and the Auction Agent; or (vi) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or a ny direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Fund may borrow as may be permitted by the Fund's investment restrictions; provided, however, that transfers of assets by the Fund subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Fund satisfies the FundPreferred Shares Basic Maintenance Amount as of the immediately preceding Valuation Date.

     In addition, the affirmative vote of the holders of a majority of the outstanding preferred shares, including any series of FundPreferred shares, voting separately from any other series, determined with reference to a "majority of outstanding voting securities" as that term is defined in Section 2(a)(42) of the 1940 Act, shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of such series in a manner different from that of other series of classes of the Fund's shares of beneficial interest. For purposes of the foregoing, no matter shall be deemed to adversely affect any right, preference or power unless such matter (i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series.

     The foregoing voting provisions will not apply with respect to the FundPreferred shares if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption, and sufficient funds shall have been deposited in trust to effect such redemption.

     The Board of Trustees, without the vote or consent of any holder of preferred shares, including FundPreferred shares, or any other shareholder of the Fund, may from time to time adopt, amend, alter or repeal any or all of any definitions set forth in the Statement or add covenants and other obligations of the Fund or confirm the applicability of covenants and other obligations set forth in the Statement in connection with obtaining or maintaining the rating of any Rating Agency which is then rating the FundPreferred shares and any such adoption, amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of FundPreferred shares or the holders thereof, provided the Board of Trustees receives written confirmation from such Rating Agency (such confirmation in no event being required to be obtained from a particular Rating Agency with respect to definitions or other provisions relevant only to another Rating Agency's rating) that any such amendment, alteration or repeal would not adversely affect the rating then assigned by such Rating Agency.

     Notwithstanding anything herein to the contrary, the Rating Agency Guidelines, as they may be amended from time to time by the respective Rating Agency will be reflected in a written document and may be amended by the respective Rating Agency without the vote, consent or approval of the Fund, the Board of Trustees and any holder of shares of preferred shares, including any series of FundPreferred shares, or any other shareholder of the Fund.

     A copy of the current Rating Agency Guidelines will be provided to any holder of FundPreferred shares promptly upon request therefor made by such holder to the Fund by writing the Fund at 333 W. Wacker Dr., Chicago, IL 60606.

     Also, subject to compliance with applicable law, the Board of Trustees may amend the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of the preferred shares, including FundPreferred shares, or any other shareholder of the Fund, and without receiving any confirmation from any rating agency after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the FundPreferred Shares Basic Maintenance Amount.

     Unless otherwise required by law, holders of FundPreferred shares shall not have any relative rights or preferences or other special rights other than those specifically set forth in the Statement. The holders of FundPreferred shares shall have no rights to cumulative voting. In the event that the Fund fails to pay any dividends on the FundPreferred shares, the exclusive remedy of the holders shall be the right to vote for Trustees as discussed above.

                                  THE AUCTION

GENERAL

     Auction Agency Agreement. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, The Bank of New York) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for each series of FundPreferred shares so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

     The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.

     Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for FundPreferred shares.

     The Auction Agent after each Auction for FundPreferred shares will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Dividend Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Dividend Period of one year or longer, of the purchase price of FundPreferred shares placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, FundPreferred shares will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

     The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

AUCTION PROCEDURES

     Prior to the Submission Deadline on each Auction Date for series of FundPreferred shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series (a "Beneficial Owner") may submit orders ("Orders") with respect to shares of such series to that Broker-Dealer as follows:

     - Hold Order -- indicating its desire to hold shares of such series without regard to the Applicable Rate for shares of such series for the next Dividend Period thereof.

     - Bid -- indicating its desire to sell shares of such series at $25,000 per share if the Applicable Rate for shares of such series for the next Dividend Period thereof is less than the rate specified in such Bid (also known as a hold-at-a-rate order).

     - Sell Order -- indicating its desire to sell shares of such series at $25,000 per share without regard to the Applicable Rate for shares of such series for the next Dividend Period thereof.

     A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to shares of a series of FundPreferred shares then held by such Beneficial Owner. A Beneficial Owner of shares of such series that submits a Bid with respect to shares of such series to its Broker-Dealer having a rate higher than the Maximum Rate for shares of such series on the Auction Date therefore will be treated as having submitted a Sell Order with respect to such shares to its Broker-Dealer. A Beneficial Owner of shares of such series that fails to submit an Order with respect to such shares to its Broker-Dealer will be deemed to have submitted a Hold Order with respect to such shares of such series to its Broker-Dealer; provided, however, that if a Beneficial Owner of shares of such series fails to submit an Order with respect to shares of such series to its Broker-Dealer for an Auction relating to a Dividend Period of more than 28 Dividend Period Days, such Beneficial Owner will be deemed to have submitted a Sell Order with respect to such shares to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell the FundPreferred shares subject thereto. A Beneficial Owner that offers to become the Beneficial Owner of additional FundPreferred shares is, for purposes of such offer, a Potential Beneficial Owner as discussed below.

     A customer of a Broker-Dealer that is not a Beneficial Owner of a series of FundPreferred shares but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series (in each case, a "Potential Beneficial Owner"), may submit Bids to its Broker-Dealer in which it offers to purchase shares of such series at $25,000 per share if the Applicable Rate for shares of such series for the next Dividend Period thereof is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner of shares of such series specifying a rate higher than the Maximum Rate for shares of such series on the Auction Date therefore will not be accepted.

     The Broker-Dealers in turn will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Fund) as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of FundPreferred shares held by it or customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of FundPreferred shares held by it. A Broker-Dealer may also submit Orders to the Auction Agent for its own account as an Existing Holder or Potential Holder, provided it is not an affiliate of the Fund.

     If Sufficient Clearing Bids for a series of FundPreferred shares exist (that is, the number of shares of such series subject to Bids submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Potential Holders with rates equal to or lower than the Maximum Rate for shares of such series is at least equal to the number of shares of such series subject to Sell Orders submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Existing Holders), the Applicable Rate for shares of such series for the next succeeding Dividend Period thereof will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning the shares of such series available for purchase in the Auction. If Sufficient Clearing Bids for a series of FundPreferred shares do not exist, the Applicable Rate for shares of such series for the next succeeding Dividend Period thereof will be the Maximum Rate for shares of such series on the Auction Date therefor. In such event, Beneficial Owners of shares of such series that have submitted or are deemed to have submitted Sell Orders may not be able to sell in such Auction all shares of such series subject to such Sell Orders. If Broker-Dealers submit or are deemed to have submitted to the Auction Agent Hold Orders with respect to all Existing Holders of a series of FundPreferred shares, the Applicable Rate for shares of such series for the next succeeding Dividend Period thereof will be the All Hold Rate.

     The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of shares of a series of FundPreferred shares that is fewer than the number of shares of such series specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers.

     Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

     A Broker-Dealer may submit orders in auctions for its own account. Any Broker-Dealer submitting an order for its own account in any auction will have an advantage over other bidders in that it would have knowledge of other orders placed through it in that auction (but it would not have knowledge of orders submitted by other Broker-Dealers, if any). As a result of the Broker-Dealer bidding, the auction clearing rate may be higher or lower than the rate that would have prevailed if the Broker-Dealer had not bid. A Broker-Dealer may also bid in order to prevent what would otherwise be a failed auction or an auction clearing at the All Hold Rate or a rate that the Broker-Dealer believes does not reflect the market for such securities at the time of the auction. A Broker-Dealer may also encourage additional or revised investor bidding in order to prevent the auction clearing at the All Hold Rate.

SECONDARY MARKET TRADING AND TRANSFER OF FUNDPREFERRED SHARES

     The Broker-Dealers may maintain a secondary trading market of FundPreferred shares outside of Auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that such secondary trading market of FundPreferred shares will be established, or, if established, will provide owners with liquidity. FundPreferred shares are not registered on any stock exchange or on the Nasdaq Stock Market. Investors who purchase shares in an Auction for a Special Dividend Period should note that because the dividend rate on such shares will be fixed for the length of such Dividend Period, the value of the shares may fluctuate in response to changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next Auction therefor, depending upon market conditions.

     A Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of FundPreferred shares only in whole shares and only (1) pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the Auction Procedures, (2) to a Broker-Dealer or (3) to such other persons as may be permitted by the Fund; provided, however, that (a) a sale, transfer or other disposition of FundPreferred shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

                           DESCRIPTION OF BORROWINGS

     The Declaration of Trust authorizes the Fund, without prior approval of holders of common and preferred shares, including FundPreferred shares, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such Borrowings, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Any Borrowings will rank senior to the FundPreferred shares.

     Limitations. Under the requirements of the 1940 Act, the Fund, immediately after issuing any Borrowings that are senior securities representing indebtedness (as defined in the 1940 Act), must have an asset coverage of at least 300%. With respect to any such Borrowings, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of any such Borrowings that are senior securities representing indebtedness, issued by the Fund. Certain types of Borrowings may also result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

     Distribution Preference. The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the holders of FundPreferred shares, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to holders of FundPreferred shares in certain circumstances.

     Voting Rights. The 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its portfolio, intends to repay the Borrowings.

     The discussion above describes the Board of Trustees' present intention with respect to a possible offering of Borrowings. If the Board of Trustees determines to authorize any of the foregoing, the terms may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration.

                          DESCRIPTION OF COMMON SHARES

     The Declaration of Trust authorizes the issuance of an unlimited number of common shares, par value $0.01 per share. All common shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common shares will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. At any time when FundPreferred shares are outstanding, common shareholders will not be entitled to receive any cash distributions from the Fund unless all accrued dividends on FundPreferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to FundPreferred shares would be at least 200% after giving effect to the distributions.

     The common shares are listed on the Exchange. The Fund intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

     The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the common shares and FundPreferred shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's common shares and FundPreferred shares outstanding at the time, voting together as a single class, is required; provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of FundPreferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the FundPreferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of the FundPreferred shares outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the common shares and FundPreferred shares, voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of FundPreferred shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders. See the SAI under "Certain Provisions in the Declaration of Trust."

     Reference should be made to the Declaration on file with the Securities and Exchange Commission for the full text of these provisions.

             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

     The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end investment companies may frequently trade at prices lower than net asset value, the Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

     If the Fund converted to an open-end investment company, it would be required to redeem all FundPreferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares would no longer be listed on the Exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their net asset value, less any redemption charge that is in effect at the time of redemption. See the SAI under "Repurchase of Fund Shares; Conversion to Open-End Fund" for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end investment company.

     Before deciding whether to take any action if the common shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the SAI under "Repurchase of Fund Shares; Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value.

                           FEDERAL INCOME TAX MATTERS

     The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in FundPreferred shares. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. INVESTORS ARE THEREFORE ADVISED TO CONSULT WITH THEIR OWN TAX ADVISORS BEFORE MAKING AN INVESTMENT IN THE FUND.

FEDERAL INCOME TAX TREATMENT OF THE FUND

     The Fund intends to qualify for, and to elect to be treated as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify under those provisions each year. As a regulated investment company, the Fund generally will not be subject to federal income tax on its investment company taxable income (as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders. However, the Fund would be subject to corporate income tax (currently imposed at a maximum effective rate of 35%) on any undistributed income. The Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and net capital gains.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are also subject to a nondeductible 4% federal excise tax. To prevent imposition of this tax, during each calendar year the Fund must distribute, or be deemed to have distributed, an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years. To prevent application of this excise tax, the Fund intends to make distributions to satisfy the calendar year distribution requirement.

     If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In such event, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would generally constitute dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders. Furthermore, individual and other noncorporate shareholders generally would be able to treat such distributions as "qualified dividend income" eligible for reduced rates of federal income taxation in taxable years beginning on or before December 31, 2008.

     The Fund's transactions, if any, in forward contracts, options, futures contracts and hedged investments will be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by the Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, make the appropriate tax elections, and make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company, and minimize the imposition of income and excise taxes.

FEDERAL INCOME TAX TREATMENT OF HOLDERS OF FUNDPREFERRED SHARES

     Under present law, the Fund is of the opinion that FundPreferred shares will constitute equity of the Fund, and thus distributions with respect to FundPreferred shares (other than distributions in redemption of FundPreferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. Except in the case of capital gain dividends and the receipt of qualified dividend income, if any, such dividends generally will be taxable to holders at ordinary income tax rates. Dividends derived from net capital gain and designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of holders regardless of the length of time such holders have held their shares. Distributions in excess of the Fund's earnings and profits, if any, will first reduce a shareholder's adjusted tax basis in his or her shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a holder who holds such shares as a capital asset. The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains). Accordingly, the Fund intends to designate dividends made with respect to the common shares and the FundPreferred shares as consisting of particular types of income (e.g., net capital gain, ordinary income, dividends qualifying for the dividends received deduction, if any, and qualified dividend income, if any) in accordance with each class's proportionate share of the total dividends paid by the Fund during the year. Dividends paid by the Fund are generally not expected to be eligible for the dividends received deduction available to corporate shareholders or constitute qualified dividend income that is subject to reduced rates of federal income tax when received by individual and other noncorporate shareholders.

     A distribution will be treated as having been paid on December 31 if it is declared by the Fund in October, November or December with a record date in such months and is paid by the Fund in January of the following year. Accordingly, such distributions will be taxable to shareholders in the calendar year in which the distributions are declared.

SALE OF SHARES

     The sale of FundPreferred shares by holders will generally be a taxable transaction for federal income tax purposes. Holders of FundPreferred shares who sell such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds resulting from the sale and such holder's adjusted tax basis in the shares sold. If such FundPreferred shares are held as a capital asset at the time of the sale, the gain or loss will generally be a capital gain or loss. Similarly, a redemption by the Fund (including a redemption resulting from liquidation of the Fund), if any, of all the FundPreferred shares actually and constructively held by a shareholder generally will give rise to capital gain or loss under Section 302(b) of the Code if the shareholder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any common shares in the Fund, and provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by Section 302(b) of the Code must be satisfied to achieve such treatment. Any loss realized upon a taxable disposition of FundPreferred shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received (or deemed received) with respect to such shares. Any loss realized on a sale or exchange will be disallowed to the extent that substantially identical shares are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the disposition of such shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

BACKUP WITHHOLDING

     The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of all taxable distributions (including redemption proceeds) payable to shareholders who fail to provide the Fund with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if the Fund has been so notified). Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability provided the appropriate information is furnished to the IRS.

OTHER TAXATION

     Non-U.S. shareholders, including shareholders who, with respect to the United States, are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or provided the Fund receives certain certifications from such non-U.S. shareholder, such lower rates as may be prescribed by an applicable treaty.

     Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them before making an investment in FundPreferred shares.

      CUSTODIAN, TRANSFER AGENT, AUCTION AGENT, DIVIDEND DISBURSING AGENT
                              AND REDEMPTION AGENT

     The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting and portfolio accounting services. The Fund's transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The Bank of New York is the Auction Agent with respect to the FundPreferred shares and acts as transfer agent, registrar, dividend disbursing agent and redemption agent with respect to the FundPreferred shares.

                                  UNDERWRITING

     Citigroup Global Markets Inc. is acting as representative of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date hereof, each underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of FundPreferred shares set forth opposite the name of such underwriter.

UNDERWRITERS                                               SERIES M   SERIES TH   SERIES F
------------                                               --------   ---------   --------
Citigroup Global Markets Inc. ...........................   2,080       2,080      2,080
Nuveen Investments, LLC..................................     480         480        480
Wachovia Capital Markets, LLC............................     640         640        640
                                                            -----       -----      -----
  Total..................................................   3,200       3,200      3,200

     The underwriting agreement provides that the obligations of the several underwriters to purchase the shares included in this offering are subject to approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the FundPreferred shares if they purchase any of the shares.

     The underwriters propose to offer some of the shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the shares to certain dealers at the public offering price less a concession not in excess of $137.50 per share. The sales load the Fund will pay of $500 per share is equal to 2.0% of the initial offering price. One half of the sales load from this offering will be paid to certain underwriters based on their participation in the offering of the Fund's common shares. The underwriters may allow, and such dealers may reallow, a concession not in excess of $37.50 per share on sales to certain other dealers. If all of the FundPreferred shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any FundPreferred shares purchased on or before September 24, 2004.

     The Fund and the Advisers have each agreed that, for a period of 180 days from the date of this prospectus, they will not, without the prior written consent of Citigroup Global Markets Inc. on behalf of the underwriters, sell, contract to sell, or otherwise dispose of any senior securities (as defined in the 1940 Act) of the Fund, or any securities convertible into or exchangeable for senior securities or grant any options or warrants to purchase senior securities of the Fund other than FundPreferred shares. Citigroup Global Markets Inc. on behalf of the underwriters in its sole discretion may release any of the securities subject to those lock-up agreements at any time without notice.

     The underwriting agreement provides that it may be terminated in the absolute discretion of Citigroup Global Markets Inc. without liability on the part of the underwriters to the Fund or the Advisers if, prior to the delivery of and payment for the FundPreferred shares, (i) trading in the Fund's common shares shall have been suspended by the Securities and Exchange Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices for trading in securities generally shall have been established on the New York Stock Exchange, (ii) a commercial banking moratorium shall have been declared by either federal or New York state authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets in the United States is such as to make it, in the sole judgment of Citigroup Global Markets Inc., impracticable or inadvisable to proceed with the offering or delivery of the FundPreferred shares as contemplated by the prospectus (exclusive of any supplement thereto).

     The Fund anticipates that, from time to time, certain of the underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

     The Fund anticipates that the underwriters or one of their respective affiliates may, from time to time, act in auctions as Broker-Dealers and receive fees as set forth under "The Auction" and in the SAI under "Additional Information Concerning Auctions for FundPreferred Shares".

     Nuveen, 333 West Wacker Drive, Chicago, Illinois, 60606, one of the underwriters, is an affiliate of NIAC.

     The Fund and NIAC have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make because of any of those liabilities. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

     The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York 10013.

                                 LEGAL OPINIONS

     Certain legal matters in connection with the FundPreferred shares offered hereby will be passed upon for the Fund by Vedder, Price, Kaufman & Kammholz, P.C., Chicago, Illinois, and for the underwriters by Simpson Thacher & Bartlett LLP, New York, New York. Vedder, Price, Kaufman & Kammholz, P.C. and Simpson Thacher & Bartlett LLP may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP, Boston, Massachusetts.

                             AVAILABLE INFORMATION

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and is required to file reports, proxy statements and other information with the SEC. These documents can be inspected and copied for a fee at the SEC's public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549. Reports, proxy statements, and other information about the Fund can be inspected at the offices of the Exchange.

     This prospectus does not contain all of the information in the Fund's registration statement, including amendments, exhibits, and schedules. Statements in this prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

     Additional information about the Fund and FundPreferred shares can be found in the Fund's Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains each Fund's Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports filed under the Securities Exchange Act of 1934. Additional information may be found on the Internet at http://www.nuveen.com.

                               TABLE OF CONTENTS
                  FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                              PAGE
                                                              ----
Investment Objective........................................   S-1
Investment Restrictions.....................................   S-1
Investment Policies and Techniques..........................   S-3
Overall Fund Management.....................................   S-5
Symphony Investment Philosophy and Process..................   S-5
Portfolio Composition.......................................   S-6
Other Investment Policies and Techniques....................  S-16
Management of the Fund......................................  S-32
Investment Advisers.........................................  S-39
Portfolio Transactions and Brokerage........................  S-43
Net Asset Value.............................................  S-44
Additional Information Concerning Auctions For FundPreferred
  Shares....................................................  S-45
Certain Provisions in the Declaration of Trust..............  S-46
Repurchase of Fund Shares; Conversion to Open-End Fund......  S-48
Federal Income Tax Matters..................................  S-49
Experts.....................................................  S-55
Custodian, Transfer Agent, Auction Agent, Dividend
  Disbursing Agent and Redemption Agent.....................  S-55
Additional Information......................................  S-55
Report of Registered Public Accounting Firm.................   F-1
Financial Statements........................................   F-2
Appendix A -- Statement of Preferences......................   A-1
Appendix B -- Ratings of Investments........................   B-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  $240,000,000

                  NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND

                            FUNDPREFERRED(TM) SHARES
                           3,200 SHARES, SERIES M
                           3,200 SHARES, SERIES TH
                           3,200 SHARES, SERIES F

                                ---------------

                                   PROSPECTUS

                               SEPTEMBER 21, 2004

                                ---------------

                                   CITIGROUP

                            NUVEEN INVESTMENTS, LLC

                              WACHOVIA SECURITIES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                  NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND

                       STATEMENT OF ADDITIONAL INFORMATION

         Nuveen Floating Rate Income Opportunity Fund (the "Fund") (formerly known as Nuveen Floating Rate Income Fund 2 through May 17, 2004) is a recently organized, diversified, closed-end management investment company.

         This Statement of Additional Information relating to preferred shares of the Fund ("FundPreferred shares") does not constitute a prospectus, but should be read in conjunction with the Fund's prospectus relating thereto dated September 21, 2004 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing FundPreferred shares. Investors should obtain and read the Fund's Prospectus prior to purchasing such shares. A copy of the Fund's Prospectus may be obtained without charge by calling (800) 257-8787. You may also obtain a copy of the Fund's Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

     This Statement of Additional Information is dated September 21, 2004.

                                TABLE OF CONTENTS


                                                                                           PAGE
Investment Objective .....................................................................  S-1
Investment Restrictions ..................................................................  S-1
Investment Policies and Techniques .......................................................  S-3
Overall Fund Management ..................................................................  S-5
Symphony Investment Philosophy and Process ...............................................  S-5
Portfolio Composition ....................................................................  S-6
Other Investment Policies and Techniques ................................................. S-16
Management of the Fund ................................................................... S-32
Investment Advisers ...................................................................... S-39
Portfolio Transactions and Brokerage ..................................................... S-43
Net Asset Value .......................................................................... S-44
Additional Information Concerning Auctions For FundPreferred Shares ...................... S-45
Certain Provisions in the Declaration of Trust ........................................... S-46
Repurchase of Fund Shares; Conversion to Open-End Fund ................................... S-48
Federal Income Tax Matters ............................................................... S-49
Experts .................................................................................. S-55
Custodian, Transfer Agent, Auction Agent, Dividend Disbursing Agent and Redemption Agent.. S-55
Additional Information ................................................................... S-55
Report of Registered Public Accounting Firm...............................................  F-1
Financial Statements .....................................................................  F-2
Appendix A -  Statement of Preferences ...................................................  A-1
Appendix B -  Ratings of Investments .....................................................  B-1

                              INVESTMENT OBJECTIVE

         The Fund's investment objective is to achieve a high level of current income.

         In pursuing its objective of high current income, the Fund will invest in Adjustable Rate Loans and other debt instruments that may involve significant credit risk. As part of its efforts to manage this risk and the potential impact of such risk on the overall value and returns of the Fund's portfolio, Symphony generally follows a credit management strategy that includes (i) a focus on Senior Loans that are secured by specific assets, (ii) rigorous and on-going bottom-up fundamental analysis of Issuers, and (iii) overall portfolio diversification. Symphony will perform its own credit and research analysis of Issuers, taking into consideration, among other things, the entity's financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, its anticipated cash flow, interest and asset coverage, and its earnings prospects. Even with these efforts, because of the greater degree of credit risk within the portfolio, the Fund's net asset value could decline over time. In an effort to help preserve the Fund's overall capital, Symphony will seek to enhance portfolio value by investing in securities it believes to be undervalued, which, if successful, can mitigate the potential loss of value due to credit events over time.

         The Fund cannot change its investment objective without the approval of the holders of a "majority of the outstanding" common shares ("Common Shares") and FundPreferred shares voting together as a single class, and of the holders of a "majority of the outstanding" FundPreferred shares voting as a separate class. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. See "Description of FundPreferred Shares--Voting Rights" in the Fund's Prospectus for additional information with respect to the voting rights of holders of FundPreferred shares.

                             INVESTMENT RESTRICTIONS

         Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and FundPreferred shares voting together as a single class, and of the holders of a majority of the outstanding FundPreferred shares voting as a separate class:

         (1) Issue senior securities, as defined in the Investment Company
Act of 1940, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (2) set forth below;

         (2) Borrow money, except as permitted by the Investment Company
Act of 1940 and exemptive orders granted under the Investment Company Act of 1940;

         (3) Act as underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities or acting as an agent or one of a group of co-agents in originating Adjustable Rate Loans;

         (4) Invest more than 25% of its total assets in securities of issuers in any one industry provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities, and provided further that for purposes of this limitation, the term "issuer" shall not include a lender selling a participation to the Fund together with any other person interpositioned between such lender and the Fund with respect to a participation;

         (5) Purchase or sell real estate, except pursuant to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in Adjustable Rate Loans the Fund may invest in are considered to be interests in real estate, and this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities;

         (6) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments except pursuant to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in Adjustable Rate Loans the Fund may invest in are considered to be interests in commodities and this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities;

         (7) Make loans except as permitted by the Investment Company Act of 1940 and exemptive orders granted under the Investment Company Act of 1940; and

         (8) With respect to 75% of the value of the Fund's total assets, purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, and provided further that for purposes of this restriction, the term "issuer" includes both the Borrower under a loan agreement and the lender selling a participation to the Fund together with any other persons interpositioned between such lender and the Fund with respect to a participation.

         For purposes of the foregoing "majority of the outstanding," when used with respect to particular shares of the Fund, means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

         For the purpose of applying the limitation set forth in subparagraph
(8) above, a governmental issuer shall be deemed the single issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above.

         Under the Investment Company Act of 1940, the Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Fund's management, advisory and administrative fees with respect to assets so invested. Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Prospectus in the section entitled "Risk Factors," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

         In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

         (1) Sell securities short, except that the Fund may make short sales of securities if, at all times when a short position is open, the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

         (2) Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 or any exemptive relief obtained thereunder. The Fund will rely on representations of Borrowers in loan agreements in determining whether such Borrowers are investment companies.

         (3) Purchase securities of companies for the purpose of exercising control, except to the extent that exercise by the Fund of its rights under loan agreements would be deemed to constitute exercising control.

         The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

                       INVESTMENT POLICIES AND TECHNIQUES

         The following information supplements the discussion of the Fund's investment objective, policies, and techniques that are described in the Fund's Prospectus.

         The Fund's investment objective is to achieve a high level of current income.

         In pursuing its objective of high current income, the Fund will invest in Adjustable Rate Loans and other debt instruments that may involve significant credit risk. As part of its efforts to manage this risk and the potential impact of such risk on the overall value and returns of the Fund's portfolio, Symphony generally follows a credit management strategy that includes (i) a focus on Senior Loans that are secured by specific assets, (ii) rigorous and on-going bottom-up fundamental analysis of issuers, and (iii) overall portfolio diversification. Symphony will perform its own credit and research analysis of issuers, taking into consideration, among other things, the entity's financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, its anticipated cash flow, interest and asset coverage, and its earnings prospects. Even with these efforts, because of the greater degree of credit risk within the portfolio, the Fund's net asset value could decline over time. In an effort to help preserve the Fund's overall capital, Symphony will seek to enhance portfolio value by investing in securities it believes to be undervalued, which, if successful, can mitigate the potential loss of value due to credit events over time.

         Under normal market circumstances, the Fund will invest at least 80% of its Managed Assets in Adjustable Rate Loans, primarily secured Senior Loans. As part of the 80% requirement, the Fund also may invest in unsecured Senior Loans and secured and unsecured subordinated loans. The Fund will invest at least 65% of its Managed Assets in Senior Loans that are secured by specific collateral. Initially, the Fund does not intend to invest more than 10% of its Managed Assets in adjustable rate subordinated loans.

         Adjustable Rate Loans pay interest at rates that are redetermined periodically at short-term intervals by reference to a base lending rate, primarily the London-Interbank offered rate ("LIBOR"), plus a premium. The Fund may invest a substantial portion of its Managed Assets in Adjustable Rate Loans and other debt instruments that are, at the time of investment, rated below investment grade or unrated but judged to be of comparable quality. Adjustable Rate Loans are made to U.S. or non-U.S. corporations, partnerships and other business entities ("Borrowers") that operate in various industries and geographical regions, which may include middle-market companies. As used herein, "middle market" generally refers to companies with annual revenues of approximately $500 million or below. It is anticipated that the proceeds of the Adjustable Rate Loans in which the Fund will invest will be used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings, internal growth and for other corporate purposes.

         The Fund may invest up to 20% of its Managed Assets in the following adjustable or fixed rate securities: (i) other debt securities such as investment and non-investment grade debt securities, fixed rate Senior Loans or subordinated loans, convertible securities and structured notes (other than structured notes that are designed to provide returns and risks that emulate those of Adjustable Rate Loans, which may be treated as an investment in Adjustable Rate Loans for purposes of the 80% test set forth above); (ii) mortgage-related and other asset-backed securities (including collateralized loan obligations and collateralized debt obligations) and (iii) debt securities and other instruments issued by government; government-related or supranational issuers (commonly referred to as sovereign debt securities). No more than 5% of the Fund's Managed Assets may be invested in each of convertible securities, mortgage-related and other asset-backed securities and sovereign debt securities. The debt securities in which the Fund may invest may have short-term, intermediate-term or long-term maturities. The Fund also may receive or acquire warrants and equity securities issued by an issuer or its affiliates in connection with the Fund's other investments in such entities.

         Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one NRSRO within the four highest grades (BBB- or Baa3 or better by Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch Ratings ("Fitch")), or (ii) unrated but judged to be of comparable quality. The Fund may purchase Adjustable Rate Loans and other debt securities that are rated below investment grade or that are unrated but judged to be of comparable quality. No more than 15% of the Fund's Managed Assets may be invested in Adjustable Rate Loans and other debt securities that are, at the time of investment, rated CCC+ or Caa or below by S&P, Moody's or Fitch or that are unrated but judged to be of comparable quality.

         Under normal circumstances:

            o The Fund expects to maintain an average duration of one year or less for its portfolio investments in Adjustable Rate Loans and other debt instruments. See "The Fund's Investments--Investment Objectives and Policies" in the Fund's Prospectus for a description of duration.

            o  The Fund will not invest in inverse floating rate securities.

            o The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers (which term for purposes of this Statement of Additional Information includes Borrowers) that are U.S. dollar or non-U.S. dollar denominated. Initially, the Fund does not intend to invest in non-U.S. dollar denominated securities. The Fund's Managed Assets to be invested in Adjustable Rate Loans and other debt instruments of non-U.S. issuers may include debt securities of issuers located, or conducting their business in, emerging markets countries. Initially, the Fund does not intend to invest in securities of emerging markets issuers.

            o The Fund may not invest more than 20% of its Managed Assets in securities from an industry which (for the purposes of this Statement of Additional Information) generally refers to the classification of companies in the same or similar lines of business such as the automotive, textiles and apparel, hotels, media production and consumer retailing industries.

            o The Fund may invest more than 20% of its Managed Assets in sectors which (for the purposes of this Statement of Additional Information) generally refers to broader classifications of industries, such as the consumer discretionary sector which includes the automotive, textiles and apparel, hotels, media production and consumer retailing industries, provided the Fund's investment in a particular industry within the sector does not exceed the industry limitation.

            o The Fund may invest up to 50% of its Managed Assets in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable).

                             OVERALL FUND MANAGEMENT

         NIAC is responsible for the Fund's overall investment strategy and its implementation, including the use of leverage and hedging.

         NIAC will oversee Symphony in its management of the Fund's portfolio. This oversight will include ongoing evaluation of Symphony's investment performance, quality of investment process and personnel, compliance with Fund and regulatory guidelines, trade allocation and execution, and other factors.

         NIAC will also oversee the Fund's use of leverage, and efforts to minimize the costs and mitigate the risks to Common Shareholders associated with using financial leverage. See "Use of Leverage" and "Hedging Transactions" in the Fund's Prospectus. This effort may involve making adjustments to investment policies in an attempt to minimize costs and mitigate risks.

                   SYMPHONY INVESTMENT PHILOSOPHY AND PROCESS

         Investment Philosophy. Symphony believes that managing risk, particularly for volatile assets such as Adjustable Rate Loans and other forms of high yield debt, is of paramount importance. Symphony believes that a combination of fundamental credit analysis and valuation information that is available from the equity markets provide a means of identifying what it believes to be superior investment candidates. Additionally, Symphony focuses primarily on liquid securities to ensure that exit strategies remain available under different market conditions.

         Investment Process. In identifying Adjustable Rate Loans and other securities for potential purchase, Symphony combines quantitative screening and fundamental and relative value analysis. Symphony evaluates the identified investment candidates for liquidity constraints and favorable capital structures. The investment team then performs rigorous bottom-up fundamental analysis to identify investments with sound industry fundamentals, cash flow sufficiency and asset quality. The final portfolio is constructed using risk management and monitoring systems to ensure proper diversification.

                              PORTFOLIO COMPOSITION

         The Fund's portfolio will be composed principally of the investments described below.

         Senior Loans. Senior loans, as with the other types of securities in which the Fund may invest, are counted for purposes of various other limitations described in this Statement of Additional Information, including the limitation on investing no more than 50% of the Fund's Managed Assets in illiquid securities, to the extent such Senior Loans are deemed to be illiquid.

         Senior loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a Senior Loan results in a reduction in income to the Fund, a reduction in the value of the Senior Loan and a decrease in the Fund's net asset value. This decrease in the Fund's net asset value would be magnified by the Fund's use of leverage. The risk of default increases in the event of an economic downturn or a substantial increase in interest rates. An increased risk of default could result in a decline in the value of Senior Loans and in the Fund's net asset value.

         Many Senior Loans in which the Fund may invest may not be rated by an NRSRO, generally will not be registered with the Securities and Exchange Commission and generally will not be listed on a securities exchange. In addition, the amount of public information available with respect to Senior Loans generally may be less extensive than that available for registered and exchange-listed securities. Economic and other events (whether real or perceived) can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Fund's net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted. Senior Loans may not be rated at the time that the Fund purchases them. If a Senior Loan is rated at the time of purchase, Symphony may consider the rating when evaluating the Senior Loan but may not view ratings as a determinative factor in investment decisions. As a result, the Fund is more dependent on Symphony's credit analysis abilities. Because of the protective terms of most Senior Loans, it is possible that the Fund is more likely to recover more of its investment in a defaulted Senior Loan than would be the case for most other types of defaulted debt securities.

         In the case of collateralized Senior Loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the Borrower's payment obligation or that the collateral can or will be liquidated. In the event of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior positions. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower's obligations under the Senior Loan. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the Borrower. Uncollateralized Senior Loans involve a greater risk of loss. Some Senior Loans in which the Fund may invest are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans, such as the Fund, including, under certain circumstances, invalidating such Senior Loans. Lenders commonly have certain obligations pursuant to the loan agreement, which may include the obligation to make additional loans or release collateral in certain circumstances.

         The amount of public information with respect to Senior Loans generally may be less extensive than that available for more widely rated, registered and exchange-listed securities. Economic and other events (whether real or perceived) can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Fund's net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted. In addition, there is no minimum rating or other independent evaluation of a Borrower or its securities limiting the Fund's investments. Symphony may rely exclusively or primarily on its own evaluation of Borrower credit quality in selecting Senior Loans for purchase. As a result, the Fund is particularly dependent on the analytical abilities of Symphony.

         No active trading market currently exists for some of the Senior Loans in which the Fund may invest and, thus, those loans may be illiquid. Liquidity relates to the ability of the Fund to sell an investment in a timely manner at a price approximately equal to its value on the Fund's books. The illiquidity of some Senior Loans may impair the Fund's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets. Because of the lack of an active trading market, illiquid securities are also difficult to value and prices provided by external pricing services may not reflect the true fair value of the securities. The risks of illiquidity are particularly important when the Fund's operations require cash, and may in certain circumstances require that the Fund sell other investments or borrow to meet short-term cash requirements. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for Senior Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates. This could result in increased volatility in the market and in the Fund's net asset value and market price per share.

         If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulators require financial institutions to dispose of Senior Loans that are considered highly leveraged transactions or subject such Senior Loans to increased regulatory scrutiny, financial institutions may determine to sell such Senior Loans. Such sales could result in prices that, in the opinion of Symphony, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the Senior Loan may be adversely affected.

         Any lender, which could include the Fund, is subject to the risk that a court could find the lender liable for damages in a claim by a Borrower arising under the common laws of tort or contracts or anti-fraud provisions of certain securities laws for actions taken or omitted to be taken by the lenders under the relevant terms of a loan agreement or in connection with actions with respect to the collateral underlying the Senior Loan.

         The Fund may purchase participations in Senior Loans. By purchasing a participation interest in a loan, the Fund acquires some or all of the interest of a bank or other financial institution in a loan to a corporate Borrower. Under a participation, the Fund generally will have rights that are more limited than the rights of lenders or of persons who acquire a Senior Loan by assignment. In a participation, the Fund typically has a contractual relationship with the lender selling the participation, but not with the Borrower. As a result, the Fund assumes the credit risk of the lender selling the participation in addition to the credit risk of the Borrower. In the event of insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not have a senior claim to the lenders' interest in the Senior Loan. A lender selling a participation and other persons interpositioned between the lender and the Fund with respect to participations will likely conduct their principal business activities in the banking, finance and financial services industries.

         The Fund may purchase and retain in its portfolio Senior Loans where the Borrowers have experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan.

         Adjustable Rate Subordinated Loans. The subordinated loans in which the Fund may invest are typically privately-negotiated investments that rank subordinate in priority of payment to senior debt, such as Senior Loans, and are often unsecured. However, such subordinated loans rank senior to common and preferred equity in a Borrower's capital structure. Subordinated loans may have elements of both debt and equity instruments, offering fixed or adjustable rates of return in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a Borrower, if any, through an equity interest. This equity interest may take the form of warrants or direct equity investments which will be in conjunction with the subordinated loans. Due to their higher risk profile and often less restrictive covenants as compared to Senior Loans, subordinated loans generally earn a higher return than secured Senior Loans. The warrants associated with subordinated loans are typically detachable, which allows lenders the opportunity to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the Borrower. Subordinated loans also may include a "put" feature, which permits the holder to sell its equity interest back to the Borrower at a price determined through an agreed formula. Symphony believes that subordinated loans offer an attractive investment opportunity based upon their historic returns and performance during economic downturns.

         The Fund expects to invest in subordinated loans that are primarily unsecured and that provide for relatively high, adjustable rates of interest, providing the Fund with significant current interest income. The subordinated loans in which the Fund may invest may have interest-only payments in the early years, with amortization of principal deferred to the later years of the subordinated loans. In some cases, the Fund may acquire subordinated loans that, by their terms, convert into equity or additional debt securities or defer payments of interest for the first few years after issuance. Also, in some cases the subordinated loans in which the Fund may invest will be collateralized by a subordinated lien on some or all of the assets of the Borrower. Typically, subordinated loans in which the Fund may invest will have maturities of four to eight years.

         The subordinated loan industry is highly specialized and the Fund will rely on Symphony and its employees' expertise in sourcing, evaluating, structuring, documenting and monitoring such investments by the Fund.

         Certain Structured Notes. If the Fund invests in structured notes (as defined below) that are designed to provide returns and risks that emulate those of Adjustable Rate Loans, the Fund may treat the value of (or, if applicable, the notional amount of) such investment as an investment in Adjustable Rate

Loans for purposes of determining compliance with the requirement set forth above that at least 80% of the Fund's Managed Assets be invested under normal market circumstances in Adjustable Rate Loans.

         The Fund acting as Original Lender, Sole Lender and/or Agent. The Fund, in connection with its investments in senior and subordinated loans, particularly those made to middle-market companies, may act as one of the group of lenders originating a loan ("Originating Lender"), may purchase the entire amount of a particular loan ("Sole Lender"), and may act as Agent in the negotiation of the terms of a loan and in the formation of a group of investors in a Borrower's loan.

         The Fund as Originating Lender or Sole Lender. When the Fund acts as an Originating Lender or Sole Lender it will generally participate in structuring the loan, and may share in an origination fee paid by the Borrower. When the Fund is an Originating Lender or Sole Lender it will generally have a direct contractual relationship with the Borrower, may enforce compliance by the Borrower with the terms of the loan agreement. As Sole Lender the Fund generally also would have full voting and consent rights under the applicable loan agreement.

         The Fund as Agent. Acting in the capacity of an Agent with respect to a loan may subject the Fund to certain risks in addition to those associated with the Fund's role as a lender. In consideration of such risks, the Fund will invest no more than 20% of its total assets in Senior Loans in which it acts as an Agent or co-Agent and the size of any such individual Senior Loan will not exceed 5% of the Fund's total assets. See "Risk Factors - General Risks of the Fund - Security Level Risks - Senior Loan Agent Risk" in the Fund's Prospectus.

         The Fund's ability to receive fee income may also be constrained by certain requirements for qualifying as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to comply with those requirements and may limit its investments in loans in which it acts as Originating Lender, Sole Lender or Agent in order to do so.

         Other Investments. The Fund may invest in fixed or floating rate debt instruments and other securities as described below:

         Other Corporate Debt Instruments. Corporate debt instruments generally are used by corporations to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt instruments are "perpetual" in that they have no maturity date and some may be convertible into equity securities of the issuer or its affiliates. The Fund may invest in debt instruments of any quality and such debt instruments may be secured or unsecured. In addition, certain debt instruments in which the Fund may invest may be subordinated to the payment of an issuer's senior debt.

         Derivatives; Structured Notes. The Fund may use derivatives, structured notes and similar instruments (referred to collectively as "structured notes") for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations, swap agreements or economically equivalent instruments where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities or loans, an index of securities or loans, or specified interest rates, or the differential performance of two assets or markets. Structured notes may be issued by corporations, including banks, as well as by governmental agencies. Structured notes frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured notes normally provide that their principal and/or interest payments are to be adjusted upwards or index while the structured notes are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments.

The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of the multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

         Symphony may utilize structured notes for investment purposes and also for risk management purposes, such as to reduce the duration and interest rate sensitivity of the Fund's portfolio. While structured notes may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured notes may be less liquid than other debt securities, and the price of structured notes may be more volatile. In some cases, depending on the terms of the embedded index, a structured note may provide that the principal and/or interest payments may be adjusted below zero. Structured notes also may involve significant credit risk and risk of default by the counterparty. Although structured notes are not necessarily illiquid, NIAC believes that currently most structured notes are illiquid. Like other sophisticated strategies, the Fund's use of structured notes may not work as intended. If the value of the embedded index changes in a manner other than that expected by Symphony, principal and/or interest payments received on the structured notes may be substantially less than expected. Also, if Symphony uses structured notes to reduce the duration of the Fund's portfolio, this may limit the Fund's return when having a longer duration of the Fund's portfolio, this may limit the Fund's return when having a longer duration would be beneficial (for instance, when interest rates decline).

         Below Investment Grade Securities. Investments in below investment grade securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. Issuers of below investment grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality securities.

         Below investment grade securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in lower-grade security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of below investment grade securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of below investment grade securities structured as zero coupon or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash. Symphony seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

         The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for below investment grade securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

         Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade securities, especially in a thinly traded market. When secondary markets for below investment grade securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on Symphony's research and analysis when investing in below investment grade securities. Symphony seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rates and market conditions.

         A general description of the ratings of securities by Moody's, S&P and Fitch is set forth in Appendix B to this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, in the case of debt obligations, certain debt obligations with the same maturity, coupon and rating may have different yields while debt obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating lower-grade securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of lower-grade securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Subadviser does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.

         The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or Symphony downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, Symphony may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality debt securities.

         Convertible Securities. Convertible securities are bonds, debentures, notes, preferred securities or other securities that may be converted or exchanged (by the holder or the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the "conversion price"). Convertible securities have general characteristics similar to both debt securities and common stocks. The interest paid on convertible securities may be fixed or floating rate. Floating rate convertible securities may specify an interest rate or rates that are conditioned upon changes to the market price of the underlying common stock. Convertible securities also may be issued in zero coupon form with an original issue discount. See "Other Investment Policies and Techniques-Zero Coupon and Payment-In-Kind Securities." Although to a lesser extent than with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, will also react to variations in the general market for common stocks. Depending upon the relationship of the conversion price to the market value of the underlying common stock, a convertible security may trade more like a common stock than a debt instrument.

         A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and can provide for a stable stream of income with generally higher yields than common stocks. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation, and are typically unrated or rated lower than such debt obligations. In addition, contingent payment convertible securities allow the issuer to claim deductions based on its nonconvertible cost of debt which generally will result in deductions in excess of the actual cash payments made on the securities (and accordingly, holders will recognize income in amounts in excess of the cash payments received). There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. The convertible securities in which the Fund may invest may be below investment grade quality. See "--Below Investment Grade Securities" above.

         Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar credit quality because of the potential for capital appreciation. A convertible security, in addition to providing current income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from any increases in the market price of the underlying common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

         The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

         If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

         Mandatory convertible securities are distinguished as a subset of convertible securities because the conversion is not optional and the conversion price at maturity (or redemption) is based solely upon the market price of the underlying common stock, which may be significantly less than par or the price (above or below par) paid. Mandatory convertible securities may be called for conversion by the issuer after a particular date and under certain circumstances (including at a specified price) established upon its issuance. For these reasons, the risks associated with the investing in mandatory convertible securities most closely resemble the risks inherent in common stocks. Mandatory convertible securities customarily pay a higher coupon yield to compensate for the potential risk of additional price volatility and loss upon redemption. Since the correlation of common stock risk increases as the security approaches its redemption date, there can be no assurance that the higher coupon will compensate for the potential loss. If a mandatory convertible security is called for conversion, the Fund will be required to either convert it into the underlying common stock or sell it to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objective.

         Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality because of the potential for capital appreciation. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value also tends to reflect the market price of the common stock of the issuing company, particularly when the stock price is greater than the convertible security's conversion price. The conversion price is defined as the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock. As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security than by the market price of the underlying common stock.

         U.S. Government Securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or
(iv) the credit of the agency or instrumentality. The Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, FHLMC, FNMA, GNMA, Student Loan Marketing Association, United States Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only if Symphony determines that the credit risk with respect to such obligations is minimal.

         The principal of and/or interest on certain U.S. Government securities which may be purchased by the Fund could be (i) payable in non-U.S. currencies rather than U.S. dollars or (b) increased or diminished as a result of changes in the value of the U.S. dollar relative to the value of non-U.S. currencies. The value of such portfolio securities may be affected favorably by changes in the exchange rate between foreign currencies and the U.S. dollar.

         Mortgage-Related and Asset-Backed Securities. Mortgage-related securities are debt instruments that provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on underlying mortgages. Additional payments on mortgage-related securities may be made out of unscheduled prepayments of principal resulting from the sale of the underlying property, or from refinancing or foreclosure, net of fees or costs that may be incurred. The mortgage-related securities in which the Fund invests will typically pay variable rates of interest, although the Fund may invest in fixed-rate obligations as well.

         The Fund may invest in certain asset-backed securities as discussed below. Asset-backed securities are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generally called a Special Purpose Vehicle or "SPV"). These securitized payment claims are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. The SPV is a company founded solely for the purpose of securitizing these claims and its only asset is the risk arising out of this diversified asset pool. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.

         A collateralized loan obligation ("CLO") is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically Senior Loans, are used as collateral supporting the various debt tranches issued by the SPV. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of CLO holders, thereby creating a series of obligations with varying rates and maturities appealing to a wide range of investors. CLOs generally are secured by an assignment to a trustee under an indenture pursuant to which the bonds are issued of collateral consisting of a pool of debt instruments, usually, non-investment grade bank loans. Payments with respect to the underlying debt securities generally are made to the trustee under the indenture. CLOs are designed to be retired as the underlying debt instruments are repaid. In the event of sufficient early prepayments on such debt instruments, the class or series of CLO first to mature generally will be retired prior to maturity. Therefore, although in most cases the issuer of CLOs will not supply additional collateral in the event of such prepayments, there will be sufficient collateral to secure their priority with respect to other CLO tranches that remain outstanding. The credit quality of these securities depends primarily upon the quality of the underlying assets, their priority with respect to other CLO tranches and the level of credit support and/or enhancement provided.

         The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement.

         The Fund also may invest in collateralized debt obligations ("CDOs"). A CDO is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically non-investment grade bonds, leveraged loans, and other asset-backed obligations, are used as collateral supporting the various debt and equity tranches issued by the SPV. CDOs operate similarly to CLOs and are subject to the same inherent risks.

         Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-related securities held by the Fund may exhibit additional volatility. This is known as extension risk. Symphony expects that the Fund will focus its mortgage-related investments principally in adjustable rate mortgage-related and other asset-backed securities, which should minimize the Fund's overall sensitivity to interest rate volatility and extension risk. However, because interest rates on most adjustable rate mortgage-related and other asset-backed securities typically only reset periodically (e.g., monthly or quarterly), changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuation in the market value of these securities, including declines in market value as interest rates rise. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates. Below investment grade securities frequently have call features that allow an issuer to redeem a security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (commonly referred to as call protection). An issuer may redeem a lower grade security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Adjustable Rate Loans typically have no such call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be increased. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

         Debtor-In-Possession Financings. The Fund may invest in debtor-in-possession financings (commonly called "DIP financings"). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under chapter 11. Such financings are senior liens on unencumbered security (i.e., security not subject to other creditors claims). There is a risk that the entity will not emerge from chapter 11 and be forced to liquidate its assets under chapter 7 of the Bankruptcy Code. In such event, the Fund's only recourse will be against the property securing the DIP financing.

         Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

         Warrants and Equity Securities. The Fund may acquire equity securities and warrants issued by an issuer or its affiliates as part of a package of investments in the issuer or its affiliates issued in connection with an Adjustable Rate Loan or other debt instrument of the Borrower. The Fund also may convert a warrant so acquired into the underlying security. Investments in warrants and equity securities entail certain risks in addition to those associated with investments in Adjustable Rate Loans or other debt instruments. The value of warrants and equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund's net asset value. The Fund may possess material non-public information about an issuer as a result of its ownership of an Adjustable Rate Loan or other debt instrument of such issuer. Because of prohibitions on trading in securities of issuers while in possession of such information the Fund might be unable to enter into a transaction in a security of such an issuer when it would otherwise be advantageous to do so.

         Portfolio Composition. Based upon current market conditions, the Fund anticipates that substantially all of the net proceeds will be invested according to the Fund's investment plan described in the paragraph below within 12 months following the completion of the initial public offering of common shares, depending on the availability of appropriate investment opportunities consistent with the Fund's investment objective and other market conditions. Until such time as the Fund is fully invested according to its investment plan described below, the Fund expects that its portfolio will consist primarily of secured Senior Loans and high yield debt instruments of companies with large market capitalizations because the Fund anticipates that it will be able to invest in such Senior Loans and high yield debt instruments more rapidly than it can invest in middle-market Adjustable Rate Loans. The Fund expects that this initial invest-up period will occur within 3-4 months following the completion of the initial public offering of common shares.

         Within 12 months following the completion of the initial public offering of common shares, the Fund's current investment plan anticipates a target portfolio allocation in the following approximate amounts: (i) 75% of its Managed Assets will be invested in Senior Loans of companies with large market capitalizations, (ii) 10% of its

Managed Assets will be invested in secured Senior Loans, subordinated loans and other debt instruments issued by middle-market companies, and (iii) 15% of its Managed Assets will be invested in other debt instruments of companies with large market capitalizations and cash.

         The Fund expects that its portfolio will initially consist primarily of secured Senior Loans and high yield debt instruments of companies with large market capitalizations because the Advisers anticipate that the Fund will be able to invest in such Senior Loans and high yield debt instruments more rapidly than it can invest in middle market Adjustable Rate Loans. The Fund expects that this initial invest-up period will occur within 3-4 months following the completion of the initial public offering of common shares.

                    OTHER INVESTMENT POLICIES AND TECHNIQUES



REPURCHASE AGREEMENTS

         As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government securities or municipal bonds) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of Symphony, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. Symphony will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, Symphony will demand additional collateral from the issuer to increase Symphony of the collateral to at least that of the repurchase price, including interest.

SOVEREIGN DEBT SECURITIES

         The Fund may invest in debt securities and other instruments that are issued by, or that are related to, government, government-related and supranational issuers, including those located, or conducting their business, in emerging markets countries.

         The ability of a non-U.S. sovereign issuer, especially in an emerging market country, to make timely and ultimate payments on its debt obligations will be strongly influenced by the sovereign issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rate and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its export in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multinational organizations. There may be no bankruptcy proceedings similar to those in U.S. by which defaulted interest may be collected.

         Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability or sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.

         The Fund may invest in debt securities issued by issuers located, or conducting their business in, emerging markets countries, and investments in such debt securities are particularly speculative. Heightened risks of investing in emerging markets sovereign debt include:

            o Risk of default by a governmental issuer or guarantor. In the event of a default, the Fund may have limited legal recourse against the issuer and/or guarantor.

            o Risk of restructuring certain debt obligations. This may include reducing and rescheduling interest and principal payments or requiring lenders to extend additional credit, which may adversely affect the value of these investments.

         In addition, risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, significant price volatility, restrictions on foreign investment, and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging markets countries.

SECURITIES ISSUED BY NON-U.S. ISSUERS

         The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar or non-U.S. dollar denominated. Initially, the Fund does not intend to invest in non-U.S. dollar denominated securities. The Fund may invest in any region of the world and invest in companies operating in developed countries such as Canada, Japan, Australia, New Zealand and most Western European countries. Initially, the Fund does not intend to invest in securities of emerging market issuers. As used in this Statement of Additional Information, an "emerging market" country is any country determined to have an emerging markets economy, considering, among other things, factors such as whether the country has a low-to-middle income economy according to the World Bank or its related organizations, the country's credit rating, its political and economic stability and the development of its financial and capital markets. These countries generally include countries located in Latin America, the Caribbean, Asia, Africa, the Middle East and Eastern and Central Europe.

         Securities of non-U.S. issuers include ADRs, Global Depositary Receipts
(GDRs) or other securities representing underlying shares of non-U.S. issuers. Positions in those securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. GDRs are U.S. dollar- denominated receipts evidencing ownership of non-U.S. securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and GDRs, in bearer form, are designed for use in non-U.S. securities markets. The Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

         Investors should understand and consider carefully the risks involved in investing in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers involves certain considerations comprising both risks and opportunities not typically associated with investing in securities of U.S. issuers. These considerations include: (i) less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile, meaning that, in a changing market, Symphony may not be able to sell the Fund's portfolio securities at times, in amounts or at prices it considers reasonable; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments;
(iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic developments may adversely affect the securities markets; (vi) withholding and other non-U.S. taxes may decrease the Fund's return; (vii) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and/or interest to investors located outside the U.S. due to blockage of foreign currency exchanges or otherwise; and (viii) possible seizure, expropriation or nationalization of the company or its assets. These risks are more pronounced to the extent that the Fund invests a significant amount of its investments in issuers located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. Although the Fund may hedge its exposure to certain of these risks, including the foreign currency exchange rate risk, there can be no assurance that the Fund will enter into hedging transactions at any time or at times or under circumstances in which it might be advisable to do so.

         Debt Obligations of Non-U.S. Governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

         A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. currency reserves, the availability of sufficient non-U.S. currency, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

         Eurodollar Instruments and Yankee Bonds. The Fund may invest in Eurodollar instruments and Yankee bonds. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

ZERO COUPON AND PAYMENT-IN-KIND SECURITIES

         The Fund's investments in debt securities may be in the form of a zero coupon bond. Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest for the entire life of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. Payment-in-kind securities ("PIKs") pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification to be taxed as a "regulated investment company" under the Code, an investment company, such as the Fund, must distribute each year at least 90% of its investment company taxable income, including the original issue discount accrued on zero coupon bonds and PIKs. Because the Fund will not on a current basis receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund in order to avoid unfavorable tax consequences. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements to shareholders even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero coupon bonds and PIKs may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

         The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the Commission to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of any delayed payment commitment. The Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than their cost.

NO INVERSE FLOATING RATE SECURITIES

         The Fund will not invest in inverse floating rate securities, which are securities that pay interest at rates that vary inversely with changes in prevailing interest rates and which represent a leveraged investment in an underlying security.

HEDGING TRANSACTIONS

         As a non-fundamental policy that can be changed by the Board of Trustees, the use of derivatives and other transactions for purposes of hedging the portfolio will be restricted to reducing the portfolio's exposure to lower grade credit risk, foreign currency exchange rate risk and the risk of increases in interest rates. The specific derivative instruments to be used, or other transactions to be entered into, for hedging purposes may include the purchase or sale of futures contracts on securities, credit-linked notes, securities indices, other indices or other financial instruments; options on futures contracts; exchange-traded and over-the-counter options on securities or indices; index-linked securities; swaps; and currency exchange transactions. Some, but not all, of the derivative instruments may be traded and listed on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the relevant exchange or at a fair value.

         There may be an imperfect correlation between changes in the value of the Fund's portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund's success in using hedging instruments is subject to Symphony's ability to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings or other factors, and there can be no assurance that Symphony's judgment in this respect will be correct. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings. In addition, there can be no assurance that the Fund will enter into hedging or other transactions at times or under circumstances in which it would be advisable to do so. See "Risk Factors--General Risks of the Fund--Hedging Risks" in the Fund's Prospectus.

         Short Sales. The Fund may make short sales of securities if, at all times when a short position is open, the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short. This technique is called selling short "against the box."

         In a short sale, the Fund will not deliver from its portfolio the securities sold and will not receive immediately the proceeds from the sale. Instead, the Fund will borrow the securities sold short from a broker-dealer through which the short sale is executed and the broker-dealer will deliver such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer will be entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund will be required to pay the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with its custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. The Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund will receive the proceeds of the sale. Because the Fund ordinarily will want to continue to hold securities in its portfolio that are sold short, the Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than delivering portfolio securities.

         Short sales may protect the Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gain in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. The Fund will incur transaction costs in connection with short sales.

         In addition to enabling the Fund to hedge against market risk, short sales may afford the Fund an opportunity to earn additional current income to the extent the Fund is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Fund's short positions remain open.

         The Code imposes constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated financial positions. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or "offsetting notional principal contracts" (as defined by the Code) with respect to, or futures or forward contracts to deliver, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. The Secretary of Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as these transactions. See "Federal Income Tax Matters."

         Options on Securities. In order to hedge against adverse market shifts, the Fund may purchase put and call options on stock, bonds or other securities. In addition, the Fund may seek to hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option or its equivalent from the writer of the option at the stated exercise price at any time during the option period.

         As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time during the option period prior to the option's expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale or purchase transactions. In entering into a closing sale or purchase transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

         In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, buying options can result in additional amounts of leverage to the Fund. The leverage caused by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

         The Fund will receive a premium when it writes put and call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as the writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the security's market value at the time of the option exercise over the Fund's acquisition cost of the security, less the sum of the premium received for writing the option and the difference, if any, between the call price paid to the Fund and the Fund's acquisition cost of the security. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from its underlying securities unhedged.

         Options on Stock and Bond Indexes. The Fund may purchase put and call options on stock and bond indexes to hedge against risks of market-wide price movements affecting its assets. In addition, the Fund may write covered put and call options on stock and bond indexes. A stock or bond index measures the movement of a certain group of stocks or bonds by assigning relative values to the stocks or bonds included in the index. Options on a stock or bond index are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder's right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The advisability of using stock or bond index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund's investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock or bond index options as a hedging technique will depend upon the extent to which price movements in the Fund's investments correlate with price movements in the stock or bond index selected. In addition, successful use by the Fund of options on stock or bond indexes will be subject to the ability of Symphony to predict correctly changes in the relationship of the underlying index to the Fund's portfolio holdings. No assurance can be given that Symphony's judgment in this respect will be correct.

         When the Fund writes an option on a stock or bond index, it will establish a segregated account with its custodian in which the Fund will deposit liquid securities in an amount equal to the market value of the option, and will maintain the account while the option is open.

         Stock and Bond Index Futures Contracts. The Fund may purchase and sell stock index futures as a hedge against movements in the equity markets. Stock and bond index futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

         For example, if Symphony expects general stock or bond market prices to decline, it might sell a futures contract on a particular stock or bond index. If that index does in fact decline, the value of some or all of the securities in the fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such futures contract. If, on the other hand, Symphony expects general stock or bond market prices to rise, it might purchase a stock or bond index futures contract as a hedge against an increase in prices of particular securities it wants ultimately to buy. If in fact the stock or bond index does rise, the price of the particular securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund's futures contract resulting from the increase in the index. The Fund may purchase futures contracts on a stock or bond index to enable Symphony to gain immediate exposure to the underlying securities market pending the investment in individual securities of the Fund's portfolio.

         Under regulations of the Commodity Futures Trading Commission ("CFTC") currently in effect, which may change from time to time, with respect to futures contracts purchased by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the Securities and Exchange Commission is that the Fund's long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or "covered" in order to counter the impact of any potential leveraging.

         Parties to a futures contract must make "initial margin" deposits to secure performance of the contract. There are also requirements to make "variation margin" deposits from time to time as the value of the futures contract fluctuates. The Fund and NIAC have claimed, respectively, an exclusion from registration as a commodity pool and as a commodity trading advisor under the Commodity Exchange Act (CEA) and, therefore, neither the Fund nor NIAC, or their officers and directors, are subject to the registration requirements of the CEA. The Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. In addition, certain provisions of the Code may limit the extent to which the Fund may enter into futures contracts or engage in options transactions. See "Federal Income Tax Matters."

         The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).

         With respect to options purchased by the Fund, there are no daily cash payments made by the Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

         Other Futures Contracts and Options on Futures Contracts. The Fund's use of derivative instruments also may include (i) U.S. Treasury security or U.S. Government Agency security futures contracts and (ii) options on U.S. Treasury security or U.S. Government Agency security futures contracts. All such instruments must be traded and listed on an exchange. U.S. Treasury and U.S. Government Agency futures contracts are standardized contracts for the future delivery of a U.S. Treasury Bond or U.S. Treasury Note or a U.S. Government Agency security or their equivalent at a future date at a price set at the time of the contract. An option on a U.S. Treasury or U.S. Government Agency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a U.S. Treasury or U.S. Government Agency futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's future margin account, which represents the amount by which the market price of the futures contract exceeds the exercise price of the option on the futures contract.

         Risk Factors Associated with Futures Contracts and Options on Futures Contracts. Futures prices are affected by many factors, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. Futures prices are affected by many factors, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until the expiration of the contract. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to Symphony's ability to predict correctly changes in interest rate relationships or other factors. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends. No assurance can be given that Symphony's judgment in this respect will be correct.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

         The Fund may invest in other options. An option is an instrument that gives the holder of the instrument the right, but not the obligation, to buy or sell a predetermined number of specific securities (i.e. preferred stocks, common stocks or bonds) at a stated price within the expiration period of the instrument, which is generally less than 12 months from its issuance. If the right is not exercised after a specified period but prior to the expiration, the option expires. Both put and call options may be used by the Fund.

         Structured Notes. The Fund may use structured notes and similar instruments for hedging purposes. Structured notes are privately negotiated debt obligations or economically equivalent instruments where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities or loans, an index of securities or loans or specified interest rates or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

         The Fund may purchase and sell various other kinds of financial futures contracts and options thereon. Futures contracts may be based on various debt securities and securities indices (such as the Municipal Bond Index traded on the Chicago Board of Trade). Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed the Fund's initial investment in these contracts. The Fund will only purchase or sell futures contracts or related options in compliance with the rules of the Commodity Futures Trading Commission. These transactions involve transaction costs. There can be no assurance that the Fund's use of futures will be advantageous to the Fund. Guidelines established by one or more NRSROs that rate any FundPreferred shares issued by the Fund may limit use of these transactions.

         Credit-Linked Notes. The Fund may invest in credit-linked notes ("CLN") for risk management purposes, including diversification. A CLN is a derivative instrument that is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligation and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk. See "Risk Factors--General Risks of the Fund--Counterparty Risk" in the Fund's Prospectus.

         Swaps. Swap contracts may be purchased or sold to hedge against fluctuations in securities prices, interest rates or market conditions, to change the duration of the overall portfolio, or to mitigate default risk. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) to be exchanged or "swapped" between the parties, which returns are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index.

         Credit Default Swaps. The Fund may enter into credit default swap contracts for risk management purposes, including diversification. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or non-U.S. corporate issuer, on the debt obligation. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

         Interest Rate Swaps. The Fund will enter into interest rate and total return swaps only on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). The Fund will only enter into interest rate swaps on a net basis. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund's obligations over its entitlements will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any interest rate swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Advisers. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market.

         The Fund may use interest rate swaps for risk management purposes only and not as a speculative investment and would typically use interest rate swaps to shorten the average interest rate reset time of the Fund's holdings. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Symphony is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

         Total Return Swaps. As stated above, the Fund will enter into total return swaps only on a net basis. Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset(s), which may include securities, baskets of securities, or securities indices during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other underlying asset(s).

         Currency Exchange Transactions. The Fund may enter into currency exchange transactions to hedge the Fund's exposure to foreign currency exchange rate risk in the event the Fund invests in non-U.S. dollar denominated securities of non-U.S. issuers as described in this Statement of Additional Information. The Fund's currency transactions will be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

         At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

         It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

         If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

         Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

         Other Hedging Transactions. The Fund may invest in relatively new instruments without a significant trading history for purposes of hedging the Fund's portfolio risks. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

ILLIQUID SECURITIES

         The Fund may invest up to 50% of its Managed Assets in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), that are deemed to be illiquid, and certain repurchase agreements. The privately negotiated subordinated loans to middle-market companies in which the Fund may invest are likely to be illiquid. The Board of Trustees or its delegate has the ultimate authority to determine which securities are liquid or illiquid for purposes of this 50% limitation. The Board of Trustees has delegated to Symphony the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. No definitive liquidity criteria are used. The Board of Trustees has directed Symphony when making liquidity determinations to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the Issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other relevant factors.

         Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 50% of the value of its Managed Assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.

         Short-Term/Long-Term Debt Securities; Defensive Position; Invest-Up Period. During temporary defensive purposes or in order to keep the Fund's cash on hand fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest up to 100% of its Managed Assets in cash equivalents and investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. In addition, upon Symphony's recommendation that a change would be in the best interests of the Fund and upon concurrence by NIAC, and subject to approval of the Board of Trustees of the Fund, Symphony may deviate from its investment guidelines discussed herein. In such a case, the Fund may not pursue or achieve its investment objective. These investments are defined to include, without limitation, the following:

         (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

         (2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

         (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

         (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. Symphony will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a NRSRO and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

OTHER INVESTMENT COMPANIES

         The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares, FundPreferred shares and/or Borrowings, or during periods when there is a shortage of attractive securities of the types in which the Fund may invest in directly available in the market. As an investor in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Symphony will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the Fund may invest directly. In addition, the securities of other investment companies also may be leveraged and therefore will be subject to the same leverage risks described herein. As described in the section entitled "Risk Factors," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. The Fund will treat its investments in such investment companies as investments in Adjustable Rate Loans for all purposes, such as for purposes of determining compliance with the requirement set forth above that at least 80% of the Fund's Managed Assets be invested under normal market circumstances in Adjustable Rate Loans.

LENDING OF PORTFOLIO SECURITIES

         The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the Issuer on the securities loaned through payments from the borrower. The Fund would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in Symphony's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

PORTFOLIO TRADING AND TURNOVER RATE

         Portfolio trading may be undertaken to accomplish the investment objective of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Symphony believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics. A security may also be sold when Symphony anticipates a change in the price of such security, Symphony believes the price of a security has reached or is near a realistic maximum, or there are other securities that Symphony believes are more attractive given the Fund's investment objective.

         The Fund may also engage to a limited extent in short-term trading consistent with its investment objective. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold, but the Fund will not engage in trading solely to recognize a gain. Subject to the foregoing, the Fund will attempt to achieve its investment objective by prudent selection of securities with a view to holding them for investment. While there can be no assurance thereof, the Fund anticipates that its annual portfolio turnover rate will generally not exceed 50%. However, the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the annual portfolio turnover rate of the Fund may exceed 50% in particular years. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes.

INTEREST RATE TRANSACTIONS

         The Fund expects that the Fund's portfolio investments in Adjustable Rate Loans and other adjustable rate debt instruments in which the Fund may invest will serve as a hedge against the risk that Common Share net income and/or returns may decrease due to rising market dividend or interest rates on FundPreferred shares or Borrowings. If market conditions are deemed favorable, the Fund also may enter into interest rate swap or cap transactions to attempt to protect itself from such interest rate risk on the remaining amount of outstanding FundPreferred shares and/or Borrowings. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a payment at a variable rate that is expected to approximate the rate on the Fund's variable rate payment obligation on Borrowings or any variable rate FundPreferred shares. The payment obligations would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

         Because Adjustable Rate Loans and other adjustable rate debt instruments in which the Fund may invest and the Fund's FundPreferred shares and Borrowings generally pay interest or dividends based on short-term market interest rates, the Fund's investments in Adjustable Rate Loans and other adjustable rate debt instruments may potentially offset the leverage risks borne by the Fund relating to the fluctuations on Common Share income due to variations in the FundPreferred share dividend rate and/or the interest rate on Borrowings.

         The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked-to-market daily.

         The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate swaps or caps could enhance or harm the overall performance on the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce the Fund's net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance the Fund's net earnings. Buying interest rate caps could enhance the performance of the Common Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Fund in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund will not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the remainder of the outstanding amount of the Fund's leverage, less the amount of Adjustable Rate Loans in the Fund's portfolio. The Fund has no current intention of selling an interest rate swap or cap. The Fund will monitor its interest rate swap and cap transactions with a view to insuring that it remains in compliance with all applicable tax requirements.

         Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the interest payments on Borrowings or dividend payments on the FundPreferred shares. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares.

         Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counter-party that NIAC believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, NIAC will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments.

         In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund's Common Shares.

         The Fund may choose or be required to prepay any Borrowings or redeem some or all of the FundPreferred shares. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

                             MANAGEMENT OF THE FUND



TRUSTEES AND OFFICERS

         The management of the Fund, including general supervision of the duties performed for the Fund under the Management Agreement, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at 7. None of the trustees who are not "interested persons" of the Fund has ever been a director or employee of, or consultant to, Nuveen, Symphony or their affiliates. The Trustees serve annual terms until the next annual shareholder meeting. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                             POSITIONS AND                                           NUMBER OF
                                             OFFICES WITH                                           PORTFOLIOS
                                             THE FUND AND                                             IN FUND
                                              YEAR FIRST        PRINCIPAL OCCUPATIONS, INCLUDING      COMPLEX
                                              ELECTED OR        OTHER DIRECTORSHIPS HELD, DURING    OVERSEEN BY
       NAME AND ADDRESS        BIRTHDATE       APPOINTED                 PAST FIVE YEARS              TRUSTEE
----------------------------   ---------  ------------------  ------------------------------------  ------------
TRUSTEE WHO IS AN "INTERESTED PERSON" OF THE FUND:
-------------------------------------------------
Timothy R. Schwertfeger*       03/28/49   Chairman of the     Chairman and Director (since 1996)         145
333 West Wacker Drive                     Board and Trustee,  of Nuveen Investments, Inc., Nuveen
Chicago, IL 60606                         2004                Investments, LLC, Nuveen Advisory
                                                              Corp. and Nuveen Institutional
                                                              Advisory Corp.; Chairman and
                                                              Director (since 1997) of Nuveen
                                                              Asset Management, Inc.; Director
                                                              (since 1996) of Institutional
                                                              Capital Corporation; Chairman and
                                                              Director (since 1999) of Rittenhouse
                                                              Asset Management, Inc.; Chairman of
                                                              Nuveen Investments Advisers Inc.
                                                              (since 2002).

TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF THE FUND:
-----------------------------------------------------

Robert P. Bremner               8/22/40   Trustee, 2004       Private Investor and Management            145
333 West Wacker Drive                                         Consultant.
Chicago, IL 60606

Lawrence H. Brown               7/29/34   Trustee, 2004       Retired (since 1989) as Senior Vice        145
333 West Wacker Drive                                         President of The Northern Trust
Chicago, IL 60606                                             Company; Director, Community
                                                              Advisory Board for Highland Park and
                                                              Highwood, United Way of the North
                                                              Shore (since 2002).

----------
* Mr. Schwertfeger is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, because he is an officer and director of Nuveen Investments, Inc., Nuveen Investments, LLC and NIAC.

                                             POSITIONS AND                                               NUMBER OF
                                             OFFICES WITH                                               PORTFOLIOS
                                             THE FUND AND                                                IN FUND
                                              YEAR FIRST        PRINCIPAL OCCUPATIONS, INCLUDING         COMPLEX
                                              ELECTED OR        OTHER DIRECTORSHIPS HELD, DURING       OVERSEEN BY
       NAME AND ADDRESS        BIRTHDATE       APPOINTED                 PAST FIVE YEARS                 TRUSTEE
----------------------------   ---------  ------------------  ------------------------------------     ------------
Jack B. Evans                   10/22/48  Trustee, 2004       President, The Hall-Perrine                   145
333 West Wacker Drive                                         Foundation, a private philanthropic
Chicago, IL 60606                                             corporation (since 1996); Director
                                                              and Vice Chairman, United Fire &
                                                              Casualty Group; Faculty Member,
                                                              University of Iowa; Director, Gazette
                                                              Companies, Coe College and Iowa
                                                              College Foundation; formerly, Director,
                                                              Alliant Energy; Director, Federal
                                                              Reserve Bank of Chicago; formerly,
                                                              President and Chief Operating Officer,
                                                              SCI Financial Group, Inc., a regional
                                                              financial services firm.

William C. Hunter                3/16/48   Trustee, 2004      Dean and Distinguished Professor of           145
333 West Wacker Drive                                         Finance, School of Business at the
Chicago, IL 60606                                             University of Connecticut (since
                                                              2003); previously, Senior Vice
                                                              President and Director of Research at
                                                              the Federal Reserve Bank of Chicago
                                                              (1995-2003); Director (since 1997),
                                                              Credit Research Center at Georgetown
                                                              University. Director of Xerox
                                                              Corporation (since 2004).

William J. Schneider            9/24/44   Trustee, 2004       Senior Partner and Chief Operating            145
333 West Wacker Drive                                         Officer, Miller-Valentine Group,
Chicago, IL 60606                                             Vice President, Miller-Valentine
                                                              Realty, a construction company; Chair,
                                                              Miami Valley Hospital; Chairman of the
                                                              Board, Dayton Philharmonic Orchestra;
                                                              Board Member, formerly, Chair, Dayton
                                                              Development Coalition; formerly, Member,
                                                              Community Advisory Board, National
                                                              City Bank, Dayton, Ohio and Business
                                                              Advisory Council, Cleveland Federal
                                                              Reserve Bank.

Judith M. Stockdale             12/29/47  Trustee, 2004       Executive Director, Gaylord and               145
333 West Wacker Drive                                         Dorothy Donnelley Foundation (since
Chicago, IL 60606                                             1994); prior thereto, Executive
                                                              Director, Great Lakes Protection
                                                              Fund (from 1990 to 1994).

                                             POSITIONS AND                                           NUMBER OF
                                             OFFICES WITH                                           PORTFOLIOS
                                             THE FUND AND                                             IN FUND
                                              YEAR FIRST        PRINCIPAL OCCUPATIONS, INCLUDING      COMPLEX
                                              ELECTED OR        OTHER DIRECTORSHIPS HELD, DURING    OVERSEEN BY
       NAME AND ADDRESS        BIRTHDATE       APPOINTED                 PAST FIVE YEARS              OFFICER
----------------------------   ---------  ------------------  ------------------------------------  ------------
OFFICERS OF THE FUND:
--------------------
Gifford R. Zimmerman             9/9/56   Chief               Managing Director (since 2002),            145
333 West Wacker Drive                     Administrative      Assistant Secretary and Associate
Chicago, IL 60606                         Officer, 2004       General Counsel, formerly, Vice
                                                              President and Assistant General
                                                              Counsel of Nuveen Investments, LLC;
                                                              Managing Director (since 2002),
                                                              General Counsel and Assistant
                                                              Secretary, formerly, Vice President
                                                              of Nuveen Advisory Corp. and Nuveen
                                                              Institutional Advisory Corp.;
                                                              Managing Director (since 2002);
                                                              Assistant Secretary and Associate
                                                              General Counsel, formerly, Vice
                                                              President (since 2000), of Nuveen
                                                              Asset Management, Inc.; Managing
                                                              Director (since 2004), Assistant
                                                              Secretary (since 1994) of Nuveen
                                                              Investments, Inc. (since 1994);
                                                              Assistant Secretary of NWQ
                                                              Investment Management Company, LLC.
                                                              (since 2002); Vice President and
                                                              Assistant Secretary of Nuveen
                                                              Investments Advisers Inc. (since
                                                              2002); Managing Director, Associate
                                                              General Counsel and Assistant
                                                              Secretary of Rittenhouse Asset
                                                              Management, Inc. (since 2003);
                                                              Chartered Financial Analyst.

Michael T. Atkinson              2/3/66   Vice President      Vice President (since 2002),               145
333 West Wacker Drive                     and Assistant       formerly Assistant Vice President
Chicago, IL 60606                         Secretary, 2004     (since 2000), previously, Associate
                                                              of Nuveen Investments, LLC.

Peter H. D'Arrigo               11/28/67  Vice President      Vice President of Nuveen                   145
333 West Wacker Drive                     and Treasurer,      Investments, LLC (since 1999), prior
Chicago, IL 60606                         2004                thereto, Assistant Vice President
                                                              (from 1997); Vice President and
                                                              Treasurer (since 1999) of Nuveen
                                                              Investments, Inc.; Vice President
                                                              and Treasurer (since 1999) of Nuveen
                                                              Advisory Corp. and Nuveen
                                                              Institutional Advisory Corp.; Vice
                                                              President and Treasurer of Nuveen
                                                              Asset Management, Inc. (since 2002)
                                                              and of Nuveen Investments Advisers
                                                              Inc.; Assistant Treasurer of NWQ
                                                              Investment

                                             POSITIONS AND                                           NUMBER OF
                                             OFFICES WITH                                           PORTFOLIOS
                                             THE FUND AND                                             IN FUND
                                              YEAR FIRST        PRINCIPAL OCCUPATIONS, INCLUDING      COMPLEX
                                              ELECTED OR        OTHER DIRECTORSHIPS HELD, DURING    OVERSEEN BY
       NAME AND ADDRESS        BIRTHDATE       APPOINTED                 PAST FIVE YEARS              OFFICER
----------------------------   ---------  ------------------  ------------------------------------  ------------
                                                              Management Company, LLC.
                                                              (since 2002); Vice President and
                                                              Treasurer of Nuveen Rittenhouse
                                                              Asset Management, Inc. (since May,
                                                              2003); Chartered Financial Analyst.

Jessica R. Droeger              9/24/64   Vice President      Vice President (since 2002) and            145
333 West Wacker Drive                     and Secretary,      Assistant General Counsel (since
Chicago, IL 60606                         2004                1998); formerly, Assistant Vice
                                                              President (since 1998), of Nuveen
                                                              Investments, LLC; Vice President
                                                              (since 2002) and Assistant Secretary
                                                              (since 1998), formerly Assistant
                                                              Vice President, of Nuveen Advisory
                                                              Corp. and Nuveen Institutional
                                                              Advisory Corp.

Lorna C. Ferguson               10/24/45  Vice President,     Managing Director, formerly, Vice          145
333 West Wacker Drive                     2004                President of Nuveen Investments,
Chicago, IL 60606                                             LLC; Managing Director (since 2004)
                                                              formerly, Vice President (since
                                                              1998) of Nuveen Advisory Corp. and
                                                              Nuveen Institutional Advisory Corp.

William M. Fitzgerald            3/2/64   Vice President,     Managing Director (since 2002) of          145
333 West Wacker Drive                     2004                Nuveen Investments, LLC; Managing
Chicago, IL 60606                                             Director (since 2001), formerly,
                                                              Vice President of Nuveen Advisory
                                                              Corp. and Nuveen Institutional
                                                              Advisory Corp. (since 1995);
                                                              Managing Director of Nuveen Asset
                                                              Management, Inc. (since 2001); Vice
                                                              President of Nuveen Investments
                                                              Advisers Inc. (since 2002);
                                                              Chartered Financial Analyst.

Stephen D. Foy                  5/31/54   Vice President      Vice President (since 1993) and            145
333 West Wacker Drive                     and Controller,     Funds Controller (since 1998) of
Chicago, IL 60606                         2004                Nuveen Investments, LLC; formerly,
                                                              Vice President and Funds Controller
                                                              (1998-2004) of Nuveen Investments,
                                                              Inc.; Certified Public Accountant.

David J. Lamb                   3/22/63   Vice President,     Vice President (since 2000) of             145
333 West Wacker Drive                     2004                Nuveen Investments, LLC, previously
Chicago, IL 60606                                             Assistant Vice President (since
                                                              1999); prior thereto,

                                             POSITIONS AND                                           NUMBER OF
                                             OFFICES WITH                                           PORTFOLIOS
                                             THE FUND AND                                             IN FUND
                                              YEAR FIRST        PRINCIPAL OCCUPATIONS, INCLUDING      COMPLEX
                                              ELECTED OR        OTHER DIRECTORSHIPS HELD, DURING    OVERSEEN BY
       NAME AND ADDRESS        BIRTHDATE       APPOINTED                 PAST FIVE YEARS              OFFICER
----------------------------   ---------  ------------------  ------------------------------------  ------------
                                                              Associate of Nuveen Investments,
                                                              LLC; Certified Public Accountant.

Tina M. Lazar                   8/27/61   Vice President,     Vice President (since 1999),               145
333 West Wacker Drive                     2004                previously Assistant Vice President
Chicago, IL 60606                                             (since 1993) of Nuveen Investments,
                                                              LLC.

Larry W. Martin                 7/27/51   Vice President      Vice President, Assistant Secretary        145
333 West Wacker Drive                     and Assistant       and Assistant General Counsel of
Chicago, IL 60606                         Secretary, 2003     Nuveen Investments, LLC; Vice
                                                              President and Assistant Secretary of
                                                              Nuveen Advisory Corp. and Nuveen
                                                              Institutional Advisory Corp.;
                                                              Assistant Secretary of Nuveen
                                                              Investments, Inc. and (since 1997)
                                                              of Nuveen Asset Management, Inc.;
                                                              Vice President (since 2000),
                                                              Assistant Secretary and Assistant
                                                              General Counsel (since 1998) of
                                                              Rittenhouse Asset Management, Inc.;
                                                              Vice President and Assistant
                                                              Secretary of Nuveen Investments
                                                              Advisers Inc. (since 2002); Assistant
                                                              Secretary of NWQ Investment
                                                              Management Company, LLC.  (since
                                                              2002).

Edward F. Neild, IV              7/7/65   Vice President,     Managing Director (since 2002) of          145
333 W.  Wacker Drive                      2004                Nuveen Investments, LLC; Managing
Chicago, IL 60606                                             Director (since 1997), formerly Vice
                                                              President (since 1996) of Nuveen
                                                              Advisory Corp. and Nuveen
                                                              Institutional Advisory Corp.;
                                                              Managing Director of Nuveen Asset
                                                              Management, Inc. (since 1999);
                                                              Chartered Financial Analyst.


         The Board of Trustees has five standing committees: the executive committee, the audit committee, the nominating and governance committee, the dividend committee and the compliance, risk management and regulatory oversight committee. Because the Fund is newly organized, none of the committees have met during the Fund's last fiscal year. The executive committee met once prior to the commencement of the Fund's operations.

         Robert P. Bremner, Judith M. Stockdale and Timothy R. Schwertfeger, Chair, serve as members of the executive committee of the Board of Trustees of the Fund. The executive committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

         The audit committee monitors the accounting and reporting policies and practices of the Funds, the quality and integrity of the financial statements of the Funds, compliance by the Funds with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the audit committee are Robert P. Bremner, Jack B. Evans, Chair and William J. Schneider.

         The nominating and governance committee is responsible for Board selection and tenure; selection and review of committees; and Board education and operations. In addition, the committee monitors performance of legal counsel and other service providers; periodically reviews and makes recommendations about any appropriate changes to trustee compensation; and has the resources and authority to discharge its responsibilities--including retaining special counsel and other experts or consultants at the expense of the Fund. In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources (including shareholders) as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, LLC, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The members of the nominating and governance committee are Robert P. Bremner, Chair, Lawrence H. Brown, Jack B. Evans, William C. Hunter, William J. Schneider and Judith M. Stockdale.

         The dividend committee is authorized to declare distributions on the Fund's shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the dividend committee are Timothy R. Schwertfeger, Chair, Lawrence H. Brown and Jack B. Evans.

         The compliance, risk management and regulatory oversight committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Fund which are not otherwise the jurisdiction of the other board committees. As part of its duties regarding compliance matters the committee is responsible for the oversight of the Pricing Procedures of the Fund and the Valuation Group. The members of the compliance, risk management and regulatory oversight committee are William J. Schneider, Chair, Lawrence H. Brown, William C. Hunter and Judith M. Stockdale.

         The trustees are also trustees of 6 Nuveen open-end funds and 16 closed-end funds managed by NIAC and 30 open-end and 93 closed-end funds managed by Nuveen Advisory Corp. ("NAC"). None of the independent trustees, nor any of their immediate family members, has ever been a director, officer, or employee of, or a consultant to, NIAC, Nuveen or their affiliates. In addition, none of the independent trustees owns beneficially or of record, any security of NIAC, Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NIAC or Nuveen.

         At the next annual meeting of shareholders, holders of FundPreferred shares, voting as a separate class, will elect two trustees, and the remaining trustees shall be elected by Common Shareholders and holders of FundPreferred shares, voting together as a single class. Holders of FundPreferred shares will be entitled to elect a majority of the Fund's trustees under certain circumstances. See "Description of FundPreferred Shares--Voting Rights" in the Fund's Prospectus. The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2003:

                                                                    AGGREGATE DOLLAR RANGE
                                                                     OF EQUITY SECURITIES
                                                                       IN ALL REGISTERED
                                                                     INVESTMENT COMPANIES
                                                                    OVERSEEN BY TRUSTEE IN
                                       DOLLAR RANGE OF EQUITY        FAMILY OF INVESTMENT
          NAME OF TRUSTEE              SECURITIES IN THE FUND              COMPANIES
        -----------------------        ----------------------       ----------------------
        Timothy R. Schwertfeger                 $0                       Over $100,000
        Robert P. Bremner .....                 $0                       Over $100,000
        Lawrence H. Brown .....                 $0                       Over $100,000
        Jack B. Evans .........                 $0                       Over $100,000
        William C. Hunter .....                 $0                             $0
        William S. Schneider ..                 $0                       Over $100,000
        Judith M. Stockdale ...                 $0                       Over $100,000

         No trustee who is not an interested person of the Fund owns beneficially or of record, any security of NIAC, Nuveen, Symphony, Citigroup Global Markets Inc. or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NIAC, Nuveen, Symphony or Citigroup Global Markets Inc.

         The following table sets forth estimated compensation to be paid by the Fund projected during the Fund's first full fiscal year after commencement of operation. The Fund does not have a retirement or pension plan. The officers and trustees affiliated with Nuveen serve without any compensation from the Fund. The Fund has a deferred compensation plan (the "Plan") that permits any trustee who is not an "interested person" of the Fund to elect to defer receipt of all or a portion of his or her compensation as a trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Fund when the compensation would otherwise have been paid to the trustee. The value of the trustee's deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from a trustee's deferral account, the trustee may elect to receive distributions in a lump sum or over a period of five years. The Fund will not be liable for any other fund's obligations to make distributions under the Plan.

                               ESTIMATED
                               AGGREGATE       TOTAL COMPENSATION         AMOUNT OF TOTAL
                           COMPENSATION FROM   FROM FUND AND FUND        COMPENSATION THAT
     NAME OF TRUSTEE              FUND*              COMPLEX**           HAS BEEN DEFERRED
-----------------------    -----------------   ------------------        -----------------
Timothy R. Schwertfeger    $               0   $                0        $               0
Robert P. Bremner .....                1,416               99,200                   11,438
Lawrence H. Brown .....                1,333              100,750                        0
Jack B. Evans .........                1,457               70,583                   14,211
William C. Hunter*** ..                1,065                    0                        0
William S. Schneider ..                1,344               98,750                   76,066
Judith M. Stockdale ...                1,065               94,000                   18,204

----------
* Based on the estimated compensation to be earned by the independent trustees for the 12-month period ending 7/31/2005, representing the Fund's first full fiscal year, for services to the Fund.

** Based on the compensation paid to the trustees for the one year period ending 12/31/03 for services to the Nuveen open-end and closed-end funds.

*** Trustee Hunter was appointed to the Board of Trustees of the Nuveen funds in 2004.

         The Fund has no employees. Its officers are compensated by Nuveen Investments, Inc. or its affiliates.

         Nuveen Investments, Inc. maintains charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program. The Independent Board Members of the funds managed by NIAC are eligible to participate in the charitable contributions program of Nuveen Investments, Inc. Under the matching program, Nuveen Investments, Inc. will match the personal contributions of a Board Member to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, Nuveen Investments, Inc. makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of Nuveen Investments, Inc. The Independent Board Members are also eligible to submit proposals to the committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the Board Member, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by Nuveen Investments, Inc. under the direct program is made solely at the discretion of the Corporate Contributions Committee.

                               INVESTMENT ADVISERS

         NIAC will be responsible for determining the Fund's overall investment strategy and its implementation, including the use of leverage and hedging. NIAC also is responsible for the ongoing monitoring of the Symphony, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services to the Fund. For additional information regarding the management services performed by NIAC, see "Management of the Fund" in the Fund's Prospectus.

         NIAC, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, is a wholly owned subsidiary of Nuveen Investments, Inc. According to data from Thomson Wealth Management, Nuveen Investments, Inc. is the leading sponsor of closed-end exchange-traded funds as measured by number of funds (108) and fund assets under management (approximately $48 billion) as of June 30, 2004. Founded in 1898, Nuveen Investments, Inc. and its affiliates had approximately $102 billion in assets under management as of June 30, 2004. Nuveen Investments, Inc. is a publicly-traded company and a majority owned subsidiary of The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"). St. Paul Travelers is a publicly-traded company located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.

         Nuveen Investments, Inc. provides investment services to financial advisors serving high-net-worth clients and institutional clients. Nuveen Investments today markets its capabilities--which include tax-free investing, separately-managed accounts and market-neutral alternative investment portfolios--under four distinct brands: Nuveen, NWQ, Rittenhouse and Symphony. Nuveen Investments, Inc. is listed on the New York Stock Exchange and trades under the symbol "JNC".

         Nuveen Investments, Inc. disclosed the following information in its annual report on Form 10-K, which was filed with the Securities and Exchange Commission on March 15, 2004: Nuveen Investments, Inc. has received from the Securities and Exchange Commission the following requests for information, each of which Nuveen Investments, Inc. believes was sent broadly to several investment-management firms: a September 4, 2003 letter regarding mutual fund "market timing" and related topics, a September 11, 2003 letter regarding the valuation of portfolio securities of funds that invest at least a majority of assets in securities that trade in non-U.S. markets and frequent trading in such funds, a January 29, 2004 letter regarding mutual fund revenue sharing and fund portfolio brokerage commissions, and a February 4, 2004 letter regarding high yield municipal bond funds. In addition, Nuveen Investments, Inc. received a subpoena dated November 4, 2003 from the Securities Division of the Commonwealth of Massachusetts in connection with a proceeding brought by the Securities Division against the Boston, Massachusetts office of a national broker-dealer firm. Nuveen Investments, Inc. has responded to the Securities and Exchange Commission requests of September 4, September 11,

January 29 and February 4 and is continuing to respond to various related follow up requests. Nuveen Investments, Inc. has also responded to the subpoena from the Massachusetts Securities Division. In responding to these various requests, Nuveen Investments, Inc. has identified certain deficiencies in its historical e-mail archives, and it is taking steps to improve its overall record retention practices. Nuveen Investments, Inc. has from time to time discovered instances where shareholders of open-end funds managed by affiliates of Nuveen Investments, Inc. traded in and out of a fund more frequently than appropriate. In addition, during the process of responding to the requests referenced above, Nuveen Investments, Inc. identified certain additional instances where open-end fund shareholders were able to trade in and out of a fund more frequently than appropriate, which occurred in most cases because they traded in dollar amounts below the monitoring threshold established to implement the fund's policy. In the regular course of its business, whenever Nuveen Investments, Inc. has identified inappropriate trading activity in a fund, it has taken steps to terminate the related account.

         Symphony, 555 California Street, Suite 2975, San Francisco, CA 94104, is the Fund's subadviser responsible for managing the Fund's Managed Assets. Symphony specializes in the management of market-neutral equity and debt strategies and Senior Loan and other debt portfolios. Symphony, a registered investment adviser, commenced operations in 1994 and had approximately $34.2 billion in assets under management as of June 30, 2004. Symphony is an indirect wholly owned subsidiary of Nuveen.

         Gunther Stein and Lenny Mason are the portfolio managers at Symphony responsible for investing its portion of the Fund's Managed Assets. Mr. Stein is the Director of Fixed Income Strategies at Symphony and has been lead portfolio manager for high yield strategies at Symphony since 1999. He is also a Vice President of NIAC. Prior to joining Symphony in 1999, Mr. Stein was a high yield portfolio manager at Wells Fargo. Mr. Mason is a fixed income portfolio manager at Symphony. He is also a Vice President of NIAC. Prior to joining Symphony in 2001, Mr. Mason was a Managing Director in FleetBoston's Technology and Communications Group. Mr. Stein and Mr. Mason also are co-portfolio managers of other closed-end funds sponsored by Nuveen.

         Pursuant to an investment management agreement between NIAC and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by NIAC, based on the sum of a fund-level fee and a complex-level fee, as described below.

         Fund-level Fee. The fund-level fee shall be applied according to the following schedule:

FUND-LEVEL AVERAGE DAILY MANAGED ASSETS   FUND-LEVEL FEE RATE
---------------------------------------   -------------------
Up to $500 million ....................         0.6500%
$500 million to $1 billion.............         0.6250%
$1 billion to $1.5 billion.............         0.6000%
$1.5 billion to $2 billion.............         0.5750%
$2 billion and over....................         0.5500%





         From the commencement of the Fund's operations to July 31, 2004 (the first five days of the Fund's operations), NIAC received an annual fee, payable monthly, in a maximum amount equal to 0.85% of the Fund's average daily Managed Assets.

         Complex-Level Fee. The complex-level fee shall be applied according to the following schedule:


                                                                                                       EFFECTIVE
                                                   TOTAL COMPLEX-              COMPLEX-LEVEL         COMPLEX-LEVEL
COMPLEX-LEVEL DAILY MANAGED ASSETS(1)               LEVEL ASSETS               MARGINAL RATE           FEE RATE
-------------------------------------               ------------               -------------           --------
First $55 billion....................               $55 billion                    0.2000%              0.2000%
Next $1 billion......................               $56 billion                    0.1800%              0.1996%
Next $1 billion......................               $57 billion                    0.1600%              0.1989%
Next $3 billion......................               $60 billion                    0.1425%              0.1961%
Next $3 billion......................               $63 billion                    0.1325%              0.1931%
Next $3 billion......................               $66 billion                    0.1250%              0.1900%
Next $5 billion......................               $71 billion                    0.1200%              0.1851%
Next $5 billion......................               $76 billion                    0.1175%              0.1806%
Next $15 billion.....................               $91 billion                    0.1150%              0.1698%


With respect to complex-level Managed Assets over $91 billion, both the Fund (via its Board of Trustees) and NIAC intend that the parties will meet, prior to the time when complex-level Managed Assets reach that level, to consider and negotiate the fee rate or rates that will apply to such assets. The parties agree that, in the unlikely event that complex-level Managed Assets reach $91 billion prior to the parties reaching an agreement as to the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-level Managed Assets shall be 0.1400% until such time as the parties agree to a different rate or rates. Complex-level Managed Assets are the aggregate Managed Assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Complex-level Managed Assets were approximately $61 billion as of August 31, 2004.



         Pursuant to investment sub-advisory agreements between NIAC and Symphony, Symphony will receive from NIAC a management fee equal to the portion specified below of the management fee payable by the Fund to NIAC (net of the reimbursements described below), payable on a monthly basis:

AVERAGE DAILY MANAGED ASSETS     MANAGEMENT FEE
----------------------------     --------------
Up to $125 million .........          50.0%
$125 million to $150 million          47.5%
$150 million to $175 million          45.0%
$175 million to $200 million          42.5%
$200 million and over ......          40.0%

         In addition to the fee of NIAC, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NIAC), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses associated with any Borrowings, expenses of issuing any FundPreferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

         For the first eight full years of the Fund's operation, the Advisers have contractually agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below:

                PERCENTAGE REIMBURSED         YEAR        PERCENTAGE REIMBURSED
YEAR ENDING      (AS A PERCENTAGE OF         ENDING        (AS A PERCENTAGE OF
  JULY 31,         MANAGED ASSETS)          JULY 31,          MANAGED ASSETS)
-----------     --------------------      -----------     --------------------
2004(1)....             0.30%             2009 ......             0.30%
2005 ......             0.30%             2010 ......             0.22%
2006 ......             0.30%             2011 ......             0.14%
2007 ......             0.30%             2012 ......             0.07%
2008 ......             0.30%

----------
(1)   From the commencement of operations.

         The Advisers have not agreed to reimburse the fund for any portion of its fees and expenses beyond July 31, 2012.

         Unless earlier terminated as described below, the Fund's investment management agreement with NIAC and the Fund's investment sub-advisory agreement (the "management agreements") will remain in effect until August 1, 2005. The management agreements continue in effect from year to year so long as such continuation is approved at least annually by (1) the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund, and (2) a majority of the trustees who are not interested persons of any party to the investment management agreement, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated at any time, without penalty, by either the Fund or NIAC upon 60 days written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act. The investment sub-advisory agreement may be terminated at any time, without penalty, by the Fund, NIAC or Symphony thereto upon 60 days written notice after the initial term of the agreement, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

         The management agreements have been approved by a majority of the independent trustees of the Fund and the sole shareholder of the Fund. The independent trustees have determined that the terms of the Fund's management agreements are fair and reasonable and that the agreements are in the Fund's best interests. The independent trustees believe that the management agreements will enable the Fund to obtain high quality investment management services at a cost that they deem appropriate, reasonable, and in the best interests of the Fund and its shareholders. In making such determination, the independent trustees met independently from the interested trustee of the Fund and any officers of NIAC, Symphony and their affiliates. The independent trustees also relied upon the assistance of counsel to the independent trustees.

         In evaluating the investment management agreement between the Fund and NIAC, the independent trustees reviewed materials furnished by NIAC at the annual advisory contract renewal meeting held in May 2004, including information regarding NIAC, its affiliates and its personnel, operations and financial condition. In evaluating the investment sub-advisory agreement, the independent trustees reviewed materials furnished by Symphony in May 2004, including information regarding Symphony, its respective affiliates and personnel, operations and financial condition. The independent trustees also reviewed, among other things, the nature and quality of services to be provided by NIAC and Symphony, the proposed fees to be charged by NIAC and Symphony for investment management services, the profitability to NIAC and Symphony of their relationships with the Fund, fall-out benefits to NIAC and Symphony from that relationship, economies of scale achieved by NIAC and Symphony, the experience of the investment advisory and other personnel providing services to the Fund, the historical quality of the services provided by NIAC and Symphony and comparative fees and expense ratios of investment companies with similar objective and strategies managed by other investment advisers, and other factors that the independent trustees deemed relevant. The independent trustees, at various times, discussed with representatives of NIAC and Symphony the Fund's operations and each of NIAC's and Symphony's ability to provide advisory and other services to the Fund.

         In its review of the costs and profitability to the Advisers in providing the services, the Board has been cognizant of the benefits derived from economies of scale as the Funds' assets grow. Accordingly, to help ensure that shareholders share in these benefits, the Board approved at the May 2004 meeting a complex-wide fee arrangement, pursuant to which advisory fees would be reduced as assets in the Nuveen Fund complex reached certain levels. In evaluating the complex-wide fee arrangement, the Board considered, among other things, the cost savings to shareholders, the amount of fee reductions at various asset levels, both absolutely and in comparison to the arrangements of other investment company complexes, the cost savings (and increased profitability) of the Adviser as asset levels grow, and the funds covered by the arrangement. The Board also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided.

         The Fund, NIAC, Nuveen, Symphony, and other related entities have adopted codes of ethics which essentially prohibit certain of their personnel, including the Fund's portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of a client's, including the Fund's, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Text-only versions of the codes of ethics of the Fund, NIAC, Nuveen and Symphony can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

         The Fund is responsible for voting proxies on securities held in its portfolio. When the Fund receives a proxy, the decision regarding how to vote such proxy will be made by Symphony in accordance with Symphony's proxy voting procedures.

         The Fund has granted to Symphony the authority to vote proxies on its behalf. A senior member of Symphony is responsible for oversight of the Fund's proxy voting process. Symphony has engaged the services of Institutional Shareholder Services, Inc. ("ISS") to make recommendations to Symphony on the voting of proxies relating to securities held by the Fund. ISS provides voting recommendations based upon established guidelines and practices. Symphony reviews ISS recommendations and frequently follows the ISS recommendations. However, on selected issues, Symphony may not vote in accordance with the ISS recommendations when it believes that specific ISS recommendations are not in the best economic interest of the Fund. If Symphony manages the assets of a company or its pension plan and any of Symphony's clients hold any securities of that company, Symphony will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. If a client requests Symphony to follow specific voting guidelines or additional guidelines, Symphony will review the request and inform the client only if Symphony is not able to follow the client's request.

         Symphony has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on Symphony's general voting policies.

         When required by applicable regulations, information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available without charge by calling
(800) 257-8787 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to the supervision of the Board of Trustees, Symphony, with respect to the securities for which it is responsible, is responsible for decisions to buy and sell securities for the Fund, the negotiation of the prices to be paid for principal trades and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. There generally is no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

         Portfolio securities may be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen or its affiliates or affiliates of Symphony except in compliance with the 1940 Act.

         With respect to interests in Senior Loans, the Fund generally will engage in privately negotiated transactions for purchase or sale in which Symphony will negotiate on behalf of the Fund, although a more developed market may exist for many Senior Loans. The Fund may be required to pay fees, or forgo a portion of interest and any fees payable to the Fund, to the lender selling participations or assignments to the Fund. Symphony will determine the lenders from whom the Fund will purchase assignments and participations by considering their professional ability, level of service, relationship with the Borrower, financial condition, credit standards and quality of management. See "Risk Factors" in the Prospectus.

         It is the policy of Symphony to seek the best execution under the circumstances of each trade. Symphony will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be Symphony's practice to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Symphony. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Symphony's own research efforts, the receipt of research information is not expected to reduce significantly Symphony's expenses. While Symphony will be primarily responsible for the placement of the business of the Fund, the policies and practices of Symphony in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees of the Fund.

         Symphony may manage other investment accounts and investment companies for other clients that may invest in the same types of securities as the Fund and which may have investment objectives similar to those of the Fund. Symphony seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by the Fund and another advisory account. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment;

(ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the Adviser reasonably determines that departure from a pro rata allocation is advisable. There may also be instances where the Fund will not participate at all in a transaction that is allocated among other accounts. While these allocation procedures could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from Symphony's management outweigh any disadvantage that may arise from Symphony's larger management activities and its need to allocate securities.

                                 NET ASSET VALUE

         The Fund will determine the net asset value of its Common Shares daily, as of the close of regular session trading on the New York Stock Exchange (normally 4:00 p.m. eastern time). Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

         For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") National List are valued in a like manner except that Nasdaq National List securities are valued using the Nasdaq Official Closing Price for such securities. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

         Readily marketable securities traded in the over-the counter market, including listed securities whose primary market is believed by the investment adviser to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the mean of the current bid and asked prices as reported by Nasdaq or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or such other comparable source as the Trustees deem appropriate to reflect their fair market value.

         The Fund uses an independent pricing service to value most Adjustable Rate Loans and other debt securities at their market value or at a fair value determined by the independent pricing service.

         The Fund will use the fair value method to value loans or other securities if the independent pricing service is unable to provide a market or fair value for them or if the market value provided by the independent pricing service is deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its Managed Assets would materially affect net asset value. The Fund currently expects that the independent pricing service will be unable to provide a market based price for most of the privately negotiated subordinated loans issued by middle-market companies in which the Fund may invest. The pricing services, with input from Symphony and the Adviser, will estimate the fair value for such subordinated loans, subject to the supervision of Symphony and the Adviser. The Fund may engage an independent appraiser to periodically provide an independent determination of the value of such loans. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair value procedures.

         An independent pricing service typically will value Adjustable Rate Loans at the mean of the highest bona fide bid and lowest bona fide ask prices when current quotations are readily available. Adjustable Rate Loans for which current quotations will not be readily available are valued at a fair value as determined by the pricing service provider using a wide range of market data and other information and analysis, including credit considerations considered relevant by the pricing service provider to determine valuations. The procedures of any independent pricing service and its valuations will be reviewed by the officers of the Fund under the general supervision of the Board of Trustees. If the Fund believes that a value provided by a pricing service provider does not represent a fair value as a result of information specific to that Adjustable Rate Loan or Borrower thereunder or its affiliates, which the Fund believes that the pricing agent may not be aware, the Fund may in its discretion value the Adjustable Rate Loan subject to procedures approved by the Board of Trustees and reviewed on a periodic basis, and the Fund will utilize that price instead of the price as determined by the pricing service provider. In addition to such information the Fund will consider, among other factors, (i) the creditworthiness of the Borrower and (ii) the current interest rate, the period until the next interest rate reset and maturity of such Adjustable Rate Loan interests in determining a fair value of a Adjustable Rate Loan. If the independent pricing service does not provide a value for a Adjustable Rate Loan or if no pricing service provider is then acting, a value will be determined by the Fund in the manner described above.

         Non-loan holdings (other than debt securities, including short term obligations) may be valued on the basis of prices furnished by one or more pricing services that determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for such securities, or the average of the last quoted bid price and asked price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day.

         Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. Over-the-counter options are valued at the mean between the bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Short-term obligations having remaining maturities of less than 60 days are valued at amortized cost, which approximates value, unless the Board of Trustees determines that under particular circumstances such method does not result in fair value. Debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service that determines valuations based upon market transactions for normal, institutional-size trading units of such securities. Securities for which there is no such quotation or valuation and all other assets are valued at fair value as determined in good faith by or at the direction of the Fund's Board of Trustees.

                   ADDITIONAL INFORMATION CONCERNING AUCTIONS
                            FOR FUNDPREFERRED SHARES



GENERAL

         Auction Agency Agreement. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, The Bank of New York) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for each series of FundPreferred shares so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

         Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for FundPreferred shares. See "Broker-Dealers" below.

         Securities Depository. The Depository Trust Company ("DTC") will act as the Securities Depository for the Agent Members with respect to each series of FundPreferred shares. One certificate for all of the shares of each series of FundPreferred shares will be registered in the name of Cede & Co., as nominee of the securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of FundPreferred shares contained in the Statement. The Fund will also issue stop-transfer instructions to the transfer agent for each series of FundPreferred shares. Prior to the commencement of the right of holders of preferred shares to elect a majority of the Fund's trustees, as described under "Description of FundPreferred Shares--Voting Rights" in the Prospectus, Cede & Co. will be the holder of record of all shares of each series of FundPreferred shares and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

         DTC, a New York-chartered limited purpose trust company, performs services for its participants (including the Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant (the "Agent Member") in FundPreferred shares, whether for its own account or as a nominee for another person.

CONCERNING THE AUCTION AGENT

         The Auction Agent is acting as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.

         The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of shares of FundPreferred shares, the Auction Agent's registry of Existing Holders, the results of Auctions and notices from any Broker-Dealer (or other Person, if permitted by the Fund) with respect to transfers described under "The Auction--Secondary Market Trading and Transfer of FundPreferred Shares" in the

Prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the Business Day preceding such Auction.

         The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.

BROKER-DEALERS

         The Auction Agent after each Auction for shares of FundPreferred shares will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Rate Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Rate Period of one year or longer, of the purchase price of FundPreferred shares placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, FundPreferred shares will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

         The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

         The Broker-Dealer Agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell Orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit orders in Auctions, but only if such Orders are not for its own account. If a Broker-Dealer submits an order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that Auction.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

         The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and FundPreferred shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's Common Shares and FundPreferred shares outstanding at the time, voting together as a single class, is required, provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), the required vote by only the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and FundPreferred shares, voting together as a single class. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of FundPreferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund's FundPreferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the Bylaws, the affirmative vote of the holders of at least a majority of the Fund's FundPreferred shares outstanding at the time, voting as a separate class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of FundPreferred shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders.

         The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over market value by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

         Reference should be made to the Declaration on file with the Commission for the full text of these provisions.

         The Declaration provides that the obligations of the Fund are not binding upon the trustees of the Fund individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

         The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

         Notwithstanding the foregoing, at any time when the Fund's FundPreferred shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued FundPreferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding FundPreferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). The staff of the Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

         Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

         Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if
(1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the New York Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United

States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees of the Fund may in the future modify these conditions in light of experience.

         Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund's Common Shares and FundPreferred shares outstanding at the time, voting together as a single class, and of the holders of at least two-thirds of the Fund's FundPreferred shares outstanding at the time, voting as a separate class, provided however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or By-laws. See the Prospectus under "Certain Provisions in the Declaration of Trust" for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all FundPreferred shares then outstanding, and the Fund's Common Shares would no longer be listed on the New York Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

         The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

         In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when FundPreferred shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund's Prospectus under "Risk Factors--General Risks of the Fund--Concentration Risk" and "Risk Factors--Risks of Investing in FundPreferred Shares--Leverage Risk."

         Before deciding whether to take any action if the Fund's Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                           FEDERAL INCOME TAX MATTERS

         The following is intended to be a general summary of certain federal income tax consequences of investing in FundPreferred shares. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. Except as discussed under "Other Taxation," the discussion generally applies only to holders of FundPreferred shares who are

U.S. holders. You will be a U.S. holder if you are an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in the FundPreferred shares. This summary deals only with U.S. holders that hold FundPreferred shares as capital assets. It does not address considerations that may be relevant to you if you are an investor that is subject to special tax rules, such as a financial institution, insurance company, regulated investment company, real estate investment trust, investor in pass-through entities, U.S. holder of FundPreferred shares whose "functional currency" is not the United States dollar, tax-exempt organization, dealer in securities or currencies, trader in securities or commodities that elects mark to market treatment, person who holds FundPreferred shares in a qualified tax deferred account such as an IRA, or person that will hold FundPreferred shares as a position in a "straddle," "hedge" or as part of a "constructive sale" for federal income tax purposes. In addition, this discussion does not address the application of the U.S. federal alternative minimum tax.

         This summary is based on the provisions of the Code, the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings, as in effect on the date of this Statement of Additional Information, all of which may change. Any change could apply retroactively and could affect the continued validity of this summary. INVESTORS ARE THEREFORE ADVISED TO CONSULT WITH THEIR OWN TAX ADVISERS BEFORE MAKING AN INVESTMENT IN THE FUND.

FEDERAL INCOME TAX TREATMENT OF THE FUND

         The Fund intends to qualify, and to elect to be treated, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify under those provisions each year. To qualify as a regulated investment company, the Fund must, among other things,
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stocks, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater in value than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and
(ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

         As a regulated investment company, in any taxable year with respect to which the Fund distributes at least 90% of its investment company taxable income (as that term is defined in the Code, without regard to the deduction for dividends paid), the Fund (but not its shareholders) generally will be relieved of U.S. federal income taxes on its investment company taxable income and net capital gain (i.e., the Fund's net long-term capital gain in excess of the sum of its net short-term capital loss and capital loss carryovers from prior years) if any, that it distributes to shareholders. However, the Fund will be subject to federal income tax (currently imposed at a maximum effective rate of 35%) on any undistributed investment company taxable income and net capital gain. The Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and net capital gain.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are also subject to a nondeductible 4% federal excise tax payable by the Fund. To prevent imposition of this tax, the Fund must distribute, or be deemed to have distributed, during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years. For this purpose, any income or gain retained by the Fund that is subject to corporate federal income tax will be considered to have been distributed by year-end. To prevent application of this excise tax, the Fund intends to make distributions to satisfy the calendar year distribution requirement. Compliance with the calendar year distribution requirement may limit the extent to which the Fund will be able to retain its net capital gain for investment.

         If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In the event of a failure to qualify as a regulated investment company, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, will constitute dividends, which will generally be eligible for the dividends received deduction available to corporate shareholders under Section 243 of the Code (the "Dividends Received Deduction"). Furthermore, in such event, individual and other noncorporate shareholders of the Fund would generally be able to treat such distributions as "qualified dividend income" eligible for reduced rates of federal income taxation in taxable years beginning on or before December 31, 2008.

         If the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to the holders of the Common Shares and/or the FundPreferred shares until the asset coverage is restored. See "Description of FundPreferred Shares--Restrictions on Dividend, Redemption and Other Payments" in the Prospectus. Such a suspension of distributions might prevent the Fund from distributing 90% of its investment company taxable income as is required under the Code in order to qualify for tax treatment as a regulated investment company, and thus cause the Fund to incur an income tax liability, a non-deductible 4% federal excise tax on its undistributed taxable income (including gain), or both.

         Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund intends to repurchase or redeem (to the extent permitted under the 1940 Act) FundPreferred shares in order to maintain or restore the requisite asset coverage and avoid disqualification as a regulated investment company under the Code. The determination to repurchase or redeem FundPreferred shares and the amounts to be repurchased or redeemed, if any, will be made in the sole discretion of the Fund. However, under certain circumstances, the failure of the Fund to meet the asset coverage requirements of the 1940 Act will require a mandatory redemption of FundPreferred shares.

         Use of the Fund's cash to repurchase or redeem FundPreferred shares may adversely affect the Fund's ability to distribute annually at least 90% of its investment company taxable income, which distribution is required to qualify for taxation as a regulated investment company. The Fund may also recognize income in connection with funding repurchases or redemptions of FundPreferred shares, and such income would be taken into account in determining whether or not the above-described distribution requirements have been met. Depending on the size of the Fund's assets relative to its outstanding senior securities, redemption of FundPreferred shares might restore asset coverage. Payment of distributions after restoration of asset coverage could requalify (or avoid a disqualification of) the Fund as a regulated investment company, depending upon the relevant facts and circumstances.

         Since the Fund may invest in securities of non-U.S. issuers, its income from such securities may be subject to non-U.S. taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Fund generally will not be entitled to a credit or deduction with respect to such taxes paid by the Fund.

         Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also generally treated as ordinary income or loss.

         The Fund may invest in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount. The Fund must accrue income on such investments (and investments with market discount if the Fund elects to include market discount in income currently) for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy the distribution requirements under the Code.

         The Fund's transactions, if any, in forward contracts, options, futures contracts and hedged investments will be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by the Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, make the appropriate tax elections, and make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company, and minimize the imposition of federal income and excise taxes.

         The Fund may invest in preferred securities, convertible securities, securities that are below investment grade or other types of securities, the federal income tax treatment of which is uncertain or subject to recharacterization by the Internal Revenue Service. To the extent the tax treatment of such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

FEDERAL INCOME TAX TREATMENT OF HOLDERS OF FUNDPREFERRED SHARES

         Under present law and based in part on the fact that there is no express or implied agreement between or among a Broker-Dealer or any other party, and the Fund or any owners of the FundPreferred shares, that the Broker-Dealer or any other party will guarantee or otherwise arrange to ensure that an owner of FundPreferred shares will be able to sell his or her shares, the Fund is of the opinion that the FundPreferred shares will constitute equity of the Fund for federal income tax purposes, and thus distributions with respect to the FundPreferred shares (other than distributions in redemption of the FundPreferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. The following discussion assumes such treatment will apply.

         The Fund's income will consist of investment company taxable income and may also consist of net capital gain. The character of the Fund's income will not affect the amount of dividends to which the holders of the FundPreferred shares are entitled. Holders of the FundPreferred shares are entitled to receive only the amount of dividends as determined by periodic auctions. For federal income tax purposes, however, the Internal Revenue Service currently requires that a regulated investment company that has two or more classes of shares allocate to each such class proportionate amounts of each type of its income (such as ordinary income and net capital gain) for each tax year. Accordingly, the Fund intends to designate dividends made with respect to the Common Shares and the FundPreferred shares as consisting of particular types of income (e.g., net capital gain, ordinary income, dividends qualifying for the Dividends Received Deduction, if any, and qualified dividend income, if any) in accordance with each class's proportionate share of the total dividends paid to both classes for such taxable year. Thus, if the Fund designates any dividend as a capital gain dividend, capital gains will be allocated to the FundPreferred shares in proportion to the FundPreferred shares' proportionate share of the total dividends paid on both the FundPreferred shares and the Common Shares during the year. Each holder of the FundPreferred shares during the year will be notified of the allocation of income within 60 days after the end of the year. The amount of the net capital gain realized by the Fund may not be significant, and there is no assurance that any such income will be realized by the Fund in any year.

         Distributions of the Fund's investment company taxable income will generally be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. Such distributions generally will not qualify for the Dividends Received Deduction or the reduced rates of federal income taxation for qualified dividend income currently available to individual and other noncorporate shareholders. Distributions designated by the Fund as derived from net capital gain, if any, are taxable to shareholders at rates applicable to long-term capital gains, regardless of the length of time the FundPreferred shares have been held by holders. For taxable years beginning on or before December 31, 2008, the maximum federal income tax rate applicable to long-term capital gains for individual and other noncorporate investors has been reduced to 15%. Distributions in excess of the Fund's earnings and profits, if any, will first reduce a shareholder's adjusted tax basis in his or her FundPreferred shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a holder of FundPreferred shares who holds such shares as a capital asset. Earnings and profits are treated, for federal income tax purposes, as first being used to pay distributions on the FundPreferred shares, and then to the extent remaining, if any, to pay distributions on the Common Shares.

         Although the Fund is required to distribute annually at least 90% of its investment company taxable income, the Fund is not required to distribute net capital gain to the shareholders. The Fund may retain and reinvest such gains and pay federal income taxes on such gains (the "net undistributed capital gain"). However, it is unclear whether a portion of the net undistributed capital gain would have to be allocated to the FundPreferred shares for federal income tax purposes. Until and unless the Fund receives acceptable guidance from the Internal Revenue Service as to the allocation of the net undistributed capital gain between the Common Shares and the FundPreferred shares, the Fund intends to distribute its net capital gain for any year during which it has FundPreferred shares outstanding. Such distribution will affect the tax character, but not the amount, of dividends to which holders of FundPreferred shares are entitled.

         Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December with a record date in such months, and paid in January of the following year, will be treated as having been distributed by the Fund and received by the shareholders on December 31 of the year in which the dividend was declared. In addition, solely for the purpose of satisfying the 90% distribution requirement and the distribution requirement for avoiding income taxes, certain distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made. The Internal Revenue Service has ruled privately that dividends paid following the close of the taxable year that are treated for tax purposes as derived from income from the prior year will be treated as dividends "paid" in the prior year for purposes of determining the proportionate share of a particular type of income for each class. Accordingly, the Fund intends to treat any such dividends that are paid following the close of a taxable year as "paid" in the prior year for purposes of determining a class's proportionate share of a particular type of income. However, the private ruling is not binding on the Internal Revenue Service, and there can be no assurance that the Internal Revenue Service will respect such treatment.

         The Fund will notify holders of FundPreferred shares of the source and tax status of all distributions shortly after the close of each calendar year.

SALE OF SHARES

         A holder's sale of FundPreferred shares will generally be a taxable transaction for federal income tax purposes. Selling holders of such shares will generally recognize gain or loss in an amount equal to the difference between the amount received for such shares and their adjusted tax basis in the FundPreferred shares sold. If such FundPreferred shares are held as a capital asset at the time of sale, the gain or loss will generally be a capital gain or loss. Similarly, a redemption (including a redemption by the Fund resulting from liquidation of the Fund), if any, of all the FundPreferred shares actually and constructively held by a shareholder generally will give rise to capital gain or loss under Section 302(b) of the Code if the shareholder does not own (and is not regarded under certain federal income tax law rules of constructive ownership as owning) any Common Shares in the Fund and provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, if several conditions imposed by Section 302(b) of the Code are satisfied. Any loss realized on a sale or exchange will be disallowed to the extent that substantially identical shares are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon a taxable disposition of FundPreferred shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received (or deemed received) with respect to such shares.

REGULATIONS ON "REPORTABLE TRANSACTIONS"

         Treasury Regulations provide that if a shareholder recognizes a loss with respect to FundPreferred shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for shareholders who are individuals, S corporations or trusts, or $10 million or more in a single taxable year (or $20 million or more in any combination of taxable years) for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their particular circumstances.

BACKUP WITHHOLDING

         The Fund may be required to withhold for U.S. federal income purposes a portion of all taxable distributions (including redemption proceeds) payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or who fail to make required certifications, or if the Fund or a shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Certain corporate and other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against such shareholder's U.S. federal income tax liability provided the appropriate information is furnished to the Internal Revenue Service.

OTHER TAXATION

         Non-U.S. shareholders, including shareholders who, with respect to the United States, are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30%, or provided the Fund receives certain certifications from such non-U.S. shareholder, such lower rates as may be prescribed by an applicable treaty.

         Investors are advised to consult their own tax advisors with respect to the application of the above-described general federal income tax rules to their own circumstances and with respect to other federal, state, local or foreign tax consequences to them before making an investment in FundPreferred shares.

                                     EXPERTS

         The Financial Statements of the Fund as of July 6, 2004, appearing in this Statement of Additional Information have been audited by Ernst & Young, LLP, an independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Ernst & Young, LLP provides accounting and auditing services to the Fund. The principal business address of Ernst & Young, LLP is 233 South Wacker Drive, Chicago, Illinois 60606.

       CUSTODIAN, TRANSFER AGENT, AUCTION AGENT, DIVIDEND DISBURSING AGENT
                              AND REDEMPTION AGENT

         The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting and portfolio accounting services. The Fund's transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The Bank of New York is the Auction Agent with respect to the FundPreferred shares and acts as transfer agent, registrar, dividend disbursing agent and redemption agent with respect to the FundPreferred shares.

                             ADDITIONAL INFORMATION

         A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Commission, Washington, D.C. The Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the

Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Trustees and Shareholder of
Nuveen Floating Rate Income Opportunity Fund

We have audited the accompanying statement of assets and liabilities of Nuveen Floating Rate Income Opportunity Fund (the "Fund") as of July 6, 2004 and the related statement of operations for the period from April 27, 2004 (date of organization) through July 6, 2004. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Fund at July 6, 2004, and the results of its operations for the period from April 27, 2004 (date of organization) through July 6, 2004, in conformity with U.S. generally accepted accounting principles.

                                             /s/ ERNST & YOUNG LLP

Chicago, Illinois
July 7, 2004

                  NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND

                              FINANCIAL STATEMENTS

                  Nuveen Floating Rate Income Opportunity Fund
                      Statement of Assets and Liabilities
                                  July 6, 2004

Assets:
   Cash.............................................................. $  100,275
   Offering costs....................................................  1,050,000
   Receivable from Adviser...........................................     11,500
                                                                      ----------
      Total assets...................................................  1,161,775
                                                                      ----------

Liabilities:
   Accrued offering costs............................................  1,050,000
   Payable for organization costs....................................     11,500
                                                                      ----------
      Total liabilities..............................................  1,061,500
                                                                      ----------
FundPreferred Shares, $25,000 liquidation value; unlimited number of
   shares authorized, no shares outstanding..........................          -
                                                                      ----------
Net assets applicable to Common Shares............................... $  100,275
                                                                      ==========

Net asset value per Common Share outstanding ($100,275 divided
   by 7,000 Common Shares outstanding)............................... $   14.325
                                                                      ==========
Net Assets Applicable to Common Shares Represent:
   Common Shares, $.01 par value; unlimited number of shares
      authorized, 7,000 shares outstanding........................... $       70
   Paid-in surplus...................................................    100,205
                                                                      ----------
                                                                      $  100,275
                                                                      ==========

                  NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND

                            Statement of Operations
     Period from April 27, 2004 (date of organization) through July 6, 2004

Investment income..................................................  $     --
                                                                     --------

Expenses:
 Organization costs................................................    11,500
 Expense reimbursement.............................................   (11,500)
                                                                     --------
   Total expenses..................................................        --
                                                                     --------
Net investment income..............................................  $     --
                                                                     ========

Note 1:  Organization

The Fund was organized as a Massachusetts business trust on April 27, 2004, and has been inactive since that date except for matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of 7,000 Common Shares to Nuveen Institutional Advisory Corp., the Fund's investment adviser (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc.

Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen Investments, Inc., has agreed to reimburse all organization expenses (approximately $11,500) and pay all Common share offering costs (other than the sales load) that exceed $.03 per Common Share.

The Fund seeks to provide a high level of current income by investing primarily in adjustable rate senior loans and subordinated loans.

The Fund is authorized by its Declaration of Trust to utilize financial leverage through borrowing, issuing commercial paper or notes and/or offering Preferred shares ("FundPreferred shares"). FundPreferred shares may have a liquidation value of $25,000 per share and may be issued in one or more classes or series, with dividend, liquidation preference and other rights as determined by the Fund's Board of Trustees without approval of the Common Shareholders.

Note 2: Significant Accounting Policies

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. Actual results may differ from those estimates.

The Fund's share of Common share offering costs will be recorded as a reduction of the proceeds from the sale of Common shares upon the commencement of Fund operations.

If the Fund offers FundPreferred shares, the offering costs will be borne by Common Shareholders as a direct reduction to paid-in surplus.

Note 3: Investment Management Agreement

Pursuant to an investment management agreement between the Adviser and the Fund, the Fund, upon commencement of Fund operations, has agreed to pay a management fee, payable on a monthly basis, at an annual rate of .8500% of the first $500 million of the average daily net assets (including net assets attributable to FundPreferred shares and/or the principal amount of any borrowings, commercial paper and/or notes issued ("Managed Assets")).

A complex-wide fee schedule for all funds managed by the Adviser and its affiliates, including the Fund, will go into effect on August 1, 2004. This complex-wide fee schedule is expected to marginally decrease the rate at which management fees are to be paid by the Fund. Under no circumstances will the complex-wide fee schedule result in an increase in the rate at which management fees would be paid by the Fund if the complex-wide fee schedule were not implemented.

In addition to the reimbursement and waiver of organization and Common share offering costs discussed in Note 1, the Adviser has contractually agreed to reimburse the Fund for fees and expenses in the amount of .30% of average daily Managed Assets for the first five full years of the Fund's operations, .22% in year 6, .14% in year 7 and .07% in year 8. The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond July 31, 2012.

Note 4: Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, in addition to any significant amounts of net realized capital gains from investment transactions, if any.




                            Statement of

                                ASSETS AND LIABILITIES July 31, 2004 (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------


ASSETS

Repurchase agreements, at value (cost $384,010,275)                                                                    $384,010,275

Interest receivable                                                                                                          26,667

------------------------------------------------------------------------------------------------------------------------------------

      Total assets                                                                                                      384,036,942

------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES

Accrued expenses:

   Management fees                                                                                                               41

   Organization and offering costs                                                                                          815,500

   Other                                                                                                                      8,966
------------------------------------------------------------------------------------------------------------------------------------

      Total liabilities                                                                                                     824,507

------------------------------------------------------------------------------------------------------------------------------------

Net assets applicable to Common shares                                                                                 $383,212,435

====================================================================================================================================

Common shares outstanding                                                                                                26,807,000

====================================================================================================================================

Net asset value per Common share outstanding (net assets applicable

   to Common shares, divided by Common shares outstanding)                                                             $      14.30

====================================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:

------------------------------------------------------------------------------------------------------------------------------------

Common shares, $.01 par value per share                                                                                $    268,070

Paid-in surplus                                                                                                         382,938,205

Undistributed net investment income                                                                                           6,160

------------------------------------------------------------------------------------------------------------------------------------

Net assets applicable to Common shares                                                                                 $383,212,435

====================================================================================================================================

Authorized shares:

   Common                                                                                                                 Unlimited

   FundPreferred                                                                                                          Unlimited

====================================================================================================================================



                                 See accompanying notes to financial statements.


                      Statement of

                            OPERATIONS for the Period July 27, 2004 (commencement of operations)
                            through July 31, 2004 (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------


INVESTMENT INCOME

Interest                                                                                                                    $26,667

------------------------------------------------------------------------------------------------------------------------------------

Total investment income                                                                                                      26,667

------------------------------------------------------------------------------------------------------------------------------------

EXPENSES

Management fees                                                                                                              17,837

Shareholders' servicing agent fees and expenses                                                                                  25

Custodian's fees and expenses                                                                                                   837

Trustees' fees and expenses                                                                                                     107

Professional fees                                                                                                             5,000

Shareholders' reports - printing and mailing expenses                                                                         2,617

Investor relations expense                                                                                                      280

Other expenses                                                                                                                   99
------------------------------------------------------------------------------------------------------------------------------------

Total expenses before expense reimbursement                                                                                  26,802

   Expense reimbursement                                                                                                     (6,295)

------------------------------------------------------------------------------------------------------------------------------------

Net expenses                                                                                                                 20,507

------------------------------------------------------------------------------------------------------------------------------------

Net investment income                                                                                                         6,160

------------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets applicable to Common shares from operations                                                      $ 6,160

====================================================================================================================================




                                 See accompanying notes to financial statements.


                       Statement of

                            CHANGES IN NET ASSETS for the Period July 27, 2004 (commencement of operations)
                            through July 31, 2004 (Unaudited)
------------------------------------------------------------------------------------------------------------

OPERATIONS

Net investment income                                                                          $       6,160

------------------------------------------------------------------------------------------------------------

Net increase in net assets applicable to Common shares from operations                                 6,160

------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS

Net proceeds from sale of Common shares                                                          383,106,000

------------------------------------------------------------------------------------------------------------

Net increase in net assets applicable to Common shares                                           383,112,160

Net assets applicable to Common shares at the beginning of period                                    100,275

------------------------------------------------------------------------------------------------------------

Net assets applicable to Common shares at the end of period                                    $ 383,212,435

============================================================================================================

Undistributed net investment income at the end of period                                       $       6,160

============================================================================================================




                                 See accompanying notes to financial statements.



                            Statement of

                                 CASH FLOWS for the Period July 27, 2004 (commencement of operations)
                                 through July 31, 2004 (Unaudited)



------------------------------------------------------------------------------------------------------------------------------------


NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM OPERATIONS                                                $       6,160

Adjustments to Reconcile the Net Increase in Net Assets Applicable to Common Shares from Operations to Net Cash Used in Operating Activities:

   Short-term investment securities, net                                                                               (384,010,275)

   Increase in interest receivable                                                                                          (26,667)

   Increase in management fees payable                                                                                           41

   Increase in other liabilities                                                                                              8,966

------------------------------------------------------------------------------------------------------------------------------------

   Net cash used in operating activities                                                                               (384,021,775)

------------------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:

Net proceeds from sale of Common shares                                                                                 383,106,000

Organization and offering costs payable                                                                                     815,500
------------------------------------------------------------------------------------------------------------------------------------

Net cash provided by financing activities                                                                               383,921,500

------------------------------------------------------------------------------------------------------------------------------------

NET DECREASE IN CASH                                                                                                       (100,275)

Cash at the beginning of period                                                                                             100,275

------------------------------------------------------------------------------------------------------------------------------------

CASH AT THE END OF PERIOD                                                                                             $          --

====================================================================================================================================




                                 See accompanying notes to financial statements.

                   Notes to FINANCIAL STATEMENTS (Unaudited)




1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES


Nuveen Floating Rate Income Opportunity Fund (the "Fund") is a diversified,

closed-end management investment company registered under the Investment Company

Act of 1940, as amended. The Fund's Common shares are listed on the New York

Stock Exchange and trade under the ticker symbol "JRO". The Fund was organized as a Massachusetts business trust on April 27, 2004.


Prior to the commencement of operations, the Fund had no operations other than those related to organizational matters, the initial capital contribution of

$100,275 by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and the recording of the organization expenses ($11,500) and their reimbursement by Nuveen Investments,

LLC, also a wholly owned subsidiary of Nuveen. Since the Fund commenced operations on July 27, 2004, the information presented in the financial statements may not provide a meaningful picture of the Fund's operating performance.

The Fund seeks to provide a high level of current income by investing primarily in senior and subordinated loans whose interest rates float or adjust periodically based on a benchmark interest rate index.

The following is a summary of significant accounting policies followed by the

Fund in the preparation of its financial statements in accordance with U.S.

generally accepted accounting principles.

Investment Valuation

The prices of senior loans and securities, other than subordinated loans issued by middle market companies, are generally provided by one or more independent pricing services approved by the Fund's Board of Trustees. The Fund currently expects that the independent pricing services will be unable to provide a market based price for most of the privately negotiated subordinated loans issued by middle market companies. The pricing services, with input from Symphony Asset

Management, LLC ("Symphony"), an indirect wholly owned subsidiary of Nuveen, and the Adviser, will estimate the fair value for such subordinated loans, subject to the supervision of Symphony and the Adviser. The Fund may engage an independent appraiser to periodically provide an independent determination of the value of such loans. The pricing services typically value exchange-listed securities at the last sale price on that day; and value senior loans and other securities traded in the over-the-counter market at the mean of the highest bona fide bid and lowest bona fide ask prices when current quotations are readily available. The pricing services may value senior loans and other securities for which current quotations are not readily available at fair value using a wide range of market data and other information and analysis, including the obligor's credit characteristics considered relevant by such pricing service to determine valuations. The Board of Trustees of the Fund has approved procedures which permit the Adviser to determine the fair value of investments for which the applicable pricing service or services is not providing a price, using market data and other factors such as the obligor's credit characteristics, and to override the price provided by the independent pricing service in certain limited circumstances. Short-term investments which mature within 60 days are valued at amortized cost, which approximates market value.

The senior and subordinated loans in which the Fund primarily invests are not listed on an organized exchange and the secondary market for such investments may be less liquid relative to markets for other fixed income securities. Consequently, the value of senior and subordinated loans,

determined as described above, may differ significantly from the value that would have been determined had there been an active market for that loan.

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the "primary market" is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the "secondary market" is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At July 31, 2004, the

Fund had no outstanding when-issued and delayed delivery purchase commitments.


Investment Income


Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Interest income will also includes paydown gains and losses on senior and subordinated loans. Fee income will consist primarily of amendment fees.

Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received.


Income Taxes


The Fund intends to distribute all income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal

Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Net realized capital gains and ordinary income distributions made by the Fund are subject to federal taxation.

Dividends and Distributions to Common Shareholders

Commencing with the first dividend, the Fund intends to declare monthly income distributions to Common shareholders. Net realized capital gains from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards, if any.

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.




Select Aggregate Market Index
The Fund intends to invest in Select Aggregate Market Indexes ("SAMI") to synthetically increase its exposure to the senior secured loan market during a period when the Fund otherwise would have excess uninvested cash. The SAMI is designed to replicate the performance and risk of the CSFB Leveraged Loan Index.

An investment in a SAMI, when combined with short-term high-grade investments such as repurchase agreements related to U.S. government securities in an amount equal to the notional amount of the SAMI, is designed to provide an aggregate return equivalent to an investment in a basket of senior secured bank loan debt

("Reference Obligations"), less certain costs.

Upon entering into a SAMI, the Fund may pay the counterparty a premium based on the notional amount. The premium, if any, will be amortized over the life of the

SAMI and will be included in other assets in the Statement of Assets and

Liabilities. The Fund will receive from the counterparty a fixed-rate interest payment based on the notional amount of the contract. In exchange for the interest payment, the Fund protects the counterparty from the risk of loss at the time of a credit event, such as a bankruptcy or default, affecting any of the Reference Obligations. Interest will be recorded on an accrual basis and included in the Statement of Operations. The Fund is required to provide collateral to the counterparty based on a percentage of the notional amount of the SAMI and has instructed the custodian to segregate liquid assets with a current value at least equal to the remaining notional amount of the SAMI.

The SAMI is marked-to-market daily and any change in value will be recorded as unrealized appreciation (depreciation) in the Statement of Operations. Although there are economic advantages of entering into SAMI transactions, there are also additional risks, including but not limited to senior loan credit risk and the inability of the counterparty to meet its interest payment obligations.







Organization and Offering Costs

Nuveen Investments, LLC has agreed to reimburse all organization expenses

(approximately $11,500) and pay all Common share offering costs (other than the sales load) that exceed $.03 per Common share.  The Fund's share of Common share offering costs of $804,000 was recorded as a reduction of the proceeds from the sale of Common shares.

If the Fund offers FundPreferred shares, the offering costs will be borne by

Common shareholders as a direct reduction to paid-in surplus.



Repurchase Agreements



In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.



Custodian Fee Credit


The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. During the period July 27, 2004 (commencement of operations)

through July 31, 2004, no such credit was recorded.



Indemnifications

Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.

The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.


Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.


2. FUND SHARES


The Fund sold 26,800,000 Common shares during the period July 27, 2004

(commencement of operations) through July 31, 2004.


3. INVESTMENT TRANSACTIONS


The Fund did not have any purchases or sales of investments, other than investments in repurchase agreements during the period July 27, 2004

(commencement of operations) through July 31, 2004.

4. INCOME TAX INFORMATION



The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses on investments and timing differences in recognizing certain gains and losses on investment transactions.


At July 31, 2004, the cost of the repurchase agreements owned was $384,010,275.



5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES


Under the Fund's investment management agreement with the Adviser, the Fund paid through July 31, 2004, an annual management fee of .8500%, payable monthly,

which was based upon the average daily managed assets of the Fund. "Managed

Assets" means the average daily net assets of the Fund (including net assets attributable to FundPreferred shares and/or the principal amount of any borrowings, commercial paper and/or notes issued, if any).


The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Symphony, under which Symphony manages the investment portfolio of the Fund. Symphony is compensated for its services to the Fund from the management fee paid to the Adviser.
The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of

Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds.

Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

As approved by the Board of Trustees, a complex-wide management fee schedule for all funds managed by the Adviser and its affiliates went into effect on August

1, 2004. The implementation of the complex-wide management fee schedule resulted in an immediate marginal decrease in the management fee rates (approximately

..005% as of August 31, 2004) paid by the funds. As the assets in the Nuveen Fund complex grow, the management fee rates to be paid by the funds will decrease further. Under no circumstances will the complex-wide management fee schedule result in an increase in the rates at which management fees would be paid by the funds if the complex-wide management fee schedule were not implemented. The complex-wide management fee rate for each fund in the Nuveen complex is made up of two components: a complex-level fee and a fund-level fee.


The complex-level fee component for each fund in the Nuveen complex is as follows:

                                                                   Complex-level
Complex-level Assets(1)                                                 Fee Rate
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion(2)                                    .1400

   (1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (which includes assets attributable to all types of leverage used by the Nuveen Funds) of certain of the funds managed by the Adviser or by its affiliates.


    (2) With respect to the complex-wide Managed Assets over $91 billion, the funds (via their Board of Directors/Trustees) and the Adviser intend that the parties will meet, prior to the time when complex-wide Managed Assets reach that level, to consider and negotiate the fee rate or rates that will apply to such assets. The parties agree that, in the unlikely event that complex-wide Managed Assets reach $91 billion prior to the parties reaching an agreement as to the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as the parties agree to a different rate or rates.

The fund-level fee component is based upon the average daily Managed Assets of the Fund as follows:

Average Daily Managed Assets                                 Fund-level Fee Rate
For the first $500 million                                                .6500%
For the next $500 million                                                 .6250
For the next $500 million                                                 .6000
For the next $500 million                                                 .5750
For Managed Assets over $2 billion                                        .5500

For the first eight years of the Fund's operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                YEAR ENDING
JULY 31,                                   JULY 31,
2004*              .30%                    2009               .30%
2005               .30                     2010               .22
2006               .30                     2011               .14
2007               .30                     2012               .07
2008               .30

* From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond July 31, 2012.

7. COMMITMENTS


Pursuant to the terms of certain of the variable rate senior loan agreements,

the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. At July 31, 2004, there were no unfunded senior loan commitments.


8. SENIOR LOAN PARTICIPATION COMMITMENTS

With respect to the senior loans held in the Fund's portfolio, the Fund may:

1) invest in assignments; 2) act as a participant in primary lending syndicates;

or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the Borrower. As such, the Fund not only assumes the credit risk of the Borrower, but also that of the Selling Participant or other persons interpositioned between the Fund and the Borrower. At July 31, 2004, there were no such outstanding participation commitments.

9.  SUBSEQUENT EVENTS

On August 20, 2004, the Fund issued an additional 1,000,000 Common Shares in connection with a partial exercise by the underwriters of their over allotment option.

On September 14, 2004, the Fund issued an additional 553,100 Common shares in connection with a partial exercise by the underwriters of their over allotment option.

The Fund declared a Common Share dividend distribution of $.0760 per share from its net investment income which will be paid on October 1, 2004, to shareholders of record on September 17, 2004.




               NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND (JRO)

               Portfolio of Investments (Unaudited) July 31, 2004

       PRINCIPAL                                                                                                     MARKET
    AMOUNT (000)     DESCRIPTION (1)                                                                                  VALUE
--------------------------------------------------------------------------------------------------------------------------------
                     REPURCHASE AGREEMENTS - 100.2%

  $      10          State Street Bank, 1.250%, dated 7/30/04, due 8/02/04, repurchase price $10,276,            $      10,275
                     collateralized by $10,000 U.S. Treasury Bonds, 6.250%, due 8/15/23, value $11,438

     48,000          State Street Bank, 1.250%, dated 7/30/04, due 8/02/04, repurchase price $48,005,000,           48,000,000
                     collateralized by $46,160,000 U.S. Treasury Notes, 4.875%, due 2/15/12, value $48,960,527

     48,000          State Street Bank, 1.250%, dated 7/30/04, due 8/02/04, repurchase price $48,005,000,           48,000,000
                     collateralized by $49,770,000 U.S. Treasury Notes, 3.250%, due 1/15/09, value $48,961,238

     24,000          State Street Bank, 1.250%, dated 7/30/04, due 8/02/04, repurchase price $24,002,500,           24,000,000
                     collateralized by $23,795,000 U.S. Treasury Notes, 6.000%, due 8/15/04, value $24,483,270

     24,000          State Street Bank, 1.250%, dated 7/30/04, due 8/02/04, repurchase price $24,002,500,           24,000,000
                     collateralized by $19,475,000 U.S. Treasury Bonds, 7.500%, due 11/15/16, value $24,484,126

     24,000          State Street Bank, 1.250%, dated 7/30/04, due 8/02/04, repurchase price $24,002,500,           24,000,000
                     collateralized by $24,330,000 U.S. Treasury Notes, 0.000%, due 9/30/04, value $24,482,063

     48,000          State Street Bank, 1.250%, dated 7/30/04, due 8/02/04, repurchase price $48,005,000,           48,000,000
                     collateralized by $48,360,000 U.S. Treasury Notes, 3.875%, due 5/15/09, value $48,964,500

     72,000          State Street Bank, 1.250%, dated 7/30/04, due 8/02/04, repurchase price $72,007,500,           72,000,000
                     collateralized by $73,260,000 U.S. Treasury Notes, 2.375%, due 8/15/06, value $73,443,150

     96,000          State Street Bank, 1.250%, dated 7/30/04, due 8/02/04, repurchase price $96,010,000,           96,000,000
                     collateralized by $95,540,000 U.S. Treasury Notes, 5.875%, due 11/15/04, value $97,928,500
------------------------------------------------------------------------------------------------------------------------------

  $ 384,010          Total Repurchase Agreements (cost $384,010,275)                                               384,010,275
-------------        ---------------------------------------------------------------------------------------------------------
                     Other Assets less Liabilities - (0.2%)                                                           (797,840)
                     ---------------------------------------------------------------------------------------------------------
                     Net Assets Applicable to Common Shares - 100%                                               $ 383,212,435
                     =========================================================================================================

                (1) All percentages shown in the Portfolio of Investments
                    are based on net assets applicable to Common Shares.
                See accompanying notes to financial statements.

Nuveen Floating Rate Income Opportunity Fund (JRO)

                       PORTFOLIO OF INVESTMENTS (Unaudited)     August 31, 2004

                                                                                          RATINGS*
 PRINCIPAL                                                                              ------------     STATED         MARKET
AMOUNT (000)  DESCRIPTION(1)                                                            MOODY'S  S&P    MATURITY**      VALUE
--------------------------------------------------------------------------------------------------------------------------------
              VARIABLE RATE SENIOR LOAN INTERESTS(2) - 39.9%

              AUTO COMPONENTS - 1.2%
$  5,231      Federal-Mogul Corporation, Revolver (a) (DD1)                                 NR     NR     2/05/05    $ 4,676,106
--------------------------------------------------------------------------------------------------------------------------------
              BEVERAGES - 1.5%
   5,914      Dr. Pepper/Seven UP Bottling Group, Inc., Term Loan B
              (DD1)                                                                        B1     NR     12/19/10     6,010,341
--------------------------------------------------------------------------------------------------------------------------------
              CHEMICALS - 2.8%
   6,000      Huntsman International LLC, Term Loan (DD,settling 9/03/04)                  B1     B      12/31/10     6,090,000
   5,000      Rockwood Specialties Group, Inc., Term Loan (DD1)                            B1     B+     7/30/12      5,041,518
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     11,131,518
--------------------------------------------------------------------------------------------------------------------------------
              COMMERCIAL SERVICES & SUPPLIES -  2.3%
   4,000      Allied Waste North America, Inc., Term Loan B (DD)                           Ba2    BB     01/15/10     4,066,154
   5,000      Allied Waste North America, Inc., Term Loan C (DD)                           Ba2    BB     01/15/10     5,082,813
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      9,148,967
--------------------------------------------------------------------------------------------------------------------------------
              COMMUNICATIONS EQUIPMENT - 1.8%
   7,000      Panamsat Corp, Term Loan B (DD)                                              Ba3    BB+    8/20/11      7,013,783
--------------------------------------------------------------------------------------------------------------------------------

              CONSTRUCTION/ENGINEERING - 0.6%
   1,431      Anthony Crane Rental, L.P., Revolver (a) (DD)                                NR     NR     07/22/04     1,144,769
   1,569      Anthony Crane Rental, L.P., Term Loan (a) (DD)                               NR     NR     07/23/04     1,255,231
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      2,400,000
--------------------------------------------------------------------------------------------------------------------------------
              PRINTING & PUBLISHING - 2.0%
   8,000      R.H. Donnelley Inc., Term Loan (DD)                                          Ba3    NR     6/30/11      8,100,500
--------------------------------------------------------------------------------------------------------------------------------
              ELECTRIC UTILITIES - 4.2%
  10,000      Mission Energy Holdings International, Inc., Term Loan B (DD)                B3     NR     12/11/06    10,525,000
   5,924      Reliant Resources, Inc., Term Loan B (DD1)                                   NR     NR     03/31/07     5,931,311
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     16,456,311
--------------------------------------------------------------------------------------------------------------------------------
              BUILDING PRODUCTS - 2.5%
  10,000      Nortek, Term Loan (DD)                                                       B1     B+     8/27/11     10,111,250
--------------------------------------------------------------------------------------------------------------------------------
              FOOD & STAPLES RETAILING  - 2.8%
  11,000      The Jean Coutu Group (PJC) Inc., Term Loan B (DD1)                           B1     BB     7/30/11     11,107,498
--------------------------------------------------------------------------------------------------------------------------------
              HEALTHCARE EQUIPMENT/SUPPLIES - 0.4%
   1,657      Kinetic Concepts, Inc., Term Loan B-1 (DD)                                   B1     BB-    08/11/10     1,679,446
--------------------------------------------------------------------------------------------------------------------------------
              HEALTHCARE PROVIDERS/SERVICES - 3.8%
   9,500      Alderwoods Group, Inc., Term Loan B (DD)                                     B1     BB-    9/29/08      9,614,299
   5,500      IASIS Healthcare LLC, Term Loan (DD)                                         B1     B+     06/22/11     5,574,767
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     15,189,066
--------------------------------------------------------------------------------------------------------------------------------
              HOTELS, RESTAURANTS & LEISURE  - 2.4%
   4,500      Venetian (Las Vegas Sands), Term Loan B (DD)                                 B1     B+     6/15/11      4,561,875


              HOTELS, RESTAURANTS & LEISURE (continued)
   5,200      Wyndham International, Inc., Term Loan I (DD)                                NR     NR     06/30/06     5,094,916
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      9,656,791
--------------------------------------------------------------------------------------------------------------------------------
              HOUSEHOLD DURABLES  - 2.2%
   8,732      Sealy Mattress Company, Term Loan (Tranche C)                                B2     B+     08/06/12     8,832,200
--------------------------------------------------------------------------------------------------------------------------------
              HOUSEHOLD PRODUCTS  - 1.0%
   4,000      Prestige Brands, Inc., Term Loan B (DD)                                      B1     B      04/06/11     4,013,334
--------------------------------------------------------------------------------------------------------------------------------
              INSURANCE  - 1.8%
   7,000      Conseco, Inc., Term Loan                                                     B3     BB-    06/22/10     7,106,460
--------------------------------------------------------------------------------------------------------------------------------
              MARINE  - 1.2%
   2,750      American Commercial Lines, Term Loan B (a)(DD)                               NR     NR     6/30/06      2,715,625
   2,250      American Commercial Lines, Term Loan C (a)(DD)                               NR     NR     6/30/07      2,221,873
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      4,937,498
--------------------------------------------------------------------------------------------------------------------------------
              MEDIA  - 5.4%
   6,000      Century Cable Holdings, LLC, Revolver (a)(DD)                                NR     NR     10/25/10     5,790,000
  10,000      Loews Cineplex Entertainment Corporation, Term Loan B (DD)                   B1     B      07/31/11    10,086,460
   1,000      Rainbow Media Holdings LLC, Term Loan, (DD1)                                 Ba2    BB+    03/31/12     1,013,000
   4,000      Regal Cinemas Corporation, Term Loan B, (DD)                                 Ba3    BB-    11/10/10     4,050,000
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     20,939,460
--------------------------------------------------------------------------------------------------------------------------------
              Total Variable Rate Senior Loan Interests
                (cost $160,051,313)                                                                                 158,510,529
              ------------------------------------------------------------------------------------------------------------------

              INTEREST BEARING SECURITIES - 6.8%

              COMMUNICATIONS EQUIPMENT - 3.3%
   5,000      Qwest Corporation, 6.125%                                                    Ba3    BB-    11/15/05     5,100,000
   8,000      Qwest Corporation, 6.625%                                                    Ba3    BB-    09/15/05     8,210,000
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     13,310,000
--------------------------------------------------------------------------------------------------------------------------------
              HOTELS, RESTAURANTS & LEISURE - 2.0%
     815      MGM Grand, 7.250%                                                            Ba1    BB+    10/15/06       870,013
   2,000      Park Place Entertainment, 7.875%                                             Ba2    BB-    12/15/05     2,112,500
   4,440      Park Place Entertainment, 8.500%                                             Ba1    BB+    11/15/06     4,884,000
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      7,866,513
--------------------------------------------------------------------------------------------------------------------------------
              OIL & GAS - 1.5%
   5,620      Tesoro Petroleum Corporation, 8.000%                                         Ba2    BBB-   04/15/08     6,069,600
--------------------------------------------------------------------------------------------------------------------------------
              Total Interest Bearing Securities (cost $25,875,000)                                                   27,246,113
              ------------------------------------------------------------------------------------------------------------------
              REPURCHASE AGREEMENTS - 83.4%

$ 67,631      State Street Bank, 1.480%, dated 8/31/04, due 9/01/04, repurchase price $67,634,277,                $  67,631,497
              collateralized by $69,165,000 U.S. Treasury Bonds, 0.000%, due 11/04/04, value $68,992,087

  96,000      State Street Bank, 1.480%, dated 8/31/04, due 9/01/04, repurchase price $96,003,947,                   96,000,000
              collateralized by $92,380,000 U.S. Treasury Notes, 5.750%, due 11/15/05, value $97,922,800

  72,000      State Street Bank, 1.480%, dated 8/31/04, due 9/01/04, repurchase price $72,002,960,                   72,000,000
              collateralized by $71,580,000 U.S. Treasury Notes, 5.875%, due 11/15/04, value $73,440,507

  72,000      State Street Bank, 1.480%, dated 8/31/04, due 9/01/04, repurchase price $72,002,960,                   72,000,000
              collateralized by $73,725,000 U.S. Treasury Bonds, 0.000%, due 11/26/04, value $73,448,531

  24,000      State Street Bank, 1.480%, dated 8/31/04, due 9/01/04, repurchase price $24,000,987,                   24,000,000
              collateralized by $24,600,000 U.S. Treasury Bond, 0.000%, due 12/16/04, value $24,484,675
--------------------------------------------------------------------------------------------------------------------------------
$333,631      Total Repurchase Agreements (cost $331,631,497)                                                       331,631,497
--------------------------------------------------------------------------------------------------------------------------------
              Total Investments (cost $517,557,810) -- 130.1%                                                       517,388,139
              ------------------------------------------------------------------------------------------------------------------
              Other Assets Less Liabilities -- (30.1%)                                                             (119,731,640)
              ------------------------------------------------------------------------------------------------------------------
              Net Assets Applicable to Common Shares -- 100%                                                      $ 397,656,499
              ------------------------------------------------------------------------------------------------------------------

     (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

     (2) Senior Loans in which the Fund invests generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks, or (iii) the certificate of deposit rate.

            Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

     * Ratings below Baa by Moody's Investor Service, Inc. or BBB by Standard & Poor's Group are considered to be below investment grade.

     ** Senior Loans in the Fund's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund's portfolio may be substantially less than the stated maturities shown. The Fund estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

     (a)    At or subsequent to August 31, 2004, this issue was under the protection of the federal bankruptcy court.
     (DD)   Position purchased on a when-issued or delayed delivery basis.
     (DD1)  Portion of position purchased on a when-issued or delayed delivery basis.
     NR     Not rated.

                See accompanying notes to financial statements.

                                   APPENDIX A -

                            STATEMENT OF PREFERENCES

                  NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND

          STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES
                             OF FUNDPREFERRED SHARES

         Nuveen Floating Rate Income Opportunity Fund (the "Fund"), a Massachusetts business trust, certifies that:

         FIRST, pursuant to the authority expressly vested in the Board of the Fund by Articles IV and VI of the Fund's Declaration of Trust (which, as hereafter restated or amended from time to time, are together with this Statement herein called the "Declaration"), the Board of Trustees has, by resolution, authorized the issuance of 9,600 preferred shares of beneficial interest ("Preferred Shares"), $.01 par value, classified as FundPreferred shares ("FundPreferred shares"), and further classified as Series M, Series TH and Series F FundPreferred shares (each series, and together with additional series of FundPreferred shares that may be authorized and issued, a "Series") each with a liquidation preference of $25,000 per share;

         SECOND, the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the shares of such series of FundPreferred shares are as follows:

                                   DESIGNATION

         Series M: A series of 3,200 Preferred Shares, liquidation preference $25,000 per share, is designated "Series M FundPreferred shares" ("FundPreferred shares Series M"). The initial Dividend Period for FundPreferred shares Series M shall be the period from and including the Date of Original Issue thereof to but excluding October 5, 2004. Each share of FundPreferred shares Series M shall have an Applicable Rate for its initial Dividend Period equal to 1.80% per annum and an initial Dividend Payment Date of October 5, 2004 and each share of FundPreferred shares Series M shall have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or set forth in the Declaration applicable to preferred shares of the Fund, as are set forth in Part I and Part II of this Statement. The FundPreferred shares Series M shall constitute a separate series of Preferred Shares of the Fund.

         Series TH: A series of 3,200 Preferred Shares, liquidation preference $25,000 per share, is designated "Series TH FundPreferred shares" ("FundPreferred shares Series TH"). The initial Dividend Period for FundPreferred shares Series TH shall be the period from and including the Date of Original Issue thereof to but excluding October 1, 2004. Each share of FundPreferred shares Series TH shall have an Applicable Rate for its initial Dividend Period equal to 1.80% per annum and an initial Dividend Payment Date of October 1, 2004 and each share of FundPreferred shares Series TH shall have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or set forth in the Declaration applicable to preferred shares of the Fund, as are set forth in Part I and Part II of this Statement. The FundPreferred shares Series TH shall constitute a separate series of Preferred Shares of the Fund.

         Series F: A series of 3,200 Preferred Shares, liquidation preference $25,000 per share, is designated "Series F FundPreferred shares" ("FundPreferred shares Series F"). The initial Dividend Period for FundPreferred shares Series F shall be the period from and including the Date of Original Issue thereof to but excluding October 4, 2004. Each share of FundPreferred shares Series F shall have an Applicable Rate for its initial Dividend Period equal to 1.80% per annum and an initial Dividend Payment Date of October 4, 2004 and each share of FundPreferred shares Series F shall have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or set forth in the Declaration applicable to preferred shares of the Fund, as are set forth in Part I and Part II of this Statement. The FundPreferred shares Series F shall constitute a separate series of Preferred Shares of the Fund.


         Subject to the provisions of Section 11 of Part I hereof, the Board of Trustees of the Fund may, in the future, authorize the issuance of additional shares of the Fund's Preferred Shares as FundPreferred shares, Series M, Series TH and Series F, with the same preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption and other terms of the respective series herein described, except that the Applicable Rate for its initial Dividend Period, its initial Dividend Payment Date and any other changes in the terms herein set forth shall be as set forth in an amendment to this Statement.

         As used in Part I and Part II of this Statement, capitalized terms shall have the meanings provided in Section 17 of Part I.

                       PART I: FUNDPREFERRED SHARES TERMS

         1. Number of Shares; Ranking.

                  (a) The initial number of authorized shares constituting each of FundPreferred shares Series M, Series TH, and Series F, is 3,200, 3,200 and 3,200 shares, respectively. No fractional shares of FundPreferred shares, Series M, Series TH and Series F shall be issued.

                  (b) Any shares of each Series of FundPreferred shares which at any time have been redeemed or purchased by the Fund shall, after such redemption or purchase, have the status of authorized but unissued shares of Preferred Shares.

                  (c) The shares of each Series of FundPreferred shares shall rank on a parity with shares of any other series of Preferred Shares (including any other FundPreferred shares) as to the payment of dividends to which such shares are entitled and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

                  (d) No holder of shares of any Series of FundPreferred shares shall have, solely by reason of being such a holder, any preemptive right, or, unless otherwise determined by the Trustees other right to acquire, purchase or subscribe for any shares of any Series of FundPreferred shares, shares of Common Shares of the Fund or other securities of the Fund which the Fund may hereafter issue or sell.

         2. Dividends.

                  (a) The Holders of shares of any Series of FundPreferred shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends on their shares at the Applicable Rate, determined as set forth in paragraph (c) of this Section 2, and no more, payable on the respective dates determined as set forth in paragraph (b) of this Section 2. Dividends on the Outstanding shares of any Series of FundPreferred shares issued on the Date of Original Issue shall accumulate from the Date of Original Issue.

                   (b) (i) Dividends shall be payable when, as and if declared by the Board of Trustees following the initial Dividend Payment Date, subject to subparagraph (b)(ii) of this Section 2, on the shares of each Series of FundPreferred shares, with respect to any Dividend Period on the first Business Day following the last day of such Dividend Period; provided, however, if the Dividend Period is greater than 30 days then on a monthly basis on the first Business Day of each month within such Dividend Period and on the Business Day following the last day of such Dividend Period.

                        (ii) If a day for payment of dividends resulting from the application of subparagraph (b)(i) above is not a Business Day, (A) then the Dividend Payment Date shall be the first Business Day following such day for payment of dividends in the case of a Series of FundPreferred shares designated as "Series M" or "Series F" or (B) then the Dividend Payment Date shall be the first Business Day that falls prior to such day for payment of dividends in the case of a Series of FundPreferred shares designated as "Series T," "Series W," or "Series TH."

                        (iii) The Fund shall pay to the Paying Agent not later than 3:00 p.m., New York City time, on the Business Day next preceding each Dividend Payment Date for the shares of each Series of FundPreferred shares, an aggregate amount of funds available on the next Business Day in the City of New York, New York, equal to the dividends to be paid to all Holders of such shares on such Dividend Payment Date. The Fund shall not be required to establish any reserves for the payment of dividends.

                        (iv) All moneys paid to the Paying Agent for the payment of dividends shall be held in trust for the payment of such dividends by the Paying Agent for the benefit of the Holders specified in subparagraph (b)(v) of this Section 2. Any moneys paid to the Paying Agent in accordance with the foregoing but not applied by the Paying Agent to the payment of dividends, including interest earned on such moneys, will, to the extent permitted by law, be repaid to the Fund at the end of 90 days from the date on which such moneys were to have been so applied.

                        (v) Each dividend on a Series of FundPreferred shares shall be paid on the Dividend Payment Date therefor to the Holders of that series as their names appear on the share ledger or share records of the Fund on the Business Day next preceding such Dividend Payment Date. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the share ledger or share records of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees. No interest will be payable in respect of any dividend payment or payments which may be in arrears.

                  (c) (i) The dividend rate on Outstanding shares of each Series of FundPreferred shares during the period from and after the Date of Original Issue to and including the last day of the initial Dividend Period therefor shall be equal to the rate per annum set forth under "Designation" above. For each subsequent Dividend Period with respect to the FundPreferred shares Outstanding thereafter, the dividend rate shall be equal to the rate per annum that results from an Auction; provided, however, that if an Auction for any subsequent Dividend Period of a Series of FundPreferred shares is not held for any reason or if Sufficient Clearing Bids have not been made in an Auction (other than as a result of all shares of a Series of FundPreferred shares being the subject of Submitted Hold Orders), then the dividend rate on the shares of a Series of FundPreferred shares for any such Dividend Period shall be the Maximum Rate (except (i) during a Default Period when the dividend rate shall be the Default Rate, as set forth in Section 2(c)(ii) below) or (ii) after a Default Period and prior to the beginning of the next Dividend Period when the dividend rate shall be the Maximum Rate at the close of business on the last day of such Default Period). The All Hold Rate will apply automatically following an Auction in which all of the Outstanding shares of a Series of FundPreferred shares are subject (or are deemed to be subject) to Hold Orders. The rate per annum at which dividends are payable on shares of a Series of FundPreferred shares as determined pursuant to this Section 2(c)(i) shall be the "Applicable Rate."

                        (ii) Subject to the cure provisions below, a "Default Period" with respect to a particular Series will commence on any date the Fund fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any declared dividend on that Series payable on the Dividend Payment Date (a "Dividend Default") or (B) the full amount of any redemption price (the "Redemption Price") payable on the date fixed for redemption (the "Redemption Date") (a "Redemption Default") and together with a Dividend Default, hereinafter referred to as "Default"). Subject to the cure provisions of Section 2(c)(iii) below, a Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of a Dividend Default, the Applicable Rate for each Dividend Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Dividend Period commencing after the beginning of a Default Period shall be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction shall be held during a Default Period with respect to a Dividend Default applicable to that Series of FundPreferred shares.

                        (iii) No Default Period with respect to a Dividend Default or Redemption Default shall be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 365 for each Series. The Default Rate shall be equal to the Reference Rate multiplied by three (3).

                        (iv) The amount of dividends per share payable (if declared) on each Dividend Payment Date of each Dividend Period of less than one (1) year (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) that such share was Outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 365, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one (1) year or more, the amount of dividends per share payable on any Dividend Payment Date (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed as described in the preceding sentence, except that it will be determined on the basis of a year consisting of twelve 30-day months.

                  (d) Any dividend payment made on shares of any Series of FundPreferred shares shall first be credited against the earliest accumulated but unpaid dividends due with respect to such Series.

                  (e) For so long as the FundPreferred shares are Outstanding, except as contemplated by Part I of this Statement, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of beneficial interest, if any, ranking junior to the FundPreferred shares as to dividends or upon liquidation) in respect to Common Shares or any other shares of the Fund ranking junior to or on a parity with the FundPreferred shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the FundPreferred shares as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with the FundPreferred shares as to dividends and upon liquidation), unless (i) immediately after such transaction, the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the FundPreferred Shares Basic Maintenance Amount and the 1940 Act FundPreferred Shares Asset Coverage would be achieved, (ii) full cumulative dividends on the FundPreferred Shares due on or prior to the date of the transaction have been declared and paid and (iii) the Fund has redeemed the full number of FundPreferred shares required to be redeemed by any provision for mandatory redemption contained in Section 3(a)(ii).

                  (f) The Fund will not declare, pay or set apart for payment any dividend or other distribution in respect to the FundPreferred shares unless
(i) there is not an event of default under indebtedness senior to the FundPreferred shares, if any, or (ii) immediately after such transaction, the Fund would have eligible portfolio holdings with an aggregate discounted value at least equal to the asset coverage requirements under the indebtedness senior to the FundPreferred shares.

         3. Redemption.

                  (a) (i) After the initial Dividend Period, subject to the provisions of this Section 3 and to the extent permitted under the 1940 Act and Massachusetts law, the Fund may, at its option, redeem in whole or in part out of funds legally available therefor shares of a Series of FundPreferred shares herein designated as (A) having a Dividend Period of one year or less, on the Business Day after the last day of such Dividend Period by delivering a notice of redemption not less than 15 days and not more than 40 days prior to the date fixed for such redemption, at a redemption price per share equal to $25,000, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption ("Redemption Price"), or (B) having a Dividend Period of more than one year, on any Business Day prior to the end of the relevant Dividend Period by delivering a notice of redemption not less than 15 days and not more than 40 days prior to the date fixed for such redemption, at the Redemption Price, plus a redemption premium, if any, determined by the Board of Trustees after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions at the time of the designation of such Dividend Period as set forth in Section 4 of this Statement; provided, however, that during a Dividend Period of more than one year no shares of a Series of FundPreferred shares will be subject to optional redemption except in accordance with any Specific Redemption Provisions approved by the Board of Trustees after consultation with the Broker-Dealers at the time of the designation of such Dividend Period. Notwithstanding the foregoing, the Fund shall not give a notice of or effect any redemption pursuant to this Section 3(a)(i) unless, on the date on which the Fund intends to give such notice and on the date of redemption (a) the Fund has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of a Series of FundPreferred shares by reason of the redemption of such FundPreferred shares on such date fixed for the redemption and (b) the Fund would satisfy the FundPreferred Shares Basic Maintenance Amount immediately subsequent to such redemption, if such redemption were to occur on such date, it being understood that the provisions of paragraph (d) of this Section 3 shall be applicable in such circumstances in the event the Fund makes the deposit and takes the other action required thereby.

                        (ii) If the Fund fails to maintain, as of any Valuation Date, the FundPreferred Shares Basic Maintenance Amount or, as of the last Business Day of any month, the 1940 Act FundPreferred Shares Asset Coverage, and such failure is not cured within ten Business Days following such Valuation Date in the case of a failure to maintain the FundPreferred Shares Basic Maintenance Amount or on the last Business Day of the following month in the case of a failure to maintain the 1940 Act FundPreferred Shares Asset Coverage as of such last Business Day (each an "Asset Coverage Cure Date"), the FundPreferred shares will be subject to mandatory redemption out of funds legally available therefor. The number of FundPreferred shares to be redeemed in such circumstances will be equal to the lesser of (A) the minimum number of FundPreferred shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Fund satisfying the FundPreferred Shares Basic Maintenance Amount, or sufficient to satisfy 1940 Act FundPreferred Shares Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all shares of FundPreferred shares then Outstanding will be redeemed), and (B) the maximum number of FundPreferred shares that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date at the Mandatory Redemption Price set forth in subparagraph (a)(iii) of this Section 3.

                        (iii) In determining the FundPreferred shares required to be redeemed in accordance with the foregoing Section 3(a)(ii), the Fund shall allocate the number of shares required to be redeemed to satisfy the FundPreferred Shares Basic Maintenance Amount or the 1940 Act FundPreferred Shares Asset Coverage, as the case may be, pro rata among the Holders of FundPreferred shares in proportion to the number of shares they hold and shares of other Preferred Shares subject to mandatory redemption provisions similar to those contained in this
         Section 3, subject to the further provisions of this subparagraph
         (iii). The Fund shall effect any required mandatory redemption pursuant to subparagraph (a)(ii) of this Section 3 no later than 40 days after the Asset Coverage Cure Date (the "Mandatory Redemption Date"), except that if the Fund does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, the number of shares of the FundPreferred shares which would be required to be redeemed by the Fund under clause (A) of subparagraph (a)(ii) of this Section 3 if sufficient funds were available, together with shares of other Preferred Shares which are subject to mandatory redemption under provisions similar to those contained in this Section 3, or the Fund otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Fund shall redeem those shares of the FundPreferred shares, and shares of other Preferred Shares which it was unable to redeem, on the earliest practicable date on which the Fund will have such funds available, upon notice pursuant to Section 3(b) to record owners of the

         FundPreferred shares to be redeemed and the Paying Agent. The Fund will deposit with the Paying Agent funds sufficient to redeem the specified number of FundPreferred shares with respect to a redemption required under subparagraph (a)(ii) of this Section 3, by 1:00 p.m., New York City time, of the Business Day immediately preceding the Mandatory Redemption Date. If fewer than all of the Outstanding FundPreferred shares are to be redeemed pursuant to this Section 3(a)(iii), the number of shares to be redeemed shall be redeemed pro rata from the Holders of such shares in proportion to the number of such shares held by such Holders, by lot or by such other method as the Fund shall deem fair and equitable, subject, however, to the terms of any applicable Specific Redemption Provisions. "Mandatory Redemption Price" means the Redemption Price plus (in the case of a Dividend Period of one year or more only) a redemption premium, if any, determined by the Board of Trustees after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions.

                  (b) In the event of a redemption pursuant to Section 3(a), the Fund will file a notice of its intention to redeem with the Securities and Exchange Commission so as to provide at least the minimum notice required under Rule 23c-2 under the 1940 Act or any successor provision. In addition, the Fund shall deliver a notice of redemption to the Auction Agent (the "Notice of Redemption") containing the information set forth below (i) in the case of an optional redemption pursuant to subparagraph (a)(i) above, one Business Day prior to the giving of notice to the Holders and (ii) in the case of a mandatory redemption pursuant to subparagraph (a)(ii) above, on or prior to the 30th day preceding the Mandatory Redemption Date. The Auction Agent will use its reasonable efforts to provide notice to each Holder of shares of each Series of FundPreferred shares called for redemption by electronic or other reasonable means not later than the close of business on the Business Day immediately following the day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives Notice of Redemption from the Fund). The Auction Agent shall confirm such notice in writing not later than the close of business on the third Business Day preceding the date fixed for redemption by providing the Notice of Redemption to each Holder of shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository. Notice of Redemption will be addressed to the registered owners of each Series of FundPreferred shares at their addresses appearing on the share records of the Fund. Such Notice of Redemption will set forth (i) the date fixed for redemption, (ii) the number and identity of FundPreferred shares to be redeemed, (iii) the redemption price (specifying the amount of accumulated dividends to be included therein), (iv) that dividends on the shares to be redeemed will cease to accumulate on such date fixed for redemption, and (v) the provision under which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law. If fewer than all shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares to be redeemed from such Holder.

                  (c) Notwithstanding the provisions of paragraph (a) of this
Section 3, but subject to Section 7(e), no FundPreferred shares may be redeemed unless all dividends in arrears on the Outstanding FundPreferred shares and all shares of beneficial interest of the Fund ranking on a parity with the FundPreferred shares with respect to payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment; provided, however, that the foregoing shall not prevent the purchase or acquisition of all Outstanding FundPreferred shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all Outstanding FundPreferred shares.

                  (d) Upon the deposit of funds sufficient to redeem shares of any Series of FundPreferred shares with the Paying Agent and the giving of the Notice of Redemption to the Auction

Agent under paragraph (b) of this Section 3, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be Outstanding for any purpose (including, without limitation, for purposes of calculating whether the Fund has maintained the requisite FundPreferred Shares Basic Maintenance Amount or the 1940 Act FundPreferred Shares Asset Coverage), and all rights of the holder of the shares so called for redemption shall cease and terminate, except the right of such holder to receive the redemption price specified herein, but without any interest or other additional amount. Such redemption price shall be paid by the Paying Agent to the nominee of the Securities Depository. The Fund shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the FundPreferred shares called for redemption on such date and (ii) such other amounts, if any, to which Holders of shares of each Series of FundPreferred shares called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of two years from such redemption date shall, to the extent permitted by law, be paid to the Fund, after which time the Holders of FundPreferred shares so called for redemption may look only to the Fund for payment of the redemption price and all other amounts, if any, to which they may be entitled. The Fund shall be entitled to receive, from time to time after the date fixed for redemption, any interest earned on the funds so deposited.

                  (e) To the extent that any redemption for which Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, or is otherwise prohibited, such redemption shall be made as soon as practicable to the extent such funds become legally available or such redemption is no longer otherwise prohibited. Failure to redeem shares of any Series of FundPreferred shares shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Paying Agent the redemption price with respect to any shares for which such Notice of Redemption has been given. Notwithstanding the fact that the Fund may not have redeemed shares of any Series of FundPreferred shares for which a Notice of Redemption has been given, dividends may be declared and paid on FundPreferred shares Series and shall include those FundPreferred shares for which Notice of Redemption has been given but for which deposit of funds has not been made.

                  (f) All moneys paid to the Paying Agent for payment of the redemption price of shares of any Series of FundPreferred shares called for redemption shall be held in trust by the Paying Agent for the benefit of holders of shares so to be redeemed.

                  (g) So long as any shares of any Series of FundPreferred shares are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the date fixed for redemption to the nominee of the Securities Depository for distribution to Agent Members for distribution to the persons for whom they are acting as agent.

                  (h) Except for the provisions described above, nothing contained in this Statement limits any right of the Fund to purchase or otherwise acquire any shares of each Series of FundPreferred shares outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any shares of any Series of FundPreferred shares for which Notice of Redemption has been given and the Fund is in compliance with the 1940 Act FundPreferred Shares Asset Coverage and the FundPreferred Shares Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Fund shall have no voting rights. If fewer than all the Outstanding shares of any Series of FundPreferred shares are redeemed or otherwise acquired by the Fund, the Fund shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Trustees.

                  (i) In the case of any redemption pursuant to this Section 3, only whole shares of FundPreferred shares shall be redeemed, and in the event that any provision of the Declaration would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

                  (j) Notwithstanding anything herein to the contrary, including, without limitation, Sections 2(e), 6(f) and 11 of Part I hereof, the Board of Trustees may authorize, create or issue any class or series of shares of beneficial interest, including other series of FundPreferred shares, ranking prior to or on a parity with the FundPreferred shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, to the extent permitted by the 1940 Act, as amended, if, upon issuance, either (A) the net proceeds from the sale of such shares of beneficial interest (or such portion thereof needed to redeem or repurchase the Outstanding FundPreferred shares) are deposited with the Auction Agent in accordance with Section 3(d) of Part I hereof, Notice of Redemption as contemplated by Section 3(b) of Part I hereof has been delivered prior thereto or is sent promptly thereafter, and such proceeds are used to redeem all Outstanding FundPreferred shares or (B) the Fund would meet the 1940 Act FundPreferred Shares Asset Coverage, the FundPreferred Shares Basic Maintenance Amount and the requirements of Section 11 of Part I hereof.

         4. Designation of Dividend Period.

                  (a) The initial Dividend Period for each Series of FundPreferred shares is as set forth under "Designation" above. The Fund will designate the duration of subsequent Dividend Periods of each Series of FundPreferred shares; provided, however, that no such designation is necessary for a Standard Dividend Period and, provided further, that any designation of a Special Dividend Period shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) any failure to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, FundPreferred shares shall have been cured as provided above, (iii) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period,
(iv) if the Fund shall have mailed a Notice of Redemption with respect to any shares, the redemption price with respect to such shares shall have been deposited with the Paying Agent, and (v) in the case of the designation of a Special Dividend Period, the Fund has confirmed that as of the Auction Date next preceding the first day of such Special Dividend Period, it satisfies the FundPreferred Shares Basic Maintenance Amount, and the Fund has consulted with the Broker-Dealers and has provided notice of such designation and otherwise complied with the Rating Agency Guidelines.

                  (b) If the Fund proposes to designate any Special Dividend Period, not fewer than 7 (or two Business Days in the event the duration of the Dividend Period prior to such Special Dividend Period is fewer than 8 days) nor more than 30 Business Days prior to the first day of such Special Dividend Period, notice shall be (i) made by press release and (ii) communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Fund proposes to exercise its option to designate a succeeding Special Dividend Period, specifying the first and last days thereof and (B) that the Fund will by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Special Dividend Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Dividend Period, subject to the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Dividend Period, in which latter event the succeeding Dividend Period shall be a Standard Dividend Period.

         No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, the Fund shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

                        (i) a notice stating (A) that the Fund has determined to designate the next succeeding Dividend Period as a Special Dividend Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

                        (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Dividend Period.

If the Fund fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent or is unable to make the confirmation provided in clause (v) of Paragraph (a) of this Section 4 by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Dividend Period.

         5. Restrictions on Transfer. Shares of a Series of FundPreferred shares may be transferred only (a) pursuant to an order placed in an Auction, (b) to or through a Broker-Dealer or (c) to the Fund or any Affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose shares are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding FundPreferred shares through different Broker-Dealers, advises the Auction Agent of such transfer. The certificates representing the shares of a Series of FundPreferred shares issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the Transfer Agent and/or Registrar.

         6. Voting Rights.

                  (a) Except as otherwise provided in the Declaration, herein or as otherwise required by applicable law, (i) each Holder of shares of any Series of FundPreferred shares shall be entitled to one vote for each share of any Series of FundPreferred shares held on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of Outstanding shares of Preferred Shares, including each Series of FundPreferred shares, and shares of Common Shares shall vote together as a single class on all matters submitted to shareholders; provided, however, that, at any meeting of the shareholders of the Fund held for the election of Trustees, the holders of Outstanding shares of Preferred Shares, including each Series of FundPreferred shares, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund, to elect two Trustees of the Fund, each share of Preferred Shares, including each Series of FundPreferred shares, entitling the holder thereof to one vote. The identity of the nominees of such Trustees may be fixed by the Board of Trustees. Subject to paragraph (b) of this Section 6, the holders of Outstanding shares of Common Shares and Preferred Shares, including each Series of FundPreferred shares, voting together as a single class, shall elect the balance of the Trustees.

                  (b) During any period in which any one or more of the conditions described below shall exist (such period being referred to herein as a "Voting Period"), the number of Trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of shares of Preferred Shares, including each Series of FundPreferred shares, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the holders of shares of Preferred Shares, including each Series of FundPreferred shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of the
Fund), to elect such smallest number of
additional Trustees, together with the two Trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

                        (i) if at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on Preferred Shares equal to at least two full years' dividends shall be due and unpaid; or

                        (ii) if at any time holders of any Preferred Shares are entitled under the 1940 Act to elect a majority of the Trustees of the Fund.

Upon the termination of a Voting Period, the voting rights described in this paragraph (b) of Section 6 shall cease, subject always, however, to the revesting of such voting rights in the Holders of shares of Preferred Shares, including each Series of FundPreferred shares, upon the further occurrence of any of the events described in this paragraph (b) of Section 6.

                  (c) As soon as practicable after the accrual of any right of the Holders of shares of Preferred Shares, including each Series of FundPreferred shares, to elect additional Trustees as described in paragraph (b) of this Section 6, the Fund shall notify the Auction Agent, and the Auction Agent shall instruct the Trustees to call a special meeting of such holders and shall mail a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 30 days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or if such special meeting is not called, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of shares of Preferred Shares, including each Series of FundPreferred shares, held during a Voting Period at which Trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of capital stock of the Fund), shall be entitled to elect the number of Trustees prescribed in paragraph (b) of this Section 6 on a one-vote-per-share basis.

                  (d) The terms of office of all persons who are Trustees of the Fund at the time of a special meeting of holders of the FundPreferred shares and holders of other Preferred Shares to elect Trustees shall continue, notwithstanding the election at such meeting by the holders and such other holders of the number of Trustees that they are entitled to elect, and the persons so elected by such holders, together with the two incumbent Trustees elected by such holders and the remaining incumbent Trustees, shall constitute the duly elected Trustees of the Fund.

                  (e) Simultaneously with the termination of a Voting Period, the terms of office of the additional directors elected by the Holders of the FundPreferred shares and holders of other Preferred Shares pursuant to paragraph
(b) of this Section 6 shall terminate, the remaining Trustees shall constitute the Trustees of the Fund and the voting rights of such holders to elect additional Trustees pursuant to paragraph (b) of this Section 6 shall cease, subject to the provisions of the last sentence of paragraph (b) of this Section 6.

                  (f) So long as any of the shares of Preferred Shares, including each Series of FundPreferred shares, are Outstanding, the Fund will not, without the affirmative vote of the holders of a majority of the Outstanding shares of Preferred Shares determined with reference to a "majority of outstanding voting securities" as that term is defined in Section 2(a)(42) of the 1940 Act, voting as a separate class, (i) amend, alter or repeal any of the preferences, rights or powers of such class so as to affect materially and adversely such preferences, rights or powers as defined in Section 6(h) below;
(ii) increase the authorized number of shares of Preferred Shares; (iii) create, authorize or issue shares of any class of shares of beneficial interest ranking senior to or on a parity with the Preferred Shares with respect to the payment of dividends or the distribution of assets, or any securities convertible into, or warrants, options or similar rights to purchase, acquire or receive, such shares of beneficial interest ranking senior to or on a parity with the Preferred Shares or reclassify any authorized shares of beneficial interest of the Fund into any shares ranking senior to or on a parity with the Preferred Shares (except that, notwithstanding the foregoing, but subject to the provisions of either Section 3(j) or 11, as applicable, the Board of Trustees, without the vote or consent of the holders of the Preferred Shares, may from time to time authorize, create and classify, and the Fund may from time to time issue, shares or series of Preferred Shares, including other series of FundPreferred shares, ranking on a parity with the FundPreferred shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up to the affairs of the Fund, and may authorize, reclassify and/or issue any additional shares of each Series of FundPreferred shares, including shares previously purchased or redeemed by the Fund, subject to continuing compliance by the Fund with 1940 Act FundPreferred Shares Asset Coverage and FundPreferred Shares Basic Maintenance Amount requirements); (iv) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Fund or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action; (v) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Fund's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the FundPreferred shares or arising in connection with any futures contracts or options thereon, interest rate swap or cap transactions, forward rate transactions, put or call options, short sales of securities or other similar transactions; (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (vi) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Fund's custodian and the Auction Agent; or (vi) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Fund may borrow as may be permitted by the Fund's investment restrictions; provided, however, that transfers of assets by the Fund subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Fund satisfies the FundPreferred Shares Basic Maintenance Amount as of the immediately preceding Valuation Date.

                  (g) The affirmative vote of the holders of a majority of the Outstanding shares of Preferred Shares, including each Series of FundPreferred shares, voting as a separate class, determined with reference to a "majority of outstanding voting securities" as that term is defined in Section 2(a)(42) of the 1940 Act, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. In the event a vote of holders of shares of Preferred Shares is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify any Rating Agency and which so requires that such vote is to be taken and the nature of the action with respect to which such vote is to be taken and shall, not later than ten Business Days after the date on which such vote is taken, notify such Rating Agency, as applicable, of the results of such vote.

                  (h) The affirmative vote of the holders of a majority of the Outstanding shares of any series of Preferred Shares, including any Series of FundPreferred shares, voting separately from any other series, determined with reference to a "majority of outstanding voting securities" as that term is defined in Section 2(a)(42) of the 1980 Act, (shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of that series in a manner different from that of other series of classes of the Fund's shares of beneficial interest. For purposes of the foregoing, no matter shall be deemed to adversely affect any right, preference or power unless such matter (i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series. The vote of holders of any shares described in this
Section 6(h) will in each case be in addition to a separate vote of the requisite percentage of Common Shares and/or Preferred Shares, if any, necessary to authorize the action in question.

                  (i) The Board of Trustees, without the vote or consent of any holder of shares of Preferred Shares, including any Series of FundPreferred shares, or any other shareholder of the Fund, may from time to time adopt, amend, alter or repeal any or all of the definitions contained herein, add covenants and other obligations of the Fund, or confirm the applicability of covenants and other obligations set forth herein, in connection with obtaining or maintaining the rating of any Rating Agency which is then rating the FundPreferred shares, and any such adoption, amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of Preferred Shares, including FundPreferred shares, or the Holders thereof, provided that the Board of Trustees receives written confirmation from such Rating Agency, as applicable (with such confirmation in no event being required to be obtained from a particular Rating Agency with respect to definitions or other provisions relevant only to and adopted in connection with another Rating Agency's rating of any Series of FundPreferred shares) that any such amendment, alteration or repeal would not adversely affect the rating then assigned by such Rating Agency.

         Notwithstanding anything herein to the contrary, the Rating Agency Guidelines, as they may be amended from time to time by the respective Rating Agency will be reflected in a written document and may be amended by the respective Rating Agency without the vote, consent or approval of the Fund, the Board of Trustees and any holder of shares of Preferred Shares, including any Series of FundPreferred shares, or any other shareholder of the Fund.

         In addition, subject to compliance with applicable law, the Board of Trustees may amend the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of the Preferred Shares, including any Series of FundPreferred shares, or any other shareholder of the Fund, and without receiving any confirmation from any Rating Agency after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the FundPreferred Shares Basic Maintenance Amount.

                  (j) Unless otherwise required by law, holders of shares of any Series of FundPreferred shares shall not have any relative rights or preferences or other special rights other than those specifically set forth herein. The holders of shares of any Series of FundPreferred shares shall have no rights to cumulative voting. In the event that the Fund fails to pay any dividends on the shares of any Series of FundPreferred shares, the exclusive remedy of the holders shall be the right to vote for Trustees pursuant to the provisions of this Section 6.

                  (k) The foregoing voting provisions will not apply with respect to any Series of FundPreferred shares if, at or prior to the time when a vote is required, such shares have been

(i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

         7. Liquidation Rights.

                  (a) Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the holders of each Series of FundPreferred shares then Outstanding, together with holders of shares of any class of shares ranking on a parity with each Series of FundPreferred shares upon dissolution, liquidation or winding up, shall be entitled to receive and to be paid out of the assets of the Fund (or the proceeds thereof) available for distribution to its shareholders after satisfaction of claims of creditors of the Fund an amount equal to the liquidation preference with respect to such shares. The liquidation preference for shares of each Series of FundPreferred shares shall be $25,000 per share, plus an amount equal to all accumulated dividends thereon (whether or not earned or declared but without interest) to the date payment of such distribution is made in full or a sum sufficient for the payment thereof is set apart with the Paying Agent. No redemption premium shall be paid upon any liquidation even if such redemption premium would be paid upon optional or mandatory redemption of the relevant shares.

                  (b) If, upon any such liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all outstanding Preferred Shares, including the FundPreferred shares, shall be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then such available assets shall be distributed among the holders of all outstanding Preferred Shares, including the FundPreferred shares, ratably in any such distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full.

                  (c) Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, until payment in full is made to the holders of FundPreferred shares of the liquidation distribution to which they are entitled, no dividend or other distribution shall be made to the holders of shares of Common Shares or any other class of shares of beneficial interest of the Fund ranking junior to FundPreferred shares upon dissolution, liquidation or winding up and no purchase, redemption or other acquisition for any consideration by the Fund shall be made in respect of the shares of Common Shares or any other class of shares of beneficial interest of the Fund ranking junior to FundPreferred shares upon dissolution, liquidation or winding up.

                  (d) A consolidation, reorganization or merger of the Fund with or into any other trust or company, or a sale, lease or exchange of all or substantially all of the assets of the Fund in consideration for the issuance of equity securities of another trust or company shall not be deemed to be a liquidation, dissolution or winding up, whether voluntary or involuntary, for the purposes of this Section 7.

                  (e) After the payment to the Holders of Preferred Shares, including FundPreferred shares, of the full preferential amounts provided for in this Section 7, the holders of Preferred Shares, including FundPreferred shares, as such shall have no right or claim to any of the remaining assets of the Fund.

                  (f) In the event the assets of the Fund or proceeds thereof available for distribution to the Holders of FundPreferred shares, upon any dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to paragraph (a) of this Section 7, no such distribution shall be made on account of any shares of any other class or series of Preferred Shares ranking on a parity with FundPreferred shares unless proportionate distributive amounts shall be paid on account of the

FundPreferred shares, ratably, in proportion to the full distributable amounts to which holders of all such parity shares are entitled upon such dissolution, liquidation or winding up.

                  (g) Subject to the rights of the holders of shares of any Series or class or classes of stock ranking on a parity with FundPreferred shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the holders of the FundPreferred shares as provided in paragraph (a) of this Section 7, but not prior thereto, any other series or class or classes of stock ranking junior to FundPreferred shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to any respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the FundPreferred shares shall not be entitled to share therein.

         8. Auction Agent. For so long as any FundPreferred shares are Outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its Affiliates (which, however, may engage or have engaged in business transactions with the Fund or its Affiliates) and at no time shall the Fund or any of its Affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any FundPreferred shares are Outstanding, the Fund shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent.

         9. 1940 Act FundPreferred Shares Asset Coverage. The Fund shall maintain, as of the last Business Day of each month in which any shares of the FundPreferred shares are Outstanding, asset coverage with respect to the FundPreferred shares which is equal to or greater than the 1940 Act FundPreferred Shares Asset Coverage; provided, however, that Section 3(a)(ii) shall be the sole remedy in the event the Fund fails to do so.

         10. FundPreferred Shares Basic Maintenance Amount. So long as the FundPreferred shares are Outstanding and any Rating Agency is then rating the FundPreferred shares, the Fund shall maintain, as of each Valuation Date, the FundPreferred Shares Basic Maintenance Amount; provided, however, that Section 3(a)(ii) shall be the sole remedy in the event the Fund fails to do so.

         11. Certain Other Restrictions. For so long as any shares of FundPreferred shares are Outstanding and any Rating Agency is then rating the shares of FundPreferred shares, the Fund will not engage in certain proscribed transactions set forth in the Rating Agency Guidelines, unless it has received written confirmation from each such Rating Agency that proscribes the applicable transaction in its Rating Agency Guidelines that any such action would not impair the rating then assigned by such Rating Agency to a Series of FundPreferred shares.

         12. Compliance Procedures for Asset Maintenance Tests. For so long as any FundPreferred shares are Outstanding and any Rating Agency is then rating such shares:

                  (a) As of each Valuation Date, the Fund shall determine in accordance with the procedures specified herein (i) whether the FundPreferred Shares Basic Maintenance Amount is met as of that date, and (ii) whether the 1940 Act FundPreferred Shares Asset Coverage is met as of that date.

                  (b) Upon any failure to maintain the required FundPreferred Shares Basic Maintenance Amount or 1940 Act FundPreferred Shares Asset Coverage on any Valuation Date, the Fund may use reasonable commercial efforts (including, without limitation, altering the composition of its portfolio, purchasing FundPreferred shares outside of an Auction or in the event of a failure to file a Rating Agency Certificate (as defined below) on a timely basis, submitting the requisite Rating Agency

Certificate) to re-attain (or certify in the case of a failure to file on a timely basis, as the case may be) the required FundPreferred Shares Basic Maintenance Amount or 1940 Act FundPreferred Shares Asset Coverage on or prior to the Asset Coverage Cure Date.

                  (c) Compliance with the FundPreferred Shares Basic Maintenance Amount and 1940 Act FundPreferred Shares Asset Coverage tests shall be determined with reference to those FundPreferred shares which are deemed to be Outstanding hereunder.

                  (d) The Fund shall deliver to each Rating Agency which is then rating FundPreferred shares and any other party specified in the Rating Agency Guidelines all certificates that are set forth in the respective Rating Agency Guidelines regarding 1940 Act FundPreferred Shares Asset Coverage, FundPreferred Shares Basic Maintenance Amount and/or related calculations at such times and containing such information as set forth in the respective Rating Agency Guidelines (each, a "Rating Agency Certificate").

                  (e) In the event that any Rating Agency Certificate is not delivered within the time periods set forth in the Rating Agency Guidelines, the Fund shall be deemed to have failed to maintain the FundPreferred Shares Basic Maintenance Amount or the 1940 Act FundPreferred Shares Asset Coverage, as the case may be, on such Valuation Date for purposes of Section 12(b). In the event that any Rating Agency Certificate with respect to an applicable Asset Coverage Cure Date is not delivered within the time periods set forth in the Rating Agency Guidelines, the Fund shall be deemed to have failed to satisfy the FundPreferred Shares Basic Maintenance Amount or to meet the 1940 FundPreferred Shares Asset Coverage, as the case may be, as of the related Valuation Date, and such failure shall be deemed not to have been cured as of such Asset Coverage Cure Date for purposes of the mandatory redemption provisions.

         13. Notice. All notices or communications hereunder, unless otherwise specified in this Statement, shall be sufficiently given if in writing and delivered in person, by telecopier, by electronic means or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 13 shall be deemed given on the earlier of the date received or the date five days after which such notice is mailed.

         14. Waiver. Holders of at least a majority of the Outstanding FundPreferred shares, acting collectively, or each Series of FundPreferred shares acting as a separate series, determined with reference to a "majority of the outstanding voting securities" as that term is defined in Section 2(a)(42) of the 1940 Act, may waive any provision hereof intended for their respective benefit in accordance with such procedures as may from time to time be established by the Board of Trustees.

         15. Termination. In the event that no FundPreferred shares are Outstanding, all rights and preferences of such shares established and designated hereunder shall cease and terminate, and all obligations of the Fund under this Statement, shall terminate.

         16. Amendment. Subject to the provisions of this Statement, the Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend this Statement to (1) reflect any amendments hereto which the Board of Trustees is entitled to adopt pursuant to the terms of this Statement without shareholder approval or (2) add additional series of FundPreferred shares or additional shares of a series of FundPreferred shares (and terms relating thereto) to the series and shares of FundPreferred shares theretofore described thereon. All such additional shares shall be governed by the terms of this Statement, except as set forth in such amendment with respect to such additional shares. To the extent permitted by applicable law, the Board of Trustees may interpret, amend or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any defect.

         17. Definitions. As used in Part I and Part II of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

                  (a) "Affiliate" means any person controlled by, in control of or under common control with the Fund; provided that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any corporation or any person controlled by, in control of or under common control with such corporation one of the trustees, directors or executive officers of which is also a Trustee of the Fund be deemed to be an Affiliate solely because such Trustee, director or executive officer is also a Trustee of the Fund.

                  (b) "Agent Member" means a member of or participant in the Securities Depository that will act on behalf of a Bidder.

                  (c) "All Hold Rate" means 80% of the Reference Rate.

                  (d) "Applicable Rate" means, with respect to each Series of FundPreferred shares for each Dividend Period (i) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Applicable Rate and (iii) in the case where all the shares of FundPreferred shares are the subject of Hold Orders for the Auction in respect thereof, the All Hold Rate.

                  (e) "Applicable Percentage" means the percentage determined based on the higher of the credit ratings assigned to the series of FundPreferred on such date by Moody's and S & P or equivalent credit rating by any Other Rating Agency as follows:

          CREDIT RATINGS
----------------------------------
   Moody's              S & P                  APPLICABLE PERCENTAGE
-------------        -------------             ---------------------
Aaa                  AAA                                         125%
Aa3 to Aa1           AA- to AA+                                  150%
A3 to A1             A- to A+                                    200%
Baa3 to Baa1         BBB- to BBB+                                250%
Ba1 and lower        BB+ and lower                               300%

                  The Applicable Percentage as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Trustees of the Fund after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the FundPreferred Basic Maintenance Amount.

                  (f) "Applicable Spread" means the spread determined based on the higher of the credit rating assigned to the series of FundNotes on such date by Moody's and S & P (or equivalent credit rating by any Other Rating
Agency) as follows:

         CREDIT RATINGS
--------------------------------
  Moody's              S & P                  SPREAD
-------------      -------------         ---------------
Aaa                AAA                       125 bps
Aa3 to Aa1         AA- to AA+                150 bps
A3 to A1           A- to A+                  200 bps
Baa3 to Baa1       BBB- to BBB+              250 bps
Ba1 and lower      BB+ and lower             300 bps

                  The Applicable Spread as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the FundPreferred Basic Maintenance Amount.

                  (g) "Asset Coverage Cure Date" has the meaning set forth in
Section 3(a)(ii).

                  (h) "Auction" means each periodic operation of the procedures set forth under "Auction Procedures."

                  (i) "Auction Agent" means The Bank of New York unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Trustees enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate.

                  (j) "Auction Date" means the first Business Day next preceding the first day of a Dividend Period for each Series of FundPreferred shares.

                  (k) "Auction Procedures" means the procedures for conducting Auctions set forth in Part II hereof.

                  (l) "Beneficial Owner," with respect to shares of each Series of FundPreferred shares, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such Series.

                  (m) "Bid" shall have the meaning specified in paragraph (a) of
Section 1 of Part II of this Statement.

                  (n) "Bidder" shall have the meaning specified in paragraph (a) of Section 1 of Part II of this Statement; provided, however, that neither the Fund nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Fund may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

                  (o) "Board of Trustees" or "Board" means the Board of Trustees of the Fund or any duly authorized committee thereof as permitted by applicable law.

                  (p) "Broker-Dealer" means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

                  (q) "Broker-Dealer Agreement" means an agreement among the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

                  (r) "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in the City of New York, New York are authorized or obligated by law to close.

                  (s) "Code" means the Internal Revenue Code of 1986, as amended.

                  (t) "Commission" means the Securities and Exchange Commission.

                  (u) "Common Share" means the shares of beneficial interest, par value $.01 per share, of the Fund.

                  (v) "Date of Original Issue" means, with respect to Series M, Series TH and Series F FundPreferred shares, September 24, 2004.

                  (w) "Default" has the meaning set forth in Section 2(c)(ii) of this Part I.

                  (x) "Default Period" has the meaning set forth in Section 2(c)(ii) of this Part I.

                  (y) "Default Rate" means the Reference Rate multiplied by three (3).

                  (z) "Deposit Securities" means cash and any obligations or securities, including short term money market instruments that are Eligible Assets, rated at least AAA, A-2 or SP-2 by S&P, except that, for purposes of section 3(a)(i) of this Part I, such obligations or securities shall be considered "Deposit Securities" only if they are also rated at least P-2 by Moody's.

                  (aa) "Discount Factor" means the Moody's Discount Factor (if Moody's is then rating the FundPreferred shares), S & P Discount Factor (if S & P is then rating the FundPreferred shares) or an Other Rating Agency Discount Factor, whichever is applicable.

                  (bb) "Discounted Value" means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor.

                  (cc) "Dividend Default" has the meaning set forth in Section 2(c)(ii) of this Part I.

                  (dd) "Dividend Payment Date" with respect to a Series of FundPreferred shares means any date on which dividends are payable pursuant to
Section 2(b) of this Part I.

                  (ee) "Dividend Period" means, with respect to a Series of FundPreferred shares, the period commencing on the Date of Original Issue thereof and ending on the date specified for such series on the Date of Original Issue thereof and thereafter, as to such series, the period commencing on the day following each Dividend Period for such series and ending on the day established for such series by the Fund.

                  (ff) "Eligible Assets" means Moody's Eligible Assets or
S & P Eligible Assets (if Moody's or S & P are then rating the FundPreferred shares) and/or Other Rating Agency Eligible Assets, whichever is applicable.

                  (gg) "Existing Holder," with respect to shares of a series of FundPreferred shares, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Fund) that is listed on the records of the Auction Agent as a holder of shares of such series.

                  (hh) "Fitch" means Fitch Ratings and its successors at law.

                  (ii) "FundPreferred Shares Basic Maintenance Amount" as of any Valuation Date has the meaning set forth in the Rating Agency Guidelines.

                  (jj) "FundPreferred shares Series M, Series TH and
Series F" means the shares of Series M, Series TH and Series F of the FundPreferred shares or any other shares of Preferred Shares hereinafter designated as shares of Series M, Series TH and Series F of the FundPreferred shares.

                  (kk) "Holder" means, with respect to FundPreferred shares, the registered holder of shares of each Series of FundPreferred shares as the same appears on the share ledger or share records of the Fund.

                  (ll) "Hold Order" shall have the meaning specified in paragraph (a) of Section 1 of Part II of this Statement.

                  (mm) "LIBOR Rate" on any Auction Date, means (i) the rate for deposits in U.S. dollars for the designated Rate Period, which appears on display page 3750 of Moneyline's Telerate Service ("Telerate Page 3750") (or such other page as may replace that page on that service, or such other service as may be selected by Citigroup Global Markets Inc. or its successors) as of 11:00 a.m., London time, on the day that is the London Business Day on the Auction Date or, if the Auction Date is not a London Business Day, the London Business Day preceding the Auction Date (the "LIBOR Determination Date"), or
(ii) if such rate does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750, (A) Citigroup Global Markets Inc. shall determine the arithmetic mean of the offered quotations of the reference banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Rate Period in an amount determined by Citigroup Global Markets Inc. by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by Citigroup Global Markets Inc. to the reference banks, (B) if at least two of the reference banks provide such quotations, LIBOR Rate shall equal such arithmetic mean of such quotations, (C) if only one or none of the reference banks provide such quotations, LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by Citigroup Global Markets Inc. (after obtaining the Fund's approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Rate Period in an amount determined by Citigroup Global Markets Inc. (after obtaining the Fund's approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if Citigroup Global Markets Inc. is not a Broker-Dealer or does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any other Broker-Dealer selected by the Fund to provide such rate or rates not being supplied by Citigroup Global Markets Inc.; provided further, that if Citigroup Global Markets Inc. and/or a substitute Broker-Dealer are required but unable to determine a rate in accordance with at least one of the procedures provided above, the LIBOR Rate shall be the most recently determinable LIBOR Rate. If the number of Rate Period days shall be (i) 7 or more but fewer than 21 days, such rate shall be the seven-day LIBOR rate; (ii) more than 21 but fewer than 49 days, such rate shall be one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer that 168 days, such rate shall be the five-month LIBOR rate;
(vii) 168 or more but fewer 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more days but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

                  (nn) "London Business Day" means any day on which commercial banks are generally open for business in London.

                  (oo) "Mandatory Redemption Date" has the meaning set forth in
Section 3(a)(iii) of this Part I.

                  (pp) "Mandatory Redemption Price" has the meaning set forth in
Section 3(a)(iii) of this Part I.

                  (qq) "Market Value" means the market value of the assets of the Fund as computed in accordance with the Fund's pricing procedures adopted by the Board of the Fund in connection with valuing the Fund's assets.

                  (rr) "Maximum Rate" means the greater of the Applicable Percentage of the Reference Rate or the Applicable Spread plus the Reference Rate. The Auction Agent will round each applicable Maximum Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent.

                  (ss) "Moody's" means Moody's Investor Services, Inc., a Delaware corporation, and its successors at law.

                  (tt) "Moody's Discount Factor" means the discount factors set forth in the Moody's Guidelines for use in calculating the Discounted Value of the Fund's assets in connection with Moody's ratings of FundPreferred Shares.

                  (uu) "Moody's Eligible Assets" means assets of the Fund set forth in the Moody's Guidelines as eligible for inclusion in calculating the Discounted Value of the Fund's assets in connection with Moody's ratings of FundPreferred Shares.

                  (vv) "Moody's Guidelines" mean the guidelines provided by Moody's, as may be amended from time to time, in connection with Moody's ratings of FundPreferred shares.

                  (ww) "1940 Act" means the Investment Company Act of 1940, as amended from time to time.

                  (xx) "1940 Act FundPreferred Shares Asset Coverage" means asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all Outstanding FundPreferred shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares), determined on the basis of values calculated as of a time within 48 hours next preceding the time of such determination.

                  (yy) "Notice of Redemption" means any notice with respect to the redemption of shares of FundPreferred shares pursuant to Section 3.

                  (zz) "Order" shall have the meaning specified in paragraph (a) of Section 1 of Part II of this Statement.

                  (aaa) "Other Rating Agency" means each rating agency, if any, other than Moody's or S & P then providing a rating for the FundPreferred shares pursuant to the request of the Fund.

                  (bbb) "Other Rating Agency Discount Factor" means the discount factors set forth in the Other Rating Agency Guidelines of each Other Rating Agency for use in calculating the Discounted Value of the Fund's assets in connection with the Other Rating Agency's rating of FundPreferred Shares.

                  (ccc) "Other Rating Agency Eligible Assets" means assets of the Fund set forth in the Other Rating Agency Guidelines of each Other Rating Agency as eligible for inclusion in calculating the Discounted Value of the Fund's assets in connection with the Other Rating Agency's rating of FundPreferred shares.

                  (ddd) "Other Rating Agency Guidelines" mean the guidelines provided by each Other Rating Agency, as may be amended from time to time, in connection with the Other Rating Agency's rating of FundPreferred shares.

                  (eee) "Outstanding" or "outstanding" means, as of any date, FundPreferred shares theretofore issued by the Fund except, without duplication,
(i) any shares of FundPreferred shares theretofore canceled, redeemed or repurchased by the Fund, or delivered to the Auction Agent for cancellation or with respect to which the Fund has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such FundPreferred shares and (ii) any FundPreferred shares represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund. Notwithstanding the foregoing, (A) for purposes of voting rights (including the determination of the number of shares required to constitute a quorum), any of the FundPreferred shares to which the Fund or any Affiliate of the Fund shall be the Existing Holder shall be disregarded and not deemed Outstanding; (B) in connection with any Auction, any Series of FundPreferred shares as to which the Fund or any person known to the Auction Agent to be an Affiliate of the Fund shall be the Existing Holder thereof shall be disregarded and deemed not to be Outstanding; and (C) for purposes of determining the FundPreferred Shares Basic Maintenance Amount, FundPreferred shares held by the Fund shall be disregarded and not deemed Outstanding but shares held by any Affiliate of the Fund shall be deemed Outstanding.

                  (fff) "Paying Agent" means The Bank of New York unless and until another entity appointed by a resolution of the Board of Trustees enters into an agreement with the Fund to serve as paying agent, which paying agent may be the same as the Auction Agent.

                  (ggg) "Person" or "person" means and includes an individual, a partnership, a trust, a Fund, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

                  (hhh) "Potential Beneficial Owner," with respect to shares of a series of FundPreferred shares, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.

                  (iii) "Preferred Share" means the preferred shares of beneficial interest, par value $.01 per share, including the FundPreferred shares, of the Fund from time to time.

                  (jjj) "Rating Agency" means each of Moody's (if Moody's is then rating FundPreferred shares), S & P (if S & P is then rating FundPreferred shares) and any Other Rating Agency.

                  (kkk) "Rating Agency Guidelines" mean Moody's Guidelines (if Moody's is then rating FundPreferred shares), S & P Guidelines (if
S & P is then rating FundPreferred shares) and any Other Rating Agency
Guidelines.

                  (lll) "Redemption Default" has the meaning set forth in
Section 2(c)(ii) of this Part I.

                  (mmm) "Redemption Price" has the meaning set forth in Section 3(a)(i) of this Part I.

                  (nnn) "Reference Rate" means, with respect to the determination of the Maximum Rate and Default Rate, the applicable LIBOR Rate (for a Dividend Period of fewer than 365 days) or the applicable Treasury Index Rate (for a Dividend Period of 365 days or more).

                  (ooo) "Rule 144A Securities" means securities which are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees of the Fund.

                  (ppp) "S & P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successors.

                  (qqq) "S & P Discount Factor" means the discount factors set forth in the S & P Guidelines for use in calculating the Discounted Value of the Fund's assets in connection with S & P's ratings of FundPreferred Shares.

                  (rrr) "S & P Eligible Asset" means assets of the Fund set forth in the S & P Guidelines as eligible for inclusion in calculating the Discounted Value of the Fund's assets in connection S & P's ratings of FundPreferred Shares.

                  (sss) "S & P Guidelines" mean the guidelines provided by S & P, as may be amended from time to time, in connection with S & P's ratings of FundPreferred shares.

                  (ttt) "Securities Act" means the Securities Act of 1933, as amended from time to time.

                  (uuu) "Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the shares of FundPreferred shares Series M, Series TH and Series F.

                  (vvv) "Sell Order" shall have the meaning specified in paragraph (a) of Section 1 of Part II of this Statement.

                  (www) "Special Dividend Period" means a Dividend Period that is not a Standard Dividend Period.

                  (xxx) "Specific Redemption Provisions" means, with respect to any Special Dividend Period of more than one year, either, or any combination of
(i) a period (a "Non-Call Period") determined by the Board of Trustees after consultation with the Broker-Dealers, during which the shares subject to such Special Dividend Period are not subject to redemption at the option of the Fund pursuant to Section 3(a)(i) and (ii) a period (a "Premium Call Period"), consisting of a number of whole years as determined by the Board of Trustees after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period shall be redeemable at the Fund's option pursuant to Section 3(a)(i) and/or in connection with any mandatory redemption pursuant to Section 3(a)(i) at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage or percentages of $25,000 or expressed as a formula using specified variables as determined by the Board of Trustees after consultation with the Broker-Dealers.

                  (yyy) "Standard Dividend Period" means a Dividend Period of 7 days.

                  (zzz) "Submission Deadline" means 1:00 P.M., Eastern Standard time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

                  (aaaa) "Submitted Bid" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

                  (bbbb) "Submitted Hold Order" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

                  (cccc) "Submitted Order" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

                  (dddd) "Submitted Sell Order" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

                  (eeee) "Sufficient Clearing Bids" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

                  (ffff) "Treasury Index Rate" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15(519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. Government securities selected by the Fund.

                  (gggg) "Valuation Date" means every Friday, or, if such day is not a Business Day, the next preceding Business Day; provided, however, that the first Valuation Date may occur on any other date established by the Fund; provided, further, however, that such first Valuation Date shall be not more than one week from the date on which FundPreferred shares Series M, Series TH and Series F initially are issued.

                  (hhhh) "Winning Bid Rate" has the meaning set forth in Section 3(a)(iii) of Part II of this Statement.

         18. Interpretation. References to sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs are to such sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs contained in this Part I or
Part II hereof, as the case may be, unless specifically identified otherwise.

                           PART II: AUCTION PROCEDURES

         1. Orders.

                  (a) Prior to the Submission Deadline on each Auction Date for shares of a series of FundPreferred shares:

                        (i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

                           (A) the number of Outstanding shares, if any, of such
                  series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such Series for the next succeeding Dividend Period of such shares;

                           (B) the number of Outstanding shares, if any, of such
                  series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such Series for the next succeeding Dividend Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

                           (C) the number of Outstanding shares, if any, of such
                  series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such Series for the next succeeding Dividend Period of shares of such series;

and

                        (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such Series for the next succeeding Dividend Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

         For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i) (A), (i) (B), (i) (C) or
(ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

                  (b) (i) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of FundPreferred shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                           (A) the number of Outstanding shares of such series
                  specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

                           (B) such number or a lesser number of Outstanding
                  shares of such series to be determined as set forth in clause
                  (iv) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

                           (C) the number of Outstanding shares of such series
                  specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.

                        (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of FundPreferred shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                           (A) the number of Outstanding shares of such series
                  specified in such Sell Order; or

                           (B) such number or a lesser number of Outstanding
                  shares of such series as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if Sufficient Clearing Bids for shares of such series do not exist;

PROVIDED, HOWEVER, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of FundPreferred shares shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Fund) with the provisions of Section 7 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

                        (iii) A Bid by a Potential Beneficial Holder or a Potential Holder of shares of a series of FundPreferred shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

                           (A) the number of Outstanding shares of such series
                  specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

                           (B) such number or a lesser number of Outstanding
                  shares of such series as set forth in clause (v) of paragraph
                  (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

                  (c) No Order for any number of FundPreferred shares other than whole shares shall be valid.

         2. Submission of Orders by Broker-Dealers to Auction Agent.

                  (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for FundPreferred shares of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

                        (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

                        (ii) the aggregate number of shares of such series that are the subject of such Order;

                        (iii) to the extent that such Bidder is an Existing Holder of shares of such series:

                           (A) the number of shares, if any, of such series
                  subject to any Hold Order of such Existing Holder;

                           (B) the number of shares, if any, of such series
                  subject to any Bid of such Existing Holder and the rate specified in such Bid; and

                           (C) the number of shares, if any, of such series
                  subject to any Sell Order of such Existing Holder; and

                        (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

                  (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

                  (c) If an Order or Orders covering all of the Outstanding shares of FundPreferred shares of a series held by any Existing Holder is not submitted to the Auction Agent prior to the

Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Dividend Period consisting of more than 28 Dividend Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

                  (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding FundPreferred shares of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

                        (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

                        (ii) (A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

                             (B) subject to subclause (A), if more than one Bid
                  of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

                             (C) subject to subclauses (A) and (B), if more than
                  one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                             (D) in any such event, the number, if any, of such
                  Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

                        (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

                  (e) If more than one Bid for one or more shares of a series of FundPreferred shares is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

                  (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

         3. Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.

                  (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of FundPreferred shares, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

                        (i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available FundPreferred shares" of such series);

                        (ii) from the Submitted Orders for shares of such series whether:

                           (A) the number of Outstanding shares of such series
                  subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of such series;

         exceeds or is equal to the sum of:

                           (B) the number of Outstanding shares of such series
                  subject to Submitted Bids of Existing Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of such series; and

                           (C) the number of Outstanding shares of such series
                  subject to Submitted Sell Orders

         (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

                        (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

                           (A) (I) each such Submitted Bid of Existing Holders
                  specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

                           (B) (I) each such Submitted Bid of Potential Holders
                  specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

         would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of

         Outstanding shares of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available FundPreferred shares of such series.

                  (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Fund of the Maximum Rate for shares of the series of FundPreferred shares for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of such series for the next succeeding Dividend Period thereof as follows:

                        (i) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

                        (ii) if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be equal to the Maximum Rate for shares of such series; or

                        (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be All Hold Rate.

         4. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Existing Holders shall continue to hold the FundPreferred shares that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

                  (a) If Sufficient Clearing Bids for shares of a series of FundPreferred shares have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

                        (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the FundPreferred shares subject to such Submitted Bids;

                        (ii) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the FundPreferred shares subject to such Submitted Bids;

                        (iii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

                        (iv) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the FundPreferred shares subject to such Submitted Bid, unless the number of Outstanding FundPreferred shares subject to all such Submitted Bids shall be greater than the number of FundPreferred shares ("remaining shares") in the excess of the Available FundPreferred shares of such series over the number of FundPreferred shares subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold FundPreferred shares subject to such Submitted Bid, but only in an amount equal to the number of FundPreferred shares of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding FundPreferred shares held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding FundPreferred shares subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

                        (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available FundPreferred shares of such series over the number of FundPreferred shares subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding FundPreferred shares subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding FundPreferred shares subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

                  (b) If Sufficient Clearing Bids for shares of a series of FundPreferred shares have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

                        (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the FundPreferred shares subject to such Submitted Bids;

                        (ii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and

                        (iii) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph
         (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

                  (c) If all of the Outstanding shares of a series of FundPreferred shares are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

                  (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of FundPreferred shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of FundPreferred shares of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole shares of FundPreferred shares.

                  (e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of FundPreferred shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate FundPreferred shares of such series or purchase among Potential Holders so that only whole shares of FundPreferred shares of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing FundPreferred shares of such series on such Auction Date.

                  (f) Based on the results of each Auction for shares of a series of FundPreferred shares, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, FundPreferred shares of such series. Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of shares of a series of FundPreferred shares with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of shares of FundPreferred shares that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

                  (g) Neither the Fund nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver FundPreferred shares of any series or to pay for FundPreferred shares of any series sold or purchased pursuant to the Auction Procedures or otherwise.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND has caused these presents to be signed as of September 21, 2004 in its name and on its behalf by its Vice-President, and its corporate seal to be hereunto affixed and attested by its Assistant Secretary. The Fund's Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and the said officers of the Fund have executed this Statement as officers and not individually, and the obligations and rights set forth in this Statement are not binding upon any such officers, or the Trustees or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

                                        NUVEEN FLOATING RATE INCOME
                                        OPPORTUNITY FUND


                                        By: /s/ Jessica R. Droeger
                                            ------------------------------------
                                            Jessica R. Droeger, Vice President


ATTEST:

/s/ Virginia L. O'Neal
---------------------------------------
Virginia L. O'Neal, Assistant Secretary

                                  APPENDIX B -

                             RATINGS OF INVESTMENTS

         Standard & Poor's Corporation--A brief description of the applicable Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("Standard & Poor's" or "S&P"), rating symbols and their meanings (as published by S&P) follows:

         A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

         Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information.

         Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper.

         Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

         Issue credit ratings are based in varying degrees, on the following considerations:

         1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

         2. Nature of and provisions of the obligation; and

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights. The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA

         An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

         An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

         An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

         An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C

         Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

         An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

         An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

         An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

         An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

         The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D

         An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Plus (+) or minus (-). The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

C

         The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p

         The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*

         Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r

         The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.

         Not rated.

         Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS

         Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', 'BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

SHORT-TERM ISSUE CREDIT RATINGS

NOTES

         A Standard & Poor's note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

             o Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

             o Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

         Note rating symbols are as follows:

SP-1

         Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

         Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

         Speculative capacity to pay principal and interest.

         A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

COMMERCIAL PAPER

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

A-1

         A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

         A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

         A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

         A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C

         A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

         A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         A commercial rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

         Moody's Investors Service, Inc.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

MUNICIPAL BONDS

Aaa

         Bonds which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

         Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in 'Aaa' securities.

A

         Bonds which are rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa

         Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

         Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

         Bonds which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

         Bonds which are rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

         Bonds which are rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

         Bonds which are rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         #(hatchmark): Represents issues that are secured by escrowed funds held in cash, held in trust, invested and reinvested in direct, non-callable, non-prepayable United States government obligations or non-callable, non-prepayable obligations unconditionally guaranteed by the U.S. Government, Resolution Funding Corporation debt obligations.

         Con. (...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

         (P): When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

         Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM LOANS

MIG 1/VMIG 1

         This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

         This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

         This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

         This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

COMMERCIAL PAPER

         Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

             o     Leading market positions in well-established industries.

             o     High rates of return on funds employed.

             o Conservative capitalization structures with moderate reliance on debt and ample asset protection.

             o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

             o Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced.

         Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Fitch Ratings--A brief description of the applicable Fitch Ratings ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

LONG-TERM CREDIT RATINGS

INVESTMENT GRADE

AAA

         Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

         Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

         High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

         Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB

         Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

         Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

         High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, AND D DEFAULT

         The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90%, and 'D' the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect for repaying all obligations.

SHORT-TERM CREDIT RATINGS

         A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

         Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

         Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

         Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade. B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

B

         Speculative Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

         High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

         Default. Denotes actual or imminent payment default.

         Notes to Long-term and Short-term ratings:

         "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'.

         'NR' indicates that Fitch Ratings does not rate the issuer or issue in question.

         'Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

         Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

         A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are 'stable' could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                  $240,000,000

                  Nuveen Floating Rate Income Opportunity Fund

                              FundPreferred Shares

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                       STATEMENT OF ADDITIONAL INFORMATION

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                               September 21, 2004